UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant     ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SUNESIS PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

SUNESIS PHARMACEUTICALS, INC.
395 Oyster Point Boulevard, Suite 400
South San Francisco, CA 94080

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on June 18, 2009

To the Stockholders of Sunesis Pharmaceuticals, Inc.:

The 2009 annual meeting of stockholders of Sunesis Pharmaceuticals, Inc. (“Sunesis”) will be held on Thursday, June 18, 2009 at 10:00 a.m., local time, at our headquarters located at 395 Oyster Point Boulevard, Suite 400, South San Francisco, California, 94080 for the following purposes:

1.
To elect two directors nominated by the Board of Directors to serve until the 2012 annual meeting of stockholders, one director nominated by the Board of Directors to serve until the 2011 annual meeting of stockholders, and one director nominated by the Board of Directors to serve until the 2010 annual meeting of stockholders, each as described in the accompanying proxy statement.

2.
To approve the issuance of Sunesis’ equity securities and certain related transactions pursuant to the securities purchase agreement entered into by and among Sunesis and certain investors on March 31, 2009 providing for a private placement of up to $43.5 million of Sunesis’ equity securities, as described in the accompanying proxy statement. A copy of the securities purchase agreement is attached as Annex A to the accompanying proxy statement.

3.
To approve an amendment to Sunesis’ amended and restated certificate of incorporation in order to effect a reverse stock split of the issued and outstanding shares of Sunesis’ common stock and preferred stock. A copy of the amendment to Sunesis’ amended and restated certificate of incorporation to effect the reverse stock split is attached as Annex B to the accompanying proxy statement.

4.
To approve an amendment to Sunesis’ amended and restated certificate of incorporation to increase the number of authorized shares of common stock from 100,000,000 to 400,000,000 and to increase the number of authorized shares of preferred stock from 5,000,000 to 10,000,000. A copy of the amendment to Sunesis’ amended and restated certificate of incorporation to effect the foregoing changes is attached as Annex C to the accompanying proxy statement.

5.
To consider and vote upon an adjournment of the annual meeting, if necessary, if a quorum is present, to solicit additional parties if there are not sufficient votes in favor of Proposals No. 2, No. 3 and No. 4.

6.	To transact any other business that may properly come before the annual meeting or any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement accompanying this Notice. The record date for the annual meeting is May 1, 2009. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof.

By Order of the Board of Directors,
South San Francisco, California
May 20, 2009	Eric H. Bjerkholt
Senior Vice President, Corporate Development and Finance, Chief Financial Officer and Corporate Secretary

You are cordially invited to attend the annual meeting in person.  Whether or not you expect to attend the annual meeting, please complete, date, sign and return the enclosed proxy, or vote over the telephone or the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the annual meeting.  A return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience.  Even if you have voted by proxy, you may still vote in person if you attend the annual meeting.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the annual meeting, you must obtain a proxy issued in your name from that record holder.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held at 10:00 a.m., Pacific Time, on Thursday, June 18, 2009 at Sunesis Pharmaceuticals, Inc. located at 395 Oyster Point Boulevard, Suite 400, South San Francisco, CA 94080.

The proxy statement and annual report to stockholders are available at https://materials.proxyvote.com/867328.

The Board of Directors recommends that you vote FOR each of the proposals identified above.

TABLE OF CONTENTS

Section	Page

Information Concerning Solicitation and Voting	1

Proposal No. 1 — Election of Nominees to the Board of Directors	5

Proposal No. 2 — Approval of Private Placement Transactions, Including Potential Issuances of Additional Equity Securities	7

Proposal No. 3 — Approval of Amendment to Amended and Restated Certificate of Incorporation to Effect a Reverse Stock Split	12

Proposal No. 4 — Approval of Amendment to Amended and Restated Certificate of Incorporation to Increase the Authorized Number of Shares of Sunesis Common Stock and Preferred Stock	17

Proposal No. 5 — Approval of Possible Adjournment of Annual Meeting	19

Information About the Board of Directors and Corporate Governance	20

Certain Information with Respect to Executive Officers	29

Executive Compensation and Related Information	30

Independent Public Accountants	38

Certain Relationships and Related Party Transactions	39

Security Ownership of Certain Beneficial Owners and Management	41

Other Information	45

Other Matters	46

SUNESIS PHARMACEUTICALS, INC.
PROXY STATEMENT FOR THE 2009 ANNUAL MEETING OF STOCKHOLDERS

JUNE 18, 2009

INFORMATION CONCERNING SOLICITATION AND VOTING

General

This proxy statement is furnished to our stockholders in connection with the solicitation of proxies by the Board of Directors of Sunesis Pharmaceuticals, Inc., which we sometimes refer to herein as the Company, Sunesis or we, for our 2009 annual meeting of stockholders, or Annual Meeting, to be held on June 18, 2009, and any adjournment, continuation or postponement thereof, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders. Our principal executive office is located at 395 Oyster Point Boulevard, Suite 400, South San Francisco, California 94080. Directions to the Annual Meeting may be found at www.sunesis.com. A copy of our Annual Report on Form 10-K and our Annual Report as amended on Form 10-K/A for the year ended December 31, 2008 and this proxy statement and the accompanying proxy card are first being distributed to stockholders on or about May 20, 2009.

Solicitation

The expenses of preparing, printing and assembling the materials used in the solicitation of proxies on behalf of the Board of Directors will be borne by us. In addition to the solicitation of proxies by use of the mail, we may utilize the services of certain of our officers and employees (who will receive no compensation in addition to their regular salaries) to solicit proxies personally and by mail, telephone and electronic means from brokerage houses and other stockholders. Also, we have retained American Stock Transfer & Trust Company, or AST, to aid in the distribution and solicitation of proxies. AST will receive a customary fee of $1,000 as well as reimbursement for certain expenses, all of which will be paid for by us. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Voting Rights and Outstanding Shares

Our common stock and Series A preferred stock are the only types of securities entitled to vote at the Annual Meeting. Each share of common stock and Series A preferred stock entitles the holder of record thereof at the close of business on May 1, 2009 to notice of, and to vote on, each of the matters to be voted upon at the Annual Meeting, subject to the NASDAQ voting requirements applicable to Proposals No. 2 and No. 4 as described in more detail below. There are no statutory or contractual rights of appraisal or similar remedies available to those stockholders who dissent from any matter to be acted on at the Annual Meeting. Cumulative voting is not available and each share of common stock is entitled to one vote per share of common stock and each share of Series A preferred stock is entitled to ten votes per each share of Series A preferred stock.

Unless otherwise instructed, shares represented by executed proxies in the form accompanying this proxy statement will be voted as follows:

•
FOR the election of two directors nominated by the Board of Directors to serve until the 2012 annual meeting of stockholders, one director nominated by the Board of Directors to serve until the 2011 annual meeting of stockholders, and one director nominated by the Board of Directors to serve until the 2010 annual meeting of stockholders (Proposal No. 1);

•
FOR the issuance of Sunesis’ equity securities and certain related transactions pursuant to the securities purchase agreement entered into by and among Sunesis and certain investors on March 31, 2009 providing for a private placement of up to $43.5 million of our equity securities (Proposal No. 2);

•
FOR an amendment to our amended and restated certificate of incorporation in order to effect a reverse stock split of the issued and outstanding shares of our common stock and preferred stock (Proposal No. 3);

•
FOR an amendment to our amended and restated certificate of incorporation to increase the number of authorized shares of our common stock to 400,000,000, and to increase the number of authorized shares of our preferred stock  to 10,000,000 (Proposal No. 4);

•	FOR an adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies (Proposal No. 5); and

•	At the proxyholder’s discretion, on such other matters, if any, that may come before the Annual Meeting.

Voting Quorum, Abstentions and Voting Requirements

In order to conduct any business at the Annual Meeting, a quorum must be present in person or represented by valid proxy. A majority of the outstanding shares of the capital stock entitled to vote at the Annual Meeting, present or represented by proxy, constitutes a quorum. As of May 1, 2009, the record date for the Annual Meeting, we had 34,409,768 shares of common stock outstanding and entitled to vote and 2,898,554 shares of preferred stock outstanding and entitled to vote. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee holding your shares in “street name”) or if you vote in person at the Annual Meeting.

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count FOR and WITHHELD votes, with respect to Proposal No. 1, and, with respect to all proposals other than Proposal No. 1, AGAINST votes and abstentions. Abstentions will be counted towards the vote total with respect to all proposals other than Proposal No. 1 and will have the same effect as AGAINST votes. In the event that a broker, bank, custodian, nominee or other record holder of our common stock or preferred stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, which is called a broker non-vote, those shares will be counted for the purposes of establishing a quorum, but will not be counted for any purpose in determining whether a proposal has been approved, except for Proposals No. 2 and No. 4.  For Proposals No. 2 and No. 4, broker non-votes will have the same effect as AGAINST votes. An automated system administered by AST will tabulate all votes cast at the Annual Meeting.

•
For Proposal No. 1 to be approved, the two nominees nominated by the Board of Directors to serve as Class I directors, whose terms will expire at our 2012 annual meeting of stockholders, must receive the most FOR votes (among votes properly cast in person or by proxy) of nominees for the vacancies in such director class in order to be elected, the one nominee nominated by the Board of Directors to serve as a Class III director, whose term will expire at our 2011 annual meeting of stockholders, must receive the most FOR votes (among votes properly cast in person or by proxy) of nominees for the vacancy in such director class in order to be elected, and the one nominee nominated by the Board of Directors to serve as a Class II director, whose term will expire at our 2010 annual meeting of stockholders, must receive the most FOR votes (among votes properly cast in person or by proxy) of nominees for the vacancy in such director class in order to be elected. Only votes FOR or WITHHELD will affect the outcome. The director nominees listed in Proposal No. 1 will be elected by a plurality of the votes of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the election of directors.

•
To be approved, Proposal No. 2, the issuance of Sunesis’ equity securities and certain related transactions pursuant to the securities purchase agreement entered into by and among Sunesis and certain investors on March 31, 2009, must receive a FOR vote from the majority of the outstanding shares entitled to vote and present either in person or by proxy at the Annual Meeting, and must comply with certain NASDAQ voting requirements as described in Proposal No. 2. If you ABSTAIN from voting, it will be counted towards the tabulation of votes cast on the proposal and will have the same effect as an AGAINST vote. Broker non-votes will have the same effect as AGAINST votes.

•
To be approved, Proposal No. 3, an amendment to our amended and restated certificate of incorporation to effect a reverse stock split, must receive a FOR vote from a majority of the outstanding shares entitled to vote either in person or by proxy at the Annual Meeting. If you ABSTAIN from voting, it will be counted towards the tabulation of votes cast on the proposal and will have the same effect as an AGAINST vote.

•
To be approved, Proposal No. 4, an amendment to our amended and restated certificate of incorporation to increase the number of authorized shares of our common stock to 400,000,000 and to increase the number of authorized shares of our preferred stock to 10,000,000, must receive a FOR vote from a majority of the outstanding shares entitled to vote either in person or by proxy at the Annual Meeting, as well as a FOR vote from a majority of the outstanding shares entitled to vote and present in person or by proxy at the Annual Meeting in compliance with certain NASDAQ voting requirements as described in Proposal No. 4. If you ABSTAIN from voting, it will have the same effect as an AGAINST vote. Broker non-votes will have the same effect as AGAINST votes.

•
To be approved, Proposal No. 5, an adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies, must receive a FOR vote from the majority of the outstanding shares entitled to vote and present either in person or by proxy at the Annual Meeting. If you ABSTAIN from voting, it will be counted towards the tabulation of votes cast on the proposal and will have the same effect as an AGAINST vote.

Voting Procedures and Options

The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy via the Internet.  Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted.  You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•
To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided.  If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•
To vote over the telephone, dial toll-free 1-800-776-9437 in the United States and 1-718-921-8500 outside the United States using a touch-tone phone and follow the recorded instructions.  You will be asked to provide the company number and control number from the enclosed proxy card.  Your vote must be received by 11:59 p.m., Eastern Time, on June 17, 2009 to be counted.

•
To vote via the Internet, go to www.voteproxy.com to complete an electronic proxy card.  You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 p.m., Eastern Time, on June 17, 2009 to be counted.

Beneficial Owner: Shares Registered in the Name of a Bank, Broker or Other Nominee

Most beneficial owners whose stock is held in the name of a bank, broker or other nominee, or “street name,” will receive instructions for granting proxies from their banks, brokers or other nominees, rather than our proxy card. If your shares are held in street name, you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker or other nominee holding the shares to vote your shares. Broker non-votes occur when a beneficial owner of shares held in street name does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters are generally those involving a matter that may substantially affect the rights or privileges of stockholders, such as mergers or stockholder proposals. Proposal No. 2 and Proposal No. 4 are considered non-routine and if you do not provide voting instructions, your broker or other nominee will not be able to vote your shares with respect to these proposals.

For admission to the Annual Meeting, stockholders may be asked to present proof of identification and a statement from their bank, broker or other nominee reflecting their beneficial ownership of our common stock or preferred stock as of May 1, 2009 as well as a proxy from the record holder to the stockholder.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions.  However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

Shares Registered in the Name of Stockholder

Shares may only be voted by or on behalf of the record holder of shares as indicated in our stock transfer records. If you are a stockholder of record, you are requested either to vote in person at the Annual Meeting, over the telephone, via the Internet or to complete, sign and date the enclosed proxy card and return it in the enclosed envelope. The envelope requires no postage if mailed in the United States. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct. Unless there are different instructions on the proxy, all shares represented by valid proxies (and not revoked before they are voted) will be voted at the Annual Meeting FOR each of the nominees named in Proposal No. 1 and FOR each of Proposals No. 2 through No. 5. With respect to any other business which may properly come before the Annual Meeting or any adjournment or postponement thereof and submitted to a vote of stockholders, proxies will be voted in accordance with the best judgment of the designated proxyholder.

Revocability of Proxies

You may revoke your proxy at any time before it is voted at the Annual Meeting by:

•
delivering written notice of revocation to our Corporate Secretary at Sunesis Pharmaceuticals, Inc., 395 Oyster Point Boulevard, Suite 400, South San Francisco, California 94080, or in person at the Annual Meeting;

•	submitting a later dated proxy; or

•	attending the Annual Meeting and voting in person.

Your attendance at the Annual Meeting will not, by itself, constitute revocation of your proxy.

Recent Events

On March 31, 2009, we entered into a securities purchase agreement with accredited investors, including certain members of our management and entities affiliated with them, providing for a private placement of up to $43.5 million of our equity securities in three separate closings, collectively referred to as the Private Placement. The Private Placement contemplates the sale of up to $15.0 million of units consisting of Series A preferred stock and warrants to purchase common stock in two closings, of which $10.0 million of units were sold in an initial closing held on April 3, 2009.  The additional $5.0 million of units may be sold in a second closing, and up to $28.5 million of common stock may be sold in a separate common equity closing, each of which is subject to certain conditions as more fully described in Proposal No. 2.

Our common stock is listed on The NASDAQ Global Market, which is governed by the Marketplace Rules of The NASDAQ Stock Market LLC, or NASDAQ. NASDAQ requires stockholder approval in connection with the issuance of an additional $5.0 million of our Series A preferred stock and warrants to purchase common stock that may be issued in the second closing of the Private Placement and the issuance of up to $28.5 million of our common stock that may be issued in the common equity closing of the Private Placement. As a result, we are seeking stockholder approval at the Annual Meeting for the issuance of our equity securities and certain related transactions pursuant to the Private Placement, as more fully described in Proposal No. 2.

Interest of Certain Persons in Matters to be Acted Upon

Entities affiliated with Daniel N. Swisher, Jr., our Chief Executive Officer and President, Eric H. Bjerkholt, our Senior Vice President, Corporate Development and Finance, Chief Financial Officer and Corporate Secretary, and Steven B. Ketchum, Ph.D., our Senior Vice President, Research and Development, as well as entities affiliated with Edward Hurwitz and Dayton Misfeldt, members of our Board of Directors, participated in the initial closing of the Private Placement. See “Certain Relationships and Related Party Transactions” on page 39 of this proxy statement for additional information.

Limits on Voting

Our common stock is listed on The NASDAQ Global Market. NASDAQ requires that a majority of the outstanding shares entitled to vote and present either in person or by proxy approve Proposals No. 2 and No. 4. NASDAQ further stipulates that shares that were issued as part of the Private Placement described in Proposal No. 2 may not be counted toward the vote total of Proposals No. 2 and No. 4 for purposes of meeting the NASDAQ requirements, as such proposals deal directly with the transaction pursuant to which such shares were issued. For these proposals, for purposes of meeting the NASDAQ requirements, the shares of our Series A preferred stock acquired in the Private Placement (and any common stock issued upon conversion thereof or upon exercise of the warrants issued in the initial closing) will be counted only for the purpose of determining if quorum is present, will not be counted toward the vote total of these proposals and will not be included in the number of shares outstanding for purposes of determining if a majority of the shares entitled to vote and present either in person or by proxy at the Annual Meeting have approved these proposals.

Results of the Annual Meeting

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our quarterly report on Form 10-Q for the second quarter of 2009.

Internet Availability of Proxy Materials

This proxy statement, our Annual Report on Form 10-K and our Annual Report as amended on Form 10-K/A for the year ended December 31, 2008 are available at https://materials.proxyvote.com/867328.

Availability of Our Independent Registered Public Accounting Firm

Representatives of Ernst & Young LLP, our independent registered public accounting firm, are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions. For additional information regarding the Audit Committee and its activities with Ernst & Young LLP, see “Information Regarding Our Board of Directors and Corporate Governance” and “Report of the Audit Committee of the Board of Directors.”

YOUR VOTE IS IMPORTANT. ACCORDINGLY, PLEASE COMPLETE, SIGN AND
RETURN THE ACCOMPANYING PROXY CARD WHETHER OR NOT YOU PLAN TO
ATTEND THE ANNUAL MEETING IN PERSON.

PROPOSAL NO. 1
 ELECTION OF NOMINEES TO THE BOARD OF DIRECTORS

Our Board of Directors, or our Board, consists of eight members, with one current vacancy, and is divided into three classes of directors serving staggered three-year terms. Directors for each class are elected at the annual meeting of stockholders held in the year in which the term for their class expires and hold office until their earlier death, resignation or removal or their successors are duly elected and qualified. In accordance with our amended and restated certificate of incorporation and bylaws, our Board may fill existing vacancies on the Board by appointment.

The term of office of the four current Class I directors will expire at the Annual Meeting. There are four directors eligible for nomination. Proxies cannot be voted for more than four persons. The two nominees for Class I director are Edward Hurwitz and Dayton Misfeldt, both of whom currently serve as Class I directors and were appointed by our Board in April 2009 in accordance with the terms of that certain Investor Rights Agreement, as more fully described in the section titled “Certain Relationships and Related Party Transactions – Investor Rights Agreements.” If elected at the Annual Meeting, each of these nominees would serve until our 2012 annual meeting of stockholders and until his successor is elected and qualified, or, if sooner, until his death, resignation or removal. In addition, there is one nominee for election as a Class II director, James W. Young, Ph.D., whose term of office would expire at the annual meeting of stockholders in 2010, and one nominee for election as a Class III director, David C. Stump, M.D., whose term of office would expire at the annual meeting of stockholders in 2011. There is currently one additional Class II director, whose term expires at the annual meeting of stockholders in 2010, and two additional Class III directors, whose terms expire at the annual meeting of stockholders in 2011.

Directors are elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote at the meeting. The two nominees nominated by the Board of Directors to serve as Class I directors, whose terms will expire at our 2012 annual meeting of stockholders, must receive the most FOR votes (among votes properly cast in person or by proxy) of nominees for the vacancies in such director class in order to be elected, the one nominee nominated by the Board of Directors to serve as a Class III director, whose term will expire at our 2011 annual meeting of stockholders, must receive the most FOR votes (among votes properly cast in person or by proxy) of nominees for the vacancy in such director class in order to be elected, and the one nominee nominated by the Board of Directors to serve as a Class II director, whose term will expire at our 2010 annual meeting of stockholders, must receive the most FOR votes (among votes properly cast in person or by proxy) of nominees for the vacancy in such director class in order to be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, FOR the election of the nominees named below. Only votes FOR or WITHHELD will affect the outcome. Each nominee has indicated his willingness to serve if elected. Our management has no reason to believe that any nominee will be unable to serve. In the event that any of the nominees should be unavailable for election as a result of an unexpected occurrence, shares represented by executed proxies will be voted for the election of a substitute nominee proposed by management.

Pursuant to an Investor Rights Agreement, Growth Equity Opportunities Fund, LLC, or GEO, together with its affiliates, has the right to designate one investor designee to the Board. To date, GEO has not exercised its right to designate a director for election to our Board, but may exercise such right in the future subject to the terms of the Investor Rights Agreement, as more fully discussed below in the section titled “Certain Relationships and Related Party Transactions – Investor Rights Agreements.”

The following table sets forth information as of April 10, 2009 with respect to our directors, including the four persons nominated for election by our Board at the Annual Meeting.

Name	Age	Director Since
James W. Young, Ph.D.	64	2000
Daniel N. Swisher, Jr.	46	2004
Matthew K. Fust	44	2005
Homer L. Pearce, Ph.D.	56	2006
David C. Stump, M.D.	59	2006
Edward Hurwitz	45	2009
Dayton Misfeldt	35	2009

The principal occupations and positions of our directors, including the four persons nominated for election by our Board at the Annual Meeting, for at least the past five years, are as follows:

Class I Nominees for Election to the Board of Directors for a Three-Year Term Expiring in 2012

Edward Hurwitz has served as a director of Alta Partners, a venture capital firm, since June 2002.  From June 1997 to October 2002, Mr. Hurwitz served as Senior Vice President and Chief Financial Officer of Affymetrix, Inc., a microarray technology company. From April 1994 to June 1997, Mr. Hurwitz was a biotechnology research analyst for Robertson Stephens & Company, and from April 1992 to April 1994 was a biotechnology research analyst for Smith Barney Shearson. From November 1990 to April 1992, Mr. Hurwitz practiced commercial law at Cooley Godward LLP.  Mr. Hurwitz holds a B.A. in Molecular Biology from Cornell University, a J.D. from the University of California, Berkeley Boalt Hall School of Law and an M.B.A. from the Haas School of Business. Mr. Hurwitz was appointed as a director pursuant to the Investor Rights Agreement executed in connection with Alta Partners’ purchase of our securities in the Private Placement.  See “Certain Relationships and Related Party Transactions – Investor Rights Agreements” for a description of this agreement.

Dayton Misfeldt is an Investment Partner at Bay City Capital LLC, a venture capital firm, and focuses on biopharmaceutical investment opportunities. Prior to joining Bay City Capital in May 2000, Mr. Misfeldt was a Vice President at Roth Capital Partners where he worked as a sell-side analyst covering the biopharmaceutical industry. Mr. Misfeldt has also worked as a Project Manager at LifeScience Economics. Mr. Misfeldt received a B.A. in Economics from the University of California, San Diego. Mr. Misfeldt was appointed as a director pursuant to the Investor Rights Agreement executed in connection with Bay City Capital’s purchase of our securities in the Private Placement.  See “Certain Relationships and Related Party Transactions – Investor Rights Agreements” for a description of this agreement.

Class II Nominee for Election to the Board of Directors for a One-Year Tem Expiring in 2010

James W. Young, Ph.D. served as Executive Chairman of our Board from December 2003 to April 2009 and has served as non-executive Chairman of our Board since April 2009. From May 2000 to November 2003, Dr. Young served as our Chief Executive Officer. In April 2006, he joined 5AM Ventures, a venture capital firm, as a Venture Partner. From September 1995 to March 2000, Dr. Young served as Vice President of Research, as Senior Vice President, Research and Development, and as Group Vice President at ALZA Corporation, a pharmaceutical company. From September 1992 to August 1995, Dr. Young served as Senior Vice President for Business Development and as President of the Pharmaceuticals Division of Affymax, N.V., a biopharmaceutical company. From September 1987 to August 1992, he served as Senior Vice President for Business Development and as Senior Vice President and General Manager of the Pharmaceuticals Division at Sepracor Inc., a pharmaceutical company. Dr. Young holds a B.S. in Chemistry from Fordham University and a Ph.D. in Organic Chemistry from Cornell University.

Class III Nominee for Election to the Board of Directors for a Two-Year Term Expiring in 2011

David C. Stump, M.D. is Executive Vice President, Research and Development, at Human Genome Sciences, Inc., a biopharmaceutical company, and has served at that company since November 1999. From December 2003 to May 2007, Dr. Stump served as Executive Vice President of Drug Development at Human Genome Sciences and, from November 1999 to December 2003, as its Senior Vice President, Drug Development. Prior to joining Human Genome Sciences, Dr. Stump held roles of increasing responsibility at Genentech, Inc., a biopharmaceutical company, from 1989 to 1999, including Vice President, Clinical Research and Genentech Fellow. Prior to joining Genentech, Dr. Stump was an Associate Professor of Medicine and Biochemistry at the University of Vermont. Since September 2006, Dr. Stump has served as a consultant to Sunesis, reviewing, assessing and advising us on our development plans and strategies. Dr. Stump is a member of the Board of Trustees of Adventist HealthCare and Earlham College. Dr. Stump holds an A.B. from Earlham College and an M.D. from Indiana University and did his residency and fellowship training in internal medicine, hematology, oncology and biochemistry at the University of Iowa.

Class II Director Whose Term Will Expire in 2010

Homer L. Pearce, Ph.D. served in various capacities at Eli Lilly & Company between 1979 and March 2006, including Vice President, Cancer Research and Clinical Investigation from 1994 to 2002 and Distinguished Research Fellow, Cancer Research, Lilly Research Laboratories from 2002 to March 2006. Since August 2006, Dr. Pearce has served as a consultant to Sunesis, reviewing, assessing and advising us on our development plans and strategies. He is a member of the American Association for Cancer Research, the American Chemical Society and the American Association for the Advancement of Science. Dr. Pearce holds a B.S. from Texas A&M University and a Ph.D. in Organic Chemistry from Harvard University.

Class III Directors Whose Terms Will Expire in 2011

Matthew K. Fust has been Executive Vice President and Chief Financial Officer at Onyx Pharmaceuticals, Inc., a biopharmaceutical company, since January 2009.  Prior to joining Onyx, Mr. Fust was Executive Vice President and Chief Financial Officer at Jazz Pharmaceuticals, Inc., a pharmaceutical company, which he joined in May 2003. From May 2002 to May 2003, Mr. Fust was Chief Financial Officer at Perlegen Sciences, Inc., a biotechnology company. From June 1996 to January 2002, Mr. Fust was with ALZA Corporation, first as Controller and then as Chief Financial Officer. Mr. Fust holds a B.A. in Accounting from the University of Minnesota and an M.B.A. from the Stanford Graduate School of Business.

Daniel N. Swisher, Jr. has served as our Chief Executive Officer, or CEO, and a member of our Board since January 2004 and also as our President since August 2005. From December 2001 to December 2003, he served as our Chief Business Officer and Chief Financial Officer. From June 1992 to September 2001, Mr. Swisher served in various management roles, including Senior Vice President of Sales and Marketing, for ALZA Corporation. In 2007, Mr. Swisher joined the Board of Directors of the Okizu Foundation, an organization that provides support to families affected by childhood cancers. Mr. Swisher holds a B.A. in History from Yale University and an M.B.A. from the Stanford Graduate School of Business.

There are no family relationships among any of our executive officers, directors or persons nominated to become directors.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR THE DIRECTOR NOMINEES
NOMINATED IN PROPOSAL NO. 1.

PROPOSAL NO. 2

APPROVAL OF PRIVATE PLACEMENT TRANSACTIONS, INCLUDING POTENTIAL ISSUANCES OF
ADDITIONAL EQUITY SECURITIES

Background

On March 31, 2009, we entered into a securities purchase agreement, or the Securities Purchase Agreement, with accredited investors, including certain members of our management and entities affiliated with them, providing for the Private Placement pursuant to which we may sell and issue up to $43.5 million of our equity securities in three separate closings. The Private Placement contemplates the sale of up to $15.0 million of units consisting of Series A preferred stock and warrants to purchase common stock in two closings, of which $10.0 million of units were sold in an initial closing held on April 3, 2009.  The additional $5.0 million of units may be sold in a second closing, and up to $28.5 million of common stock may be sold in a separate common equity closing, each of which is subject to certain conditions as more fully described under the heading “Securities Purchase Agreement” below.

 We are seeking approval of our stockholders for the issuance of the additional $5.0 million of units that may be sold in the Private Placement, the shares of our common stock issuable upon conversion of the Series A preferred stock and exercise of the warrants included in the units, up to $28.5 million of shares of common stock that may be sold in a separate common equity closing, and the issuance of  up to 43,478,110 shares of our common stock that may be issued upon the exercise of warrants issued and issuable pursuant to the Private Placement, or collectively, the Transactions, in order to comply with the stockholder approval requirements of the Marketplace Rules of The NASDAQ Stock Market, LLC, or NASDAQ, implicated by the Transactions and any other matters covered by this proposal.

NASDAQ Marketplace Rules; Stockholder Approval Requirements

We are subject to the NASDAQ Marketplace Rules because our common stock is listed on The NASDAQ Global Market. The Transactions implicate certain of the Marketplace Rules requiring prior stockholder approval in order to maintain our listing on The NASDAQ Global Market, including the following, which are referred to as the NASDAQ Share Limitations:

•	Marketplace Rule 5635(b) requires stockholder approval when any issuance or potential issuance will result in a change of control of the issuer; and

•
Marketplace Rule 5635(d) requires stockholder approval of any sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock outstanding or 20% or more of the voting power outstanding before such issuance for a price less than the greater of book or market value of the common stock at the time of such issuance.

NASDAQ has not adopted any rule on what constitutes a “change of control” for purposes of Marketplace Rule 5635(b). However, NASDAQ has previously indicated that the acquisition of, or right to acquire, by a single investor or affiliated investor group, as little as 20% of the common stock (or securities convertible into or exerciable for common stock) or voting power on a post-transaction basis of an issuer could constitute a change of control. The equity securities we issued in the initial closing of Private Placement did not constitute a change of control for purposes of Marketplace Rule 5635(b), in part to due to participation in the Private Placement by certain of our existing stockholders. However, the Private Placement involves the potential issuance by us in the Transactions of significant additional shares of common stock, and securities potentially convertible into or exercisable for common stock, which would result in the acquisition by a single investor, together with its affiliates and when aggregated with the shares sold to such investor in the initial closing of the Private Placement, of an amount of our securities that could be sufficient to be deemed to constitute a change of control by NASDAQ for purposes of Marketplace Rule 5635(b).  As a result, the acquisition of our securities by any investor pursuant to the Private Placement that may be deemed to exceed the share threshold constituting a change of control for purposes of Marketplace Rule 5635(b) requires your approval. Absent such approval, we could be limited to issuing no more equity securities in the Private Placement than already sold in the initial closing on April 3, 2009 in order to comply with Marketplace Rule 5635(b).

The Series A preferred stock and warrants to purchase common stock we issued in the initial closing of the Private Placement were issued in compliance with the 20% share limitation under Marketplace Rule 5635(d), as the units were issued at the greater of book or market value. However, the Series A preferred stock, warrants to purchase common stock and common stock issuable by us in the Transactions will result, to the extent they occur and when taken together with the Series A preferred stock and related warrants issued in the initial closing of the Private Placement, in the issuance by us of securities in excess of the 20% cap set by Marketplace Rule 5635(d) and at a purchase price or exercise price, as applicable, that may be below the market value of our common stock on the date of such issuances. As a result, we are seeking your approval of the Transactions. Absent such approval of this proposal, we could be prohibited from issuing the equity securities contemplated by the Transactions pursuant to the Private Placement.

In addition, pursuant to Marketplace Rule 5635(c), to the extent that we issue equity securities contemplated by the Transactions to any of our executive officers or directors at a purchase price below the market value of our common stock on the date of such issuances, such issuances will be deemed by NASDAQ to be an executive compensation arrangement requiring stockholder approval under Marketplace Rule 5635(c). Certain entities affiliated with Daniel N. Swisher, Jr., our Chief Executive Officer and President, Eric H. Bjerkholt, our Senior Vice President, Corporate Development and Finance, Chief Financial Officer and Corporate Secretary, and Steven B. Ketchum, Ph.D., our Senior Vice President, Research and Development, as well as certain entities affiliated with two of our directors, Edward Hurwitz and Dayton Misfeldt, participated in the initial closing of the Private Placement and may participate in the additional closings of the Private Placement covered in the Transactions potentially at a purchase price below the market value of our common stock on the date of such issuances. By approving this proposal, you will be approving the participation of our executive officers and directors and their affiliated entities that are parties to the Securities Purchase Agreement in the Transactions to the extent they are consummated at a purchase price below the market value of our common stock on the date of such issuances. See “Certain Relationships and Related Party Transactions – Purchases of Our Securities” for additional information on the participation of our executive officers and directors and their affiliates in the Private Placement.

As a result of the factors described above, the Securities Purchase Agreement and the exhibits thereto were structured to require stockholder approval of the Transactions and other matters set forth in this proposal. Accordingly, we are seeking your approval of this Proposal No. 2 to comply with the NASDAQ listing requirements and applicable Marketplace Rules.

 Summary of the Private Placement

The terms of the Securities Purchase Agreement and the issuance of our equity securities in connection with the Transactions are complex and only summarized below. Although this proxy statement contains a summary of the material terms of the Security Purchase Agreement and the terms of our Series A preferred stock and other securities issuable in the Transactions, stockholders can find further information about the Securities Purchase Agreement, the exhibits thereto and the rights of the holders of our Series A preferred stock in the Current Reports on Form 8-K we filed with the SEC on April 1, 2009 and April 3, 2009 and documents filed as exhibits to such reports.

Securities Purchase Agreement

On March 31, 2009, we entered into the Securities Purchase Agreement, which contemplates the Private Placement, including the Transactions covered by this proposal. A copy of the Securities Purchase Agreement, as publicly filed with the SEC, is attached as Annex A to this proxy statement.

As described above, the Private Placement provides for the sale of up to $15.0 million of units consisting of Series A preferred stock and warrants to purchase common stock in two closings, and the sale of up to $28.5 million of our common stock in a common equity closing. $10.0 million of units were sold in the initial closing held on April 3, 2009.  Subject to the approval by our stockholders of this proposal, an additional $5.0 million of units may be sold in the second closing, which closing may occur at our election or at the election of the investors in the Private Placement.  We may elect to hold the second closing if the achievement of a specified milestone with respect to voreloxin, our primary product candidate has occurred, and our common stock is trading above a specified floor price. If we have not delivered notice to the investors in the Private Placement of our election to complete the second closing, or if the conditions for the second closing have not been met, the investors may elect to purchase the units in the second closing by delivering a notice to us of their election to purchase the units.  Notice of an election to complete the second closing, either by us or the investors in the Private Placement, must be delivered on or before the earliest to occur of December 31, 2009, the common equity closing pursuant to the Private Placement or the occurrence of a qualifying alternative common stock financing.   If the second closing occurs, it will be subject to the satisfaction of customary closing conditions.

Subject to the approval by our stockholders of this proposal, the common equity closing, consisting of up to $28.5 million of common stock in the Private Placement, may be completed at our election prior to the earlier of December 31, 2010 and a qualifying alternative common stock financing, or upon the election of the holders of a majority of the Series A preferred stock issued in the Private Placement prior to a date determined with reference to our cash balance dropping below $4.0 million at certain future dates.  If we elect to hold the common equity closing, it will be subject to the approval of the purchasers holding a majority of the Series A preferred stock issued in the Private Placement and subject to a condition that we sell at least $28.5 million of common stock in the common equity closing.

At the initial closing for $10.0 million of units on April 3, 2009, we issued 2,898,544 shares of Series A preferred stock, which are convertible on the date hereof into 28,985,440 shares of common stock, and warrants to purchase 28,985,440 shares of common stock.  In the second closing for an additional $5.0 million of units covered by this proposal, if completed, we would issue 1,449,267 shares of Series A preferred stock, which would initially be convertible into 14,492,670 shares of common stock, and warrants to purchase 14,492,670 shares of common stock.  The per unit purchase price for a share of Series A preferred stock and a warrant to purchase 10 shares of common stock was $3.45 for the initial closing and would be the same for the second closing.  The warrants issuable at the second closing would have an exercise price of $0.22 per share and a term of seven years from issuance, which is consistent with the terms of the warrants issued at the initial closing of the Private Placement.  In the common equity closing covered by this proposal, if completed, we would issue 103,636,348 million shares of common stock at a purchase price of $0.275 per share.

We anticipate that the gross proceeds of the second closing and the common equity closing covered by this proposal, if they are completed, would equal approximately $5.0 million and $28.5 million, respectively, before placement agent fees and offering expenses for such closings. We expect any and all net proceeds received from these additional closings of the Private Placement, to the extent they occur, to be used for working capital and other general corporate purposes.

The Securities Purchase Agreement contains customary representations, warranties, covenants and closing conditions by, among and for the benefit of the parties to the agreement. The Securities Purchase Agreement also provides for indemnification of the investors in the event that any investor incurs losses, liabilities, costs and expenses related to a breach of the representations and warranties by us under the Securities Purchase Agreement or the other transaction documents or any action instituted against an investor or its affiliates due to the transactions contemplated by the Securities Purchase Agreement or other transaction documents, subject to certain limitations.

Investor Rights Agreement

In connection with the initial closing of the Private Placement, we entered into an Investor Rights Agreement on April 3, 2009 with the investors in the Private Placement, pursuant to which we granted to the investors certain registration and other rights with respect to the securities issued and sold pursuant to the Securities Purchase Agreement, including certain Board seat designation rights. See “Certain Relationships and Related Party Transactions – Investor Rights Agreements” for a description of the terms of the Investor Rights Agreement.

Terms of the Series A Preferred Stock

General. The Series A preferred stock is a series of our authorized preferred stock. The rights, preferences and privileges of the convertible preferred stock are set forth in our Certificate of Designation of the Series A preferred stock filed with the Secretary of State of the State of Delaware on April 3, 2009, or the Certificate of Designation. Pursuant to the Certificate of Designation, 5,000,000 shares of preferred stock were authorized as Series A preferred stock. In connection with the Transactions, we are separately seeking approval to amend our amended and restated certificate of incorporation to increase to the authorized number of shares of our preferred stock and common stock, as more fully described in Proposal No. 4 of this proxy statement.

            Dividends. The holders of Series A preferred stock are entitled to participate on an as-converted to common stock basis with respect to any dividends payable to the holders of our common stock.

Voting. The holders of Series A preferred stock are entitled to the number of votes equal to the whole number of shares of our common stock into which such shares of Series A preferred stock are convertible on the record date fixed for a meeting of our stockholders, and, except as otherwise required by law or the Certificate of Designation, vote together with the shares of our common stock on all matters and not as a separate class, at any annual or special meeting of our stockholders.

Liquidation Preference. Upon any liquidation, dissolution or winding up of Sunesis (including certain “change of control” events constituting a consolidation or merger of Sunesis or sale, exclusive license or exclusive partnering of a majority or more of our assets), the holders of Series A preferred stock are entitled to a liquidation preference, prior to any distribution of our assets to the holders of our common stock, in an amount equal to $10.35 per share (subject to adjustment for any stock dividends, combinations, stock splits, recapitalizations and the like), plus all accrued but unpaid dividends thereon, as of the record date for such distribution.

Convertibility. Each share of Series A preferred stock is initially convertible into 10 shares of common stock (subject to adjustment for any stock dividends, combinations, stock splits, recapitalizations and the like). All outstanding shares of Series A preferred stock shall be automatically converted into shares of common stock at the then-current conversion rate upon the earliest to occur of:

(i) the affirmative election of the holders of at least a majority of the outstanding shares of the Series A preferred stock;

(ii) following the closing of a qualifying alternative common stock financing, on which the closing bid price has been equal to or at least $0.66 per share for a period of 30 trading days with an average daily trading volume during such period of at least 200,000 shares; or

(iii) the common equity closing.

Each holder of Series A preferred stock has the right to convert its Series A preferred stock into common stock at the then-current conversion ratio at any time after the earlier of (i) the closing of a qualifying alternative common stock financing, or (ii) January 24, 2011.

In the event an investor in the Private Placement fails to purchase its pro rata portion of the common stock in the common equity closing as designated in the Securities Purchase Agreement, a pro rata portion (based on the extent of such investor’s failure to participate) of the shares of Series A preferred stock then held by such investor (or all shares of Series A preferred stock then held by the investor if the investor fails to participate at all) would automatically convert into common stock at a one-to-one conversion rate.

Other Restrictions. So long as at least 250,000 shares of Series A preferred stock remain outstanding, we may not, without the approval of the holders of a majority of the shares of Series A preferred stock outstanding, take any action that alters or changes the rights, preferences or privileges of our preferred stock and certain other actions specified in the Certificate of Designation, including, among other things, (i) any sale, merger or reorganization of Sunesis or a sale, exclusive license or exclusive partnering (in either case, on a worldwide or regional basis) of a majority of our assets, (ii) any issuance of debt or preferred stock and, unless certain conditions are met, any issuance of common stock, other than pursuant to the Private Placement, and (iii) any amendment of our amended and restated certificate of incorporation or bylaws.

Financial and Other Information

Our audited consolidated financial statements, management’s discussion and analysis of financial condition and results of operations, and supplementary financial information are incorporated by reference from our Annual Report on Form 10-K for the year ended December 31, 2008, which was filed with the U.S. Securities and Exchange Commission, or the SEC, on April 3, 2009 and amended by our Annual Report on Form 10-K/A, which was filed with the SEC on April 30, 2009.

Consequences if Proposal No. 2 is Approved

Rights of Holders; Registration Rights; Subscription Rights. If the Transactions are approved and consummated, and the purchasers convert their shares of Series A preferred stock into shares of common stock or exercise their warrants to purchase common stock, the rights and privileges associated with the common stock issued as a result of the consummation of the Transactions will be identical to the rights and privileges associated with the common stock held by our existing common stockholders, except that holders of the common stock issued in the conversion of the Series A preferred stock will have the registration rights, the rights of first refusal with respect to certain future issuances of our securities and certain rights to designate members of our Board as described in “Certain Relationships and Related Party Transactions – Investor Rights Agreements”.  In addition, for as long as the Series A preferred stock is outstanding, the holders of our Series A preferred stock issued in the initial closing and issuable in the second closing of the Private Placement have a number of rights, including the right to approve any sale of the company, any significant partnering transaction, any issuance of debt or Series A preferred stock and, unless certain conditions are met, any issuance of common stock other than pursuant to the Transactions.  It is possible that the interests of the holders of our Series A preferred stock and the holders of common stock may be inconsistent, resulting in the inability to obtain the consent of the holders of our Series A preferred stock on matters that may be in the best interests of holders of our common stock.

Dilution.  If this proposal is approved and the Transactions occur, the resulting issuances of our equity securities will result in substantial dilution to our stockholders. As of April 3, 2009, the holders of our common stock prior to the Private Placement held approximately 54.3% of our outstanding common stock (assuming conversion of the Series A preferred stock sold in the initial closing of the Private Placement at the current conversion price), and will hold approximately 37.2% if the warrants issued at the initial closing are exercised in full. Following the second closing for $5.0 million of units covered by this proposal, if completed, the holders of our common stock prior to the Private Placement will hold approximately 44.2% of our outstanding common stock (assuming conversion of the Series A preferred stock at the current conversion price), and will hold approximately 28.4% if the warrants issued at the initial closing and issuable in the second closing are exercised in full.  Following the common equity closing covered by this proposal, if completed, the holders of our common stock prior to the Private Placement would hold approximately 19.0% of our outstanding common stock (assuming conversion of the Series A preferred stock at the current conversion price), and would hold approximately 15.3% if the warrants issued at the initial closing and issuable in the second closing are exercised in full. As a result, our existing stockholders will incur significant dilution to their voting and economic interests should this proposal be approved and the Transactions occur.

Need for Additional Capital. We need to raise substantial additional funds, through the Private Placement and otherwise, to continue our operations, fund additional clinical trials of voreloxin and potentially commercialize voreloxin. Our plan is to continue to finance our operations with a combination of equity issuances (including the possible closings of the Transactions), debt arrangements, and a possible partnership or license of development and/or commercialization rights to voreloxin. Any issuance of convertible debt securities, preferred stock or common stock may be at a discount from the then-current trading price of our common stock. If we issue additional common or preferred stock or securities convertible into common stock, our stockholders will experience additional dilution, which may be significant. If we are unable to raise substantial additional capital through the possible additional closings of the Private Placement covered by this proposal and otherwise, we may not be able to continue to operate as a going concern. To the extent the additional closings of the Private Placement covered by this proposal do not occur as a result of either the election of the investors in the Private Placement or the failure of this proposal to obtain requisite approval of our stockholders, we do not know whether additional funding will be available to us on acceptable terms, or at all, to continue to operate as a going concern.

Change of Control Implications.  If a change of control (as that term is defined in the Certificate of Designation), which includes a sale or merger of Sunesis or a significant partnering transaction, occurs, the holders of our Series A preferred stock would be entitled to receive, before any proceeds are distributed to common stockholders, three times the amount that the investors in the Private Placement paid for the Series A preferred stock issued in the initial closing and issuable in the second closing of the Private Placement, which could equal up to a total of $45.0 million.  We would not have any capital to distribute to the holders of our common stock if the consideration received in a transaction that triggers a change of control event under the Certificate of Designation is less than this liquidation preference amount.  Further, if the investors in the Private Placement elect to treat a partnering transaction as a change of control, entitling the holders of the Series A preferred stock to the liquidation preference described above, the holders of our Series A preferred stock would be entitled to the full amount of any payments made by a corporate partner by surrendering their shares of Series A preferred stock, up to the liquidation preference amount, which may leave us with insufficient resources to continue our business. This right of the holders of our Series A preferred stock may also impair our ability to enter into a significant partnering transaction since a partner would be willing to enter into a partnering agreement with us only if we have or had access to sufficient capital to satisfy our obligations under the partnering agreement.  Whether or not we would have sufficient resources would depend on the terms of the partnering agreement and other cash resources available to us at that time.

Required Vote and Recommendation of the Board of Directors

The affirmative vote of the holders of a majority of the shares of our capital stock entitled to vote and present in person or represented by proxy at the Annual Meeting will be required to approve the Transactions described in this Proposal No. 2. In accordance with the NASDAQ Marketplace Rules, the shares of our Series A preferred stock (and any common stock issued upon conversion thereof or upon exercise of the warrants issued in the initial closing) that have been issued in the Private Placement will not be counted toward the vote total of Proposal No. 2 and will not be included in the number of shares outstanding for purposes of determining if a majority of the shares present and entitled to vote in person or by proxy have approved Proposal No. 2. If you ABSTAIN from voting, it will be counted towards the tabulation of votes cast on the proposal and will have the same effect as an AGAINST vote. Broker non-votes will have the same effect as AGAINST votes.

If Proposal No. 2 is not approved by our stockholders at the Annual Meeting, there would be a material adverse effect on our business, results of operations and financial condition. If we are unable to obtain alternative funding, we will be delisted from NASDAQ and will be forced to cease our operations. Additionally, if we are unsuccessful in obtaining approval from our stockholders of this proposal, but we nonetheless issue equity securities which exceed the NASDAQ Share Limitations or issue equity securities to our executive officers or directors pursuant to the Private Placement below the greater of book value or market value at the time of issuance, NASDAQ could delist our common stock from The NASDAQ Global Market. In such an event, the market price of our common stock might be adversely impacted and stockholders might find it difficult to dispose, or obtain accurate quotations as to the market value, of their shares of our common stock. In addition, we could find it more difficult to obtain future financing and maintain our operations. See “Risk Factors” in our Annual Report on Form 10-K/A, filed with the SEC on April 30, 2009, for additional details on the risks we face resulting from a delisting by NASDAQ and an inability to raise additional funding.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR PROPOSAL NO. 2.

PROPOSAL NO. 3

APPROVAL OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
TO EFFECT A REVERSE STOCK SPLIT

Overview

Our Board has unanimously approved an amendment to our amended and restated certificate of incorporation to effect a reverse stock split of all outstanding shares of our common stock and preferred stock at an exchange ratio ranging from one-for-five (1:5) to one-for-fifteen (1:15). You are now being asked to vote upon this amendment to our amended and restated certificate of incorporation. Should we receive the required stockholder approval, the Board will have the sole authority to elect, at any time prior to the first anniversary of the Annual Meeting: (1) whether or not to effect a reverse stock split, and (2) if so, the number of whole shares of our common stock or preferred stock, as applicable, between and including five and 15 which will be combined into one share of our common stock or preferred stock, as applicable. The Board believes that providing the flexibility for the Board to choose an exact split ratio based on then-current market conditions is in the best interests of Sunesis and its stockholders.

The text of the form of proposed amendment to our amended and restated certificate of incorporation is attached to this proxy statement as Annex B. Such form provides that any whole number of outstanding shares between and including five and 15 would be combined into one share of our common stock or preferred stock, as applicable. If approved by the stockholders, and following such approval, the Board determines that a reverse stock split is in the best interests of Sunesis and its stockholders, the reverse stock split will become effective upon filing the amendment with the Secretary of State of the State of Delaware. The amendment will contain the number of shares selected by the Board within the limits set forth in this Proposal No. 3 to be combined into one share of our common stock or preferred stock, as applicable.

Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of our outstanding common stock or preferred stock, as applicable, immediately following the reverse stock split as such stockholder held immediately prior to the reverse stock split.

The par value of Sunesis’ common stock and preferred stock would remain unchanged at $0.0001 per share.  The amendment would not change the number of authorized shares of common stock or preferred stock. Accordingly, the reverse stock split will have the effect of creating additional authorized and unreserved shares of our common stock and preferred stock. Although at present, apart from the sale of the additional equity securities contemplated by the Private Placement described in Proposal No. 2, we have no other current plans, arrangements or understandings providing for the issuance of the additional shares that would be made available for issuance upon effectiveness of the reverse stock split, these additional shares may be used by us for various purposes in the future without further stockholder approval. These purposes may include, among other things:

•	raising capital;

•	providing equity incentives to our employees, officers or directors;

•	establishing strategic relationships with other companies; and

•	expanding our business or product lines through the acquisition of other businesses or products.

Certain of our officers and directors have an interest in this reverse split as a result of their ownership of shares of our stock, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” below.

Reasons for the Reverse Stock Split

        The Board believes that a reverse stock split is desirable and should be approved by stockholders for a number of reasons, including:

•
Increase in Eligible Investors.  A reverse stock split would allow a broader range of institutions to invest in our stock (namely, funds that are prohibited from buying stocks whose price is below a certain threshold), potentially increasing trading volume and liquidity of our common stock.

•
Increased Analyst and Broker Interest.  A reverse stock split would help increase analyst and broker interest in our stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have adopted internal policies and practices that either prohibit or discourage them from investing in such stocks or recommending them to their customers. Some of those policies and practices may also function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

•
Reduced Risk of NASDAQ Delisting.  By potentially increasing our stock price, the reverse stock split would reduce the risk that our stock could be delisted from The NASDAQ Global Market which requires, among other things, that issuers maintain a closing bid price of at least $1.00 per share. Our common stock has closed below the $1.00 minimum bid price every trading day since September 17, 2008. Under normal circumstances, companies traded on The NASDAQ Global Market would receive a deficiency notice from NASDAQ if their common stock has traded below the $1.00 minimum bid price for 30 consecutive business days. Due to market conditions, however, on October 16, 2008, NASDAQ announced suspension of the enforcement of rules requiring a minimum $1.00 closing bid price with enforcement scheduled to resume on Monday, July 20, 2009. If our common stock continues to close below the $1.00 minimum bid price for 30 consecutive business days following the end of NASDAQ’s enforcement suspension, we would likely receive a deficiency notice and, in accordance with NASDAQ’s rules, would be provided 180 calendar days within which to regain compliance. To regain compliance, our common stock must close at or above the $1.00 minimum bid price for at least a 10-day period. If we were to fail to regain compliance during the grace period, our common stock could be delisted from The Nasdaq Global Market.

Notwithstanding the fact that the reverse stock split, if it occurs, may permit us to meet the $1.00 minimum bid threshold, we have been notified by the Listing Qualifications Department of NASDAQ that we do not comply with the $10.0 million minimum stockholders’ equity requirement for continued listing on The NASDAQ Global Market. As of December 31, 2008, our stockholders’ equity was reported at $6.5 million.  Since that time, we announced an up to $43.5 million Private Placement, the first $10.0 million of which was received on April 3, 2009 upon the issuance of shares of our Series A preferred stock and warrants to purchase common stock and the remainder of which may be issued by us, subject to approval by our stockholders, upon the satisfaction of a certain clinical milestone and our common stock trading above a specified floor price or upon approval by a majority of the investors in the Private Placement, among other conditions.  While we do not anticipate that we will meet the $10.0 million of stockholders’ equity continued listing requirement as of March 31, 2009 on a GAAP or pro-forma basis after giving effect to the $10.0 million initial closing of the Private Placement, the amount of the shortfall depends on the net proceeds from the initial closing of the Private Placement, the amount of the restructuring charge from our reduction in force on March 31, 2009  and the application of generally accepted accounting principles to the terms of the newly issued securities, which we are in the process of analyzing.  On April 29, 2009 in accordance with NASDAQ’s rules and procedures, we submitted to the NASDAQ Staff a plan to regain compliance with the minimum stockholders’ equity requirement for continued listing on The NASDAQ Global Market. On May 13, 2009, NASDAQ notified us that based on the materials submitted by us, the Staff has determined to grant us an extension through July 28, 2009 to regain compliance. If we do not regain compliance by that date in accordance with terms of the extension, NASDAQ will provide written notice that our securities will be subject to delisting from The NASDAQ Global Market. In that event, we may either apply for listing on The NASDAQ Capital Market, provided we meet the continued listing requirements of that market, or appeal the decision to a NASDAQ Listing Qualifications Panel. In the event of an appeal, our securities would remain listed on The NASDAQ Global Market pending a written decision by the Panel following the hearing.  In the event that the NASDAQ Listing Qualifications Panel determines to continue our listing and we are not delisted from The NASDAQ Global Market, we will still need to comply with the minimum bid price requirement. If we do not comply with the NASDAQ listing standards, we may consider transferring to The NASDAQ Capital Market, provided we meet the transfer criteria, or our common stock may be delisted and traded on an over-the-counter electronic quotation and trading system such as the OTC Bulletin Board or the Pink Sheets. Because delisting could adversely affect the liquidity of our common stock, such alternatives are generally considered as less efficient markets and would seriously impair the liquidity of our common stock and limit our potential to raise future capital through the sale of our common stock, which could materially harm our business.

Effects of the Reverse Stock Split

Reduction of Shares Held by Individual Stockholders.    After the effective date of the proposed reverse stock split, each stockholder will own fewer shares of our common stock or preferred stock, as applicable. However, the proposed reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in us, except to the extent that the reverse split results in any of our stockholders owning a fractional share as described below. Proportionate voting rights and other rights and preferences of the holders of our common stock or preferred stock, as applicable, will not be affected by the proposed reverse stock split (other than as a result of the payment of cash in lieu of fractional shares as described more fully below). For example, a holder of two percent of the voting power of the outstanding shares of common stock immediately prior to reverse stock split would continue to hold two percent of the voting power of the outstanding shares of common stock immediately after the reverse stock split. The number of stockholders of record will not be affected by the proposed reverse stock split (except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after the proposed reverse stock split). However, if the proposed reverse stock split is implemented, it will increase the number of stockholders of Sunesis who own “odd lots” of less than 100 shares of our common stock. Brokerage commissions and other costs of transactions in odd lots may be higher than the costs of transactions of more than 100 shares of common stock.

Reduction in Total Outstanding Shares.    The proposed reverse stock split will reduce the total number of outstanding shares of common stock and preferred stock by the split ratio determined by the Board within the limits set forth in this Proposal No. 3. The following table contains approximate information relating to our common stock under certain of the possible split ratios based on share information as of May 1, 2009, and assumes that the amendment to our amended and restated certificate of incorporation to increase the number of authorized shares of our common stock from 100,000,000 to 400,000,000, as set forth in Proposal No. 4, has been effected:

	Pre Reverse Stock Split	1-for-5	1-for-10	1-for-15
Authorized	400,000,000	400,000,000	400,000,000	400,000,000
Outstanding	34,409,768	6,881,953	3,440,976	2,293,984
Reserved for future issuance pursuant to conversion of Series A preferred stock	28,985,440	5,797,088	2,898,544	1,932,362
Reserved for future issuance pursuant to outstanding warrants	31,646,285	6,329,257	3,164,628	2,109,752
Reserved for future issuance pursuant to outstanding awards under equity incentive plans	4,474,764	894,952	447,476	298,317
Reserved for future issuance pursuant to awards available for grant under equity incentive plans	3,547,598	709,520	354,760	236,507
Reserved for future issuance pursuant to 2005 Employee Stock Purchase Plan	252,453	50,490	25,245	16,830
Authorized and unreserved	296,683,692	379,336,740	389,668,371	393,112,248

The following table contains approximate information relating to our preferred stock under certain of the possible split ratios based on share information as of May 1, 2009, and assumes that the amendment to our amended and restated certificate of incorporation to increase the authorized shares of our preferred stock from 5,000,000 to 10,000,000, as set forth in Proposal No. 4, has been effected:

	Pre Reverse Stock Split	1-for-5	1-for-10	1-for-15
Authorized	10,000,000	10,000,000	10,000,000	10,000,000
Outstanding	2,898,544	579,708	289,854	193,236

Authorized and unreserved	7,101,456	9,420,292	9,710,146	9,806,764

Change in Number and Exercise Price of Employee and Director Equity Awards.    The proposed reverse stock split will reduce the number of shares of common stock available for issuance under our equity plans in proportion to the exchange ratio selected by the Board within the limits set forth in this Proposal No. 3. Under the terms of our outstanding equity awards, the proposed reverse stock split will cause a reduction in the number of shares of common stock issuable upon exercise or vesting of such awards in proportion to the exchange ratio of the reverse stock split and will cause a proportionate increase in the exercise price of such awards. The number of shares authorized for future issuance under our equity plans will also be proportionately reduced. The number of shares of common stock issuable upon exercise or vesting of outstanding equity awards will be rounded to the nearest whole share and no cash payment will be made in respect of such rounding.

Regulatory Effects.    Our common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed reverse stock split will not affect the registration of our common stock under the Exchange Act or our obligation to publicly file financial and other information with the SEC. If the proposed reverse stock split is implemented, our common stock will continue to trade on The NASDAQ Global Market under the symbol “SNSS” (although NASDAQ would likely add the letter “D” to the end of the trading symbol for a period of 20 trading days to indicate that the reverse stock split has occurred), assuming our common stock has not otherwise been delisted due to our failure to comply with the stockholders’ equity continued listing requirement or otherwise.

No Going Private Transaction.    Notwithstanding the decrease in the number of outstanding shares following the proposed reverse stock split, the Board does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Risks of Proposed Reverse Stock Split

The proposed reverse stock split may not increase our stock price, which would prevent us from realizing some of the anticipated benefits of the reverse stock split.

The Board expects that a reverse stock split of our common stock will increase the market price of our common stock so that we are able to maintain compliance with the NASDAQ minimum bid price listing standard.  However, the effect of a reverse stock split upon the market price of our common stock cannot be predicted with any certainty, and the history of similar stock splits for companies in like circumstances is varied.  It is possible that the per share price of our common stock after the reverse stock split will not rise in proportion to the reduction in the number of shares of our common stock outstanding resulting from the reverse stock split, and there can be no assurance that the market price per post-reverse split share will either exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time.  The market price of our common stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our future performance.  In addition, there can be no assurance that we will not be delisted due to a failure to meet other continued listing requirements, including the minimum stockholders’ equity requirement, even if the market price per post-reverse stock split share of our common stock remains in excess of $1.00 per share.  Notwithstanding the foregoing, the Board would only implement the proposed reverse stock split within the proposed exchange ratio range, if it believed it would result in the market price of our common stock rising to the level necessary to satisfy the $1.00 minimum bid price requirement for the foreseeable future.

The proposed reverse stock split may decrease the liquidity of our stock.

The liquidity of our capital stock may be harmed by the proposed reverse split given the reduced number of shares that would be outstanding after the reverse stock split, particularly if the stock price does not increase as a result of the reverse stock split.

Board Discretion to Implement the Reverse Stock Split

If the reverse stock split is approved by our stockholders, it will be effected, if at all, only upon a determination by the Board that a reverse stock split is in the best interests of Sunesis and our stockholders. Such determination shall be based upon certain factors, including our then-current stock price, the existing and expected marketability and liquidity of our common stock and preferred stock, prevailing market conditions, the likely effect on the market price of our common stock and the desire to continue to meet the continued listing requirements of The NASDAQ Global Market. Notwithstanding the approval of the reverse stock split by our stockholders, the Board may, in its sole discretion, abandon the proposed amendment to our amended and restated certificate of incorporation and determine not to effect the reverse stock split as permitted under Section 242(c) of the Delaware General Corporation Law. If the Board fails to implement the reverse stock split prior to the one year anniversary of the Annual Meeting, additional stockholder approval would be required prior to implementing any reverse stock split.

Effective Date

The proposed reverse stock split would become effective on the date of filing of a certificate of amendment to our amended and restated certificate of incorporation with the office of the Secretary of State of the State of Delaware. Except as explained below with respect to fractional shares, on the effective date, shares of common stock and preferred stock issued and outstanding immediately prior thereto will be combined and converted, automatically and without any action on the part of the stockholders, into new shares of common stock or preferred stock, as applicable, in accordance with the reverse stock split ratio determined by the Board within the limits set forth in this Proposal No. 3.

Payment for Fractional Shares

No fractional shares of common stock or preferred stock will be issued as a result of the proposed reverse stock split. Instead, stockholders who otherwise would be entitled to receive fractional shares, upon surrender to the exchange agent of such certificates representing such fractional shares, will be entitled to receive cash in an amount equal to the product obtained by multiplying (a) the closing sales price of our common stock on the effective date as reported on The NASDAQ Global Market by (b) the number of shares of our common stock or preferred stock, as applicable, held by such stockholder that would otherwise have been exchanged for such fractional share interest (on an as-if converted to common stock basis).

Exchange of Stock Certificates

As soon as practicable after the effective date, stockholders will be notified that the reverse stock split has been effected. Our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates for record holders (i.e., stockholders who hold their shares directly in their own name and not through a broker). Record holders of pre-reverse split shares will be asked to surrender to the exchange agent certificates representing pre-reverse split shares in exchange for a book entry with the transfer agent or certificates representing post-reverse split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by us. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. STOCKHOLDERS OF RECORD SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

For beneficial holders of pre-reverse split shares (i.e., stockholders who hold their shares through a broker), your broker will make the appropriate adjustment to the number of shares held in your account following the effective date of the reverse stock split.

Accounting Consequences

The par value per share of our common stock and preferred stock will remain unchanged at $0.0001 per share after the reverse stock split. As a result, on the effective date of the reverse split, the stated capital on our consolidated balance sheet attributable to common stock and preferred stock will be reduced and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Per share net income or loss will be increased because there will be fewer shares of our common stock and preferred stock outstanding. We do not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the reverse stock split.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenter’s rights with respect to the proposed amendment to our amended and restated certificate of incorporation to effect the reverse stock split.

Material Federal U.S. Income Tax Consequences of the Reverse Stock Split

The following is a summary of important tax considerations of the proposed reverse stock split. It addresses only stockholders who hold the pre-reverse split shares and post-reverse split shares as capital assets. It does not purport to be complete and does not address stockholders subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, mutual funds, foreign stockholders, stockholders who hold the pre-reverse split shares as part of a straddle, hedge, or conversion transaction, stockholders who hold the pre-reverse split shares as qualified small business stock within the meaning of Section 1202 of the Internal Revenue Code of 1986, as amended, or the Code, stockholders who are subject to the alternative minimum tax provisions of the Code, or stockholders who acquired their pre-reverse split shares pursuant to the exercise of employee stock options or otherwise as compensation. This summary is based upon current law, which may change, possibly even retroactively. It does not address tax considerations under state, local, foreign, and other laws. Furthermore, we have not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the reverse stock split. Each stockholder is advised to consult his or her tax advisor as to his or her own situation.

The reverse stock split is intended to constitute a reorganization within the meaning of Section 368 of the Code. Assuming the reverse stock split qualifies as a reorganization, a stockholder generally will not recognize gain or loss on the reverse stock split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-reverse split shares. The aggregate tax basis of the post-reverse split shares received will be equal to the aggregate tax basis of the pre-reverse split shares exchanged therefor (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-reverse split shares received will include the holding period of the pre-reverse split shares exchanged.

A holder of the pre-reverse split shares who receives cash generally will recognize gain or loss equal to the difference between the portion of the tax basis of the pre-reverse split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-reverse split shares were held for one year or less and long term if held more than one year. No gain or loss will be recognized by Sunesis as a result of the reverse stock split.

Required Vote and Recommendation of the Board of Directors

Approval and adoption of an amendment to our amended and restated certificate of incorporation to effect the reverse stock split requires the affirmative vote of at least a majority of Sunesis’ issued and outstanding shares of common stock and preferred stock entitled to vote either in person or by proxy at the Annual Meeting. If you ABSTAIN from voting, it will be counted towards the tabulation of votes cast on the proposal and will have the same effect as an AGAINST vote.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR  PROPOSAL NO. 3.

PROPOSAL NO. 4

APPROVAL OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF SUNESIS COMMON STOCK AND PREFERRED STOCK

Overview

Our Board has unanimously approved a proposal to amend our amended and restated certificate of incorporation to increase the authorized number of shares of our common stock from 100,000,000 to 400,000,000 and the authorized number of shares of our preferred stock from 5,000,000 to 10,000,000. The Board has recommended that this proposal be presented to our stockholders for approval. The text of the form of proposed certificate of amendment to our amended and restated certificate of incorporation to increase the authorized shares of our common stock and preferred stock is attached to this proxy statement as Annex C. Upon filing of the certificate of amendment to our amended and restated certificate of incorporation with the Secretary of State of the State of Delaware, Section A of Article IV of our amended and restated certificate of incorporation will be amended and restated to read as follows:

“A. This Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that the Corporation is authorized to issue is four hundred ten million (410,000,000) shares, four hundred million (400,000,000) shares of which shall be Common Stock and ten million (10,000,000) shares of which shall be Preferred Stock. The Common Stock shall have a par value of $0.0001 per share and the Preferred Stock shall have a par value of $0.0001 per share.”

Reasons for the Increase in the Authorized Number of Shares

Pursuant to the terms of the Private Placement, we are required to increase the authorized shares of our common stock from 100,000,000 to 400,000,000 and the authorized number of shares of our preferred stock from 5,000,000 to 10,000,000 in order to provide for the issuance of the additional $33.5 million of our equity securities that may be sold in the second closing and common equity closing of the Private Placement. If our stockholders do not approve this proposal, we cannot consummate the sale of the additional equity securities contemplated by the Private Placement. See Proposal No. 2 for a description of the additional equity securities that may be issued pursuant to the Private Placement and the consequences if we fail to raise the funds contemplated by such additional issuances of our equity securities.

The additional common stock to be authorized by adoption of the amendment covered by this proposal would have rights identical to our currently outstanding common stock. Assuming Proposal No. 2 is approved, we will reserve sufficient additional shares of our common stock for future issuance pursuant to the Private Placement, which includes the shares of common stock issuable upon conversion of Series A preferred stock and exercise of warrants to purchase common stock that may be issued pursuant to the Private Placement. A portion of the additional 5,000,000 shares of preferred stock authorized should the amendment be approved are currently contemplated to be designated Series A preferred stock and 1,449,267 of these shares would be issued in the second closing of the Private Placement, if it occurs and assuming Proposal No. 2 is approved at the Annual Meeting. Although at present, apart from the sale of the additional equity securities contemplated by the Private Placement, we have no other current plans, arrangements or understandings providing for the issuance of the additional shares of our common stock and preferred stock authorized pursuant to this proposal, these additional shares may be used by us for various purposes in the future without further stockholder approval. These purposes may include, among other things:

•	raising capital;

•	providing equity incentives to our employees, officers or directors;

•	establishing strategic relationships with other companies; and

•	expanding our business or product lines through the acquisition of other businesses or products.

Effects of the Increase in the Authorized Number of Shares

The proposed increase in the authorized number of shares of our common stock and preferred stock could have a number of effects on our stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. Adoption of the proposed amendment and issuance of additional shares of our common stock would not affect the rights of the holders of our currently outstanding common stock, except for effects incidental to increasing the number of shares of our common stock outstanding, such as dilution of the earnings per share and voting rights of current holders of our common stock. However, assuming Proposal No. 2 is approved and the additional equity securities pursuant to the Private Placement described in Proposal No. 2 are issued, our existing stockholders will suffer significant dilution of their ownership of Sunesis. See Proposal No. 2 for additional information on the transactions contemplated by the Private Placement and the resulting dilution our existing stockholders may suffer.

The increase in our authorized shares of common stock and preferred stock could also have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of Sunesis difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of a person seeking to obtain control of Sunesis. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our management by diluting the stock ownership or voting rights of persons seeking to cause such removal.

At any time prior to the effectiveness of the filing of this proposed amendment to our amended and restated certificate of incorporation to increase the number of authorized shares of our common stock from 100,000,000 to 400,000,000 and the authorized shares of our preferred stock from 5,000,000 to 10,000,000, notwithstanding stockholder approval of this proposed amendment, the Board may abandon this proposed amendment without any further action by our stockholders.

Required Vote and Recommendation of the Board of Directors

In accordance with Delaware law, approval and adoption of an amendment to our amended and restated certificate of incorporation to increase the authorized shares of our common stock and preferred stock requires the affirmative vote of at least a majority of Sunesis’ issued and outstanding shares of common stock and preferred stock entitled to vote either in person or by proxy at the Annual Meeting.

In addition, in accordance with the NASDAQ Marketplace Rules, the affirmative vote of the holders of a majority of the shares of our capital stock entitled to vote and present in person or represented by proxy at the Annual Meeting will be required to approve and adopt an amendment to our amended and restated certificate of incorporation to increase the authorized shares of our common stock from 100,000,000 to 400,000,000 shares and preferred stock from 5,000,000 to 10,000,000 shares as described in this Proposal No. 4. Because those stockholders who have participated in the Private Placement have an interest in the approval of this proposal, for purposes of meeting the NASDAQ Marketplace Rules threshold, the shares of our Series A preferred stock (and any common stock issued upon conversion thereof or upon exercise of the warrants issued in the initial closing) that have been issued in the Private Placement will not be counted toward the vote total of Proposal No. 4 for purposes of meeting the NASDAQ requirements and will not be included in the number of shares outstanding for purposes of determining if a majority of the shares entitled to vote and present in person or by proxy at the Annual Meeting have approved Proposal No. 4. If you ABSTAIN from voting, it will have the same effect as an AGAINST vote. Broker non-votes will have the same effect as AGAINST votes.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR  PROPOSAL NO. 4.

PROPOSAL NO. 5

APPROVAL OF POSSIBLE ADJOURNMENT OF ANNUAL MEETING

Overview

If we fail to receive a sufficient number of votes to approve Proposals No. 2, No. 3 or No. 4, we may propose to adjourn the Annual Meeting, if a quorum is present, for a period of not more than 30 days for the purpose of soliciting additional proxies to approve Proposals No. 2, No. 3 or No. 4. We currently do not intend to propose adjournment at the Annual Meeting if there are sufficient votes to approve Proposals No. 2, No. 3 and No. 4.

Required Vote and Recommendation of the Board of Directors

The affirmative vote of the holders of a majority of the outstanding shares entitled to vote and present in person or by proxy at the Annual Meeting is required to approve the adjournment of the Annual Meeting for the purpose of soliciting additional proxies to approve Proposals No. 2, No. 3 or No. 4.  If you ABSTAIN from voting, it will be counted towards the tabulation of votes cast on the proposal and will have the same effect as an AGAINST vote.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR PROPOSAL NO. 5.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Meetings of the Board of Directors

Our Board held eight meetings during 2008. Each Board member attended 75% or more of the aggregate meetings of the Board and of the committees on which he served.

Independence of the Members of the Board of Directors

The laws and rules governing public companies and the NASDAQ listing requirements obligate our Board to affirmatively determine the independence of its members. The Board consults with our corporate counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in NASDAQ listing requirements, as in effect from time to time.

Consistent with these considerations, after a review of all relevant transactions or relationships between each director, or any of his family members, and Sunesis, our senior management and our independent registered public accounting firm, the Board has affirmatively determined that Drs. Pearce and Stump and Messrs. Fust, Hurwitz and Misfeldt, a majority of our Board, are independent directors within the meaning of the applicable NASDAQ listing requirements. In addition, the Board has affirmatively determined that Anthony B. Evnin, Ph.D., Stephen P.A. Fodor, Ph.D., Steven D. Goldby and Jonathan S. Leff were independent directors within the meaning of the applicable NASDAQ requirements until their respective resignations from the Board.

In making its determination of independence, the Board considered our consulting relationships with Drs. Pearce and Stump and the relationships of Messrs. Hurwitz and Misfeldt with certain of our principal stockholders, which are described under Director Compensation beginning on page 27 of this proxy statement. In 2008, Drs. Pearce and Stump each received consulting fees of $6,563 pursuant to these arrangements, which is significantly below the $120,000 threshold contained in the NASDAQ listing requirements. Our Board does not believe that these stockholder relationships or these consulting arrangements interfere with Drs. Pearce or Stump or Messrs. Hurwitz and Misfeldt’s exercise of independent judgment in carrying out their responsibilities as directors.

Executive Sessions

The independent directors meet in executive session without management directors, non-independent directors or management present. These sessions take place prior to or following regularly scheduled Board meetings. The directors met in such sessions four times during 2008.

Information Regarding Committees of the Board of Directors

Our Board has three standing committees: the Audit Committee; the Compensation Committee; and the Nominating and Corporate Governance Committee. Each of these three standing committees has a written charter approved by our Board that reflects the applicable standards and requirements adopted by the SEC and NASDAQ. A copy of each charter can be found on our website, www.sunesis.com, under the section titled “Investors and Media” and under the subsection “Corporate Governance.” Information contained in, or accessible through, our website is not a part of this proxy statement. The following table provides current membership and meeting information for 2008 for each of the committees of the Board:

Name	Audit	Compensation	Nominating and Corporate Governance
Anthony B. Evnin, Ph.D.	X**	X**
Stephen P.A. Fodor, Ph.D.			X**
Matthew K. Fust (1)	X*	X	X**
Steven D. Goldby	X**	X**
Edward Hurwitz	X	X
Jonathan S. Leff		X**
Dayton Misfeldt (2)		X*	X
Homer L. Pearce, Ph.D. (3)			X*
David C. Stump, M.D.	X
Total Meetings in 2008	6	10	2

*           Committee Chairperson.

**	Former Committee member.

(1)	On April 3, 2009, Mr. Fust was appointed as a member of the Compensation Committee.

(2)	On April 3, 2009, Mr. Fust resigned as a member of the Nominating and Corporate Governance Committee and Mr. Misfeldt was appointed as a member of such Committee.

(3)	On April 3, 2009, Dr. Pearce was appointed chairman of the Nominating and Corporate Governance Committee.

Below is a description of each standing committee of the Board. The Board has determined that each committee member meets the applicable NASDAQ rules and regulations regarding “independence” and is free of any relationship that would impair his individual exercise of independent judgment with regard to Sunesis.

Audit Committee.    The Audit Committee was established by our Board to oversee our corporate accounting and financial reporting processes and audits of our financial statements. For this purpose, our Audit Committee is responsible for, among other things:

•
overseeing the accounting and financial reporting processes of Sunesis and the audits of our financial statements, including reviewing our disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” earnings press releases and earnings guidance provided to analysts and ratings agencies;

•	assisting our Board in its oversight of the integrity of our financial statements;

•	determining and approving the initial engagement and retention of the independent registered public accounting firm;

•	reviewing and approving the independent registered public accounting firm’s performance of any proposed permissible audit and non-audit services and the fees for such services;

•	reviewing and approving or rejecting transactions between the Company and any related persons;

•
reviewing significant issues regarding accounting principles and financial statement presentations, including any significant changes in our selection or application of accounting principles, policies or practices;

•	conferring with management and the independent registered public accounting firm regarding our policies and procedures regarding risk assessment and management;

•
establishing procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees or agents of concerns regarding questionable accounting or auditing matters;

•
reviewing with counsel, the independent registered public accounting firm and management, as appropriate, any significant regulatory or other legal or accounting initiative or matter that may have a material impact on our financial statements, compliance programs and policies; and

•	preparing the report required by the SEC rules to be included in our annual proxy statement.

The Audit Committee is chaired by Mr. Fust, and also includes Mr. Hurwitz and Dr. Stump. Anthony B. Evnin, Ph.D. and Steven Goldby served on the Audit Committee until their respective resignations from the Board on April 3, 2009. The Board reviews the NASDAQ definition of “independence” for Audit Committee members on an annual basis and has determined that all members of our Audit Committee are independent (as independence is currently defined in Rule 5605(c)(2)(A)(i) and (ii) of the NASDAQ listing requirements). The Board has also determined that Mr. Fust qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board made a qualitative assessment of Mr. Fust’s level of knowledge and experience based on a number of factors, including his formal education and experience as a chief financial officer for public reporting companies.

Compensation Committee.    Our Compensation Committee is responsible for, among other things:

•	fulfilling the Board’s role in overseeing our compensation plans, policies and programs, including reviewing and approving corporate performance goals and objectives;

•
assisting our Board in discharging its responsibilities with respect to officer, employee, consultant and director compensation, including making recommendations to our Board regarding non-employee director compensation;

•
establishing corporate and, commencing in 2008, individual performance objectives relevant to the compensation of our executive officers and other senior management and evaluating their performance in light of these stated objectives;

•	reviewing and discussing the disclosures contained in our Compensation Discussion and Analysis report included in our annual proxy statement, if required;

•	preparing the report required by SEC rules to be included in our annual proxy statement, if required; and

•
supervising the administration of our stock option plans, employee stock purchase plan and other compensation and incentive programs and administering any plans and programs designed and intended to provide compensation for our officers, including severance arrangements and change of control protections.

In May 2009, our Board approved amendments to the Compensation Committee Charter providing that the Compensation Committee would be charged with determining and approving the compensation and establishing the individual performance objectives relevant to compensation of our CEO, Executive Chairman (if one is serving), as well as for our other executive officers and senior management.

The Compensation Committee is chaired by Mr. Misfeldt, and also includes Messrs. Hurwitz and Fust. Dr. Evnin and Mr. Goldby served on the Compensation Committee until their respective resignations from the Board on April 3, 2009, and Mr. Leff served on the Compensation Committee until his resignation from the Board on February 3, 2009. All members of our Compensation Committee are “independent” (as independence is currently defined in Rule 5605(c)(2)(A)(i) and (ii) of the NASDAQ listing requirements). Each member of the Compensation Committee is an “outside” director as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, and a “non-employee” director within the meaning of Rule 16b-3 of the rules promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act.

Role and Authority of the Compensation Committee and the Board of Directors

Prior to December 2007, the Compensation Committee was charged with determining and approving the compensation of our CEO and other members of senior management, including those designated as reporting officers under Section 16 of the Exchange Act and referred to as executive officers. In December 2007, the Board approved certain amendments to the Compensation Committee Charter, including a change which requires full Board approval of the compensation of our CEO and Executive Chairman, based upon recommendations from the Compensation Committee. As a result, beginning in 2008, decisions regarding the compensation of the CEO and Executive Chairman were made by the full Board. In May 2009, the Board approved certain amendments to the Compensation Committee Charter to provide that decisions regarding the compensation of the CEO and Executive Chairman, if one is serving, will be made by the Compensation Committee.

In recommending or determining (as applicable) executive compensation, the Compensation Committee and the Board take into consideration each executive’s success in achieving his or her individual performance goals and objectives and the achievement of our corporate performance goals and objectives deemed relevant to such executive. The Compensation Committee and our Board also consider the compensation paid to similarly situated officers at comparable companies, the compensation paid to executives in past years and any other factors deemed appropriate under the circumstances. In addition, in the case of the long-term equity incentive component of compensation, the Compensation Committee and the Board consider Sunesis’ performance and relative stockholder return.

The Compensation Committee has the authority to retain its own advisors and compensation consultants and to approve their related fees and retention terms. For 2008, we retained Radford Surveys + Consulting, a compensation consulting firm, to provide Sunesis and the Compensation Committee with assistance in reviewing our overall compensation policy (including a review of our equity incentive program), designating a peer group of companies for benchmarking (as described below) and assessing competitive market data on executive compensation. Radford attends meetings from time to time at the request of the Compensation Committee and makes recommendations, including recommendations relating to executive compensation.

While the Compensation Committee is, and, in the case of our CEO and Executive Chairman from December 2007 through May 2009, the Board was, ultimately responsible for making all compensation decisions affecting our executives, our CEO plays an important role in the process underlying such decisions. However, none of our executives participate in the portion of any Compensation Committee or Board meetings regarding the review of his or her own performance or the determination of the actual amounts of his or her compensation.

The Compensation Committee regularly reports to the Board on its actions and recommendations. The Compensation Committee periodically reviews its charter and assesses its own performance. In addition, the Board, through the Nominating and Corporate Governance Committee, conducts an annual review of the role, function, roster and operation of each of the Board’s standing committees, including the Compensation Committee.

Compensation Committee Process

Throughout the year, the Compensation Committee meets in person or via telephone. As a general rule, the Compensation Committee conducts the annual process described below with respect to determining executive compensation:

 Review Overall Compensation Philosophy.    The compensation process for the upcoming year generally begins in the middle of the prior year, with a review and analysis of our total compensation philosophy to confirm the frame of reference which will be used in setting compensation for the upcoming year. This analysis also includes a determination of the composition of the Company’s peer group and the target levels of various components of compensation based on market data from such peer group. Radford typically participates in this meeting.

 Analyze Peer Data; Make Equity Awards.    At the request of the Compensation Committee, Radford generally works with a representative of management each fall to compile data regarding executive total compensation (base salary, bonus and equity) from our selected peer group. The Compensation Committee then meets to review the peer data to determine the equity awards to be granted to executives. The same data is also analyzed in preparation for making any adjustments to base salary and bonus targets in the coming year.

Approve Corporate Objectives for the Coming Year.    The Compensation Committee typically meets in December to select the corporate objectives against which to measure executive performance for the coming year and to recommend such objectives to the full Board for adoption.  In addition, the Compensation Committee reviews and approves individual performance goals and objectives for our executive officers (other than for our CEO and our Executive Chairman from December 2007 through May 2009).

Assess Prior Year’s Performance; Determine Cash Bonuses.    In January or February each year, the Compensation Committee engages in an active dialogue with our CEO regarding Sunesis’ performance in the prior year as measured against the established corporate objectives for such year. The Compensation Committee also reviews with our CEO the performance of each executive, taking into consideration each executive’s success in achieving his or her individual and applicable team objectives and the achievement of our corporate objectives deemed relevant to such executive. Our CEO also provides his evaluation of his own performance for the prior year. Our CEO then makes recommendations to the Compensation Committee of individual payouts of cash bonuses for executives (other than himself and our Executive Chairman, during the period in which he was an employee) in light of the analysis of the prior year’s performance. The Compensation Committee determines the actual bonus payable to each executive officer, and during the period from December 2007 through May 2009 made recommendations for an actual bonus for our CEO and our Executive Chairman (during the period in which he was also an employee) to the full Board for approval.  In 2009, given the recommendation by our CEO not to pay our executives cash bonuses for performance in the year 2008, which recommendation was approved by our Compensation Committee, the performance of our executives for the purpose of determining cash bonuses was not assessed by our Compensation Committee.

Determine Base Salary, Bonus Target and Individual Objectives for the Coming Year.    Also at the beginning of each year, the Compensation Committee meets to discuss and, as appropriate, approve adjustments to base salary and bonus targets for executives for the coming year. Reference is made to our established total compensation philosophy, as well as the selected peer group data compiled by Radford and a representative of management the previous fall. Our CEO makes recommendations to the Compensation Committee regarding the base salary and bonus targets of executives (other than for himself and our Executive Chairman, during the period in which he was an employee) based on such data. As part of this process, each executive works with our CEO to develop individual performance goals for the new calendar year.  During the period from December 2007 through May 2009, the full Board would then meet to approve the total compensation of our CEO and Executive Chairman (during the period in which he was an employee), including base salary, bonus and equity compensation and approval of individual objectives, based upon recommendations from the Compensation Committee.  Following May 2009, the Compensation Committee will approve total compensation of our CEO, including base salary, bonus and equity compensation and approval of individual objectives.

Nominating and Corporate Governance Committee.    Our Nominating and Corporate Governance Committee is responsible for, among other things:

•	recommending to our Board the composition and operations of our Board;

•	identifying and evaluating individuals qualified to serve as members of our Board, and recommending to our Board director nominees for the annual meeting of stockholders and to fill vacancies;

•
overseeing all aspects of corporate governance on behalf of our Board, including making recommendations regarding corporate governance issues and developing a set of corporate governance guidelines applicable to us;

•	recommending to our Board the responsibilities of each Board committee, the composition and operation of each Board committee, and director nominees for assignment to each Board committee; and

•	overseeing our Board’s annual evaluation of its performance and the performance of our Board committees.

The Nominating and Corporate Governance Committee is chaired by Dr. Pearce and also includes Mr. Misfeldt, each of whom is “independent” within the meaning of applicable SEC and NASDAQ rules. Dr. Fodor served as chairperson of the Nominating and Corporate Governance Committee until his resignation from the Board on April 3, 2009; Dr. Fodor was “independent” within the meaning of applicable SEC and NASDAQ rules.

Report of the Audit Committee of the Board of Directors

The Audit Committee oversees our accounting and financial reporting processes and the audits of our financial statements on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting, preparing the financial statements, and establishing and maintaining adequate controls over public reporting. Our independent registered public accounting firm for 2008, Ernst & Young, had responsibility for conducting an audit of our annual financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), or PCAOB, and expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management and with Ernst & Young our audited consolidated financial statements for the year ended December 31, 2008 included in our Annual Report on Form 10-K, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. In 2008, the Audit Committee held six meetings.

The Audit Committee is responsible for evaluating, managing and approving the engagement of Ernst & Young, including the scope, extent and procedures for the annual audit and the compensation to be paid therefor, and all other matters the Audit Committee deems appropriate, including ensuring the independent registered public accounting firm’s accountability to the Board and the Audit Committee.

The Audit Committee has discussed with the Company’s independent registered public accounting firm, Ernst & Young LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (“Codification of Statements on Auditing Standards,” AICPA, Professional Standards, Vol. 1. AU section 380), which include, among other items, matters related to the conduct of the audit of our’s financial statements. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

Based on the review and discussions referred to above, the Audit Committee has recommended to the Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2008.

Matthew K. Fust, Chairperson
Edward Hurwitz
David C. Stump, M.D.
Anthony B. Evnin, Ph.D.(1)
Steven D. Goldby(1)

(1)	Anthony B. Evnin, Ph.D. and Steven D. Goldby previously served on the Audit Committee, and each resigned from the Audit Committee and the Board on April 3, 2009.

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, other than our Annual Report on Form 10-K, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Director Nominations Process

The Nominating and Corporate Governance Committee is charged with monitoring the size and composition of our Board. In addition, the Nominating and Corporate Governance Committee has primary responsibility for reviewing, evaluating and recommending to the Board the slate of nominees for directors to be elected by the stockholders at each annual meeting of stockholders and, where applicable, to fill vacancies. In its exercise of these responsibilities, the Nominating and Corporate Governance Committee considers the appropriate size and composition of our Board, taking into account that our Board as a whole should have competency in the following areas:

•	industry knowledge;

•	accounting and finance;

•	business judgment;

•	management;

•	leadership;

•	business strategy;

•	corporate governance; and

•	risk management.

The Nominating and Corporate Governance Committee evaluates the types of backgrounds, skills, and attributes which are needed to help strengthen our Board in light of the need for an appropriate balance of the above competencies. This evaluation takes place in the context of the current composition of the Board, our operating requirements and the interests of Sunesis and our stockholders.

The Nominating and Corporate Governance Committee identifies nominees for director by first evaluating the current directors whose terms are about to expire, considering the above criteria and any potential conflicts of interest as well as applicable independence and experience requirements. In the case of incumbent directors whose terms are about to expire, the Nominating and Corporate Governance Committee considers the director’s demonstrated service and commitment to Sunesis, as well as his willingness to continue in service on our Board. If any incumbent director whose term is expiring does not wish to continue in service as a director, if the Nominating and Corporate Governance Committee decides not to nominate a member for re-election or if the Nominating and Corporate Governance Committee wishes to increase the size of the Board, the Nominating and Corporate Governance Committee will identify the desired skills and experience of a new nominee as outlined above unless the Board determines not to fill the vacancy. In 2008, we did not engage a third party to identify or assist in identifying potential director nominees, although we have done so in the past and reserve the right to do so in the future.

In addition to evaluating core competencies, when considering candidates for director, the Nominating and Corporate Governance Committee will consider whether such candidates have sufficient time to devote to the affairs of Sunesis as well as each candidate’s reputation for integrity and commitment to rigorously represent the long-term interests of our stockholders. Other considerations include any potential conflicts of interest as well as applicable independence and experience requirements as set forth by applicable NASDAQ and SEC rules and regulations. In addition, the Nominating and Corporate Governance Committee balances the value of continuity of service of incumbent Board members with that of obtaining new perspectives. With respect to new candidates for the Board, the Nominating and Corporate Governance Committee will also conduct any necessary or appropriate inquiries into the backgrounds and qualifications of such candidates.

The Nominating and Corporate Governance Committee also recommends to our Board the responsibilities and composition of the Board’s committees and evaluates and recommends to the Board those directors to be appointed to the various committees, including the directors recommended to serve as chairperson of each committee. The evaluation of such appointments takes into consideration, among other factors, applicable independence and experience requirements as set forth by applicable NASDAQ and SEC rules and regulations and the membership criteria specified in the relevant committee charter.

The Nominating and Corporate Governance Committee will consider director candidates recommended by our stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether or not the candidate is recommended by a stockholder. The Nominating and Corporate Governance Committee will consider stockholders’ nominations for directors only if written notice is timely received by our Corporate Secretary at Sunesis Pharmaceuticals, Inc., 395 Oyster Point Boulevard, Suite 400, South San Francisco, California 94080, and contains the information required for such nominations in accordance with our bylaws. To be timely, notice must be received not less than 120 days prior to the first anniversary of the date on which we first mailed a proxy statement to stockholders in connection with the preceding year’s annual meeting, unless the date of the annual meeting has been changed by more than 30 days from the date of the prior year’s meeting, in which case notice must be received not later than the later of the 120th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of our stock and has been a holder for at least one year. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. The Nominating and Corporate Governance Committee did not receive any stockholder nominations during 2008.

Director Evaluations

On an annual basis, the Nominating and Corporate Governance Committee conducts an evaluation of the Board, the functioning of the committees and each individual member of the Board as deemed appropriate and necessary.

Stockholder Communications with the Board of Directors

Our stockholders may communicate with the Board by writing our Corporate Secretary at Sunesis Pharmaceuticals, Inc., 395 Oyster Point Boulevard, Suite 400, South San Francisco, California 94080. Our Corporate Secretary will review these communications and will determine whether they should be presented to our Board. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications. All communications directed to the Audit Committee in accordance with our Complaint, Investigation and Whistleblower Policy that relate to questionable accounting or auditing matters involving Sunesis will be promptly and directly forwarded to the Audit Committee.

Annual Meeting Attendance

In March 2008, we adopted a policy to encourage our directors to attend our annual stockholder meetings. In 2008, Mr. Swisher attended our annual meeting.

Corporate Governance Guidelines

In April 2004, the Board documented our governance practices by adopting Corporate Governance Guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines clarify the role of the Board in reviewing, approving and monitoring fundamental financial and business strategy and major corporate actions; ensuring processes are in place for maintaining the integrity of Sunesis and its financial statements; assessing major risks presented to Sunesis and reviewing options for their mitigation; and selecting, evaluating and compensating our CEO, Chairman and other officers of Sunesis. The Corporate Governance Guidelines set forth the practices our Board intends to follow with respect to director qualification and selection, board composition and selection, board meetings and involvement of senior management, board committee composition and selection, director access to management and independent advisors, and non-employee director compensation and continuing education. The Corporate Governance Guidelines were adopted by the Board to, among other things, reflect changes to the legal and regulatory requirements, including the NASDAQ listing requirements and SEC rules, and evolving best practices and other developments.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of reports furnished to us, we believe that during the year ended December 31, 2008, our executive officers, directors and greater than 10% stockholders complied with all Section 16(a) filing requirements.

Director Compensation

Board and Committee Fees and Awards.

On the date of our annual meeting of stockholders each year, each non-employee director of our Board, except the Chairman of our Board, is entitled to receive $20,000 in connection with his services as a director. A non-employee Chairman of our Board is entitled to receive $50,000 in connection with his services as a director and chair of our Board. Additionally, each non-employee director who serves on a committee is entitled to receive an annual payment of $5,000 for service as chairman of a committee and $3,000 for service as a member on a committee. At the same time, each continuing non-employee director receives a non-qualified stock option grant to purchase 10,000 shares of our common stock. These options vest in equal installments over a 12-month period from the grant date. Newly elected non-employee directors are granted, in addition to the Board and committee fees discussed above, an initial grant of non-qualified stock options to purchase 30,000 shares of our common stock upon first being elected to our Board. These options vest over a two-year period with 50% annual vesting on each anniversary of the grant date. Our employee directors did not receive any compensation in 2008 for their service on our Board.

Consulting Arrangements.

We have entered into consulting agreements with Drs. Pearce and Stump.

In August 2006, we entered into a consulting agreement with Dr. Pearce under which his services include reviewing, assessing and advising us on our development plans and strategies. Pursuant to the consulting agreement, Dr. Pearce is entitled to receive up to $3,000 a day, prorated at an hourly rate of $375 an hour, for his consulting services. Total payments to Dr. Pearce under this agreement may not exceed $40,000 during any one-year period.

In September 2006, we entered into a consulting agreement with Dr. Stump under which his services include reviewing, assessing and advising us on our development plans and strategies. Pursuant to the consulting agreement, Dr. Stump is entitled to receive up to $3,000 a day, prorated at an hourly rate of $375 an hour, for his consulting services. Total payments to Dr. Stump under this agreement may not exceed $40,000 during any one-year period.

Director Compensation Table

The following table sets forth the compensation information for our non-employee directors, as well as Dr. Young, the current Chairman of our Board and former Executive Chairman, for the year ended December 31, 2008. The compensation received by Mr. Swisher, as a named executive officer, is set forth in the Summary Compensation Table on page 30 of this proxy statement.

Name	Fees Earned or Paid in Cash ($)		Option Awards ($) (2)(3)	All Other Compensation ($)		Total ($)
Anthony B. Evnin, Ph.D.(6)	$28,000		$17,235	$—		$45,235
Stephen P.A. Fodor, Ph.D.(7)	25,000		17,235	—		42,235
Matthew K. Fust	28,000		17,235	—		45,235
Steven D. Goldby(8)	26,000		17,235	—		43,235
Jonathan S. Leff(9)	23,000		17,235	—		40,235
Homer L. Pearce, Ph.D.	23,000		48,135	6,563	(4)	77,698
David C. Stump M.D.	20,000		48,135	6,563	(5)	74,698
James A. Wells, Ph.D.(10)	20,000	(1)	11,784	—		31,784
James W. Young, Ph.D.(11)	—		207,530	202,772		410,302

(1)
The annual retainer of $20,000 otherwise payable to Dr. Wells for serving on our Board was paid to The Regents of the University of California in accordance with an agreement between Dr. Wells and The Regents of the University of California.

(2)
This column represents the dollar amount recognized for financial statement reporting purposes in 2008 for the fair value of stock options granted to each of our non-employee directors and Dr. Young in 2008, as well as in prior years, in accordance with FAS 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. These amounts reflect Sunesis’ accounting expense for these awards and do not correspond to the actual value that will be recognized by our directors. For additional information on the valuation assumptions, refer to Note 13 “Stock-Based Compensation” to the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2008, filed with the SEC on April 3, 2009, which identifies assumptions made in the valuation of option awards in accordance with FAS 123R.

(3)
On June 5, 2008, each non-employee director received a stock option to purchase 10,000 shares. The grant date fair value of these awards was $1.08 per share for a total grant date fair value of $10,813 per grant, calculated in accordance with FAS 123R. Assumptions used in the calculation of these amounts are included in Note 13 “Stock-Based Compensation” to the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2008, filed with the SEC on April 3, 2009.  As of December 31, 2008, each non-employee director held stock options to purchase the following aggregate number of shares of our common stock: Dr. Evnin held options to purchase 30,000 shares of our common stock; Dr. Fodor held options to purchase 63,530 shares of our common stock; Mr. Fust held options to purchase 60,000 shares of our common stock; Mr. Goldby held options to purchase 63,530 shares of our common stock; Mr. Leff held options to purchase 30,000 shares of our common stock; Dr. Pearce held options to purchase 50,000 shares of our common stock; Dr. Stump held options to purchase 50,000 shares of our common stock; and Dr. Wells held options to purchase 142,354 shares of our common stock.

(4)	This amount reflects payments to Dr. Pearce under his consulting agreement with us for consulting services performed in 2008.

(5)	This amount reflects payments to Dr. Stump under his consulting agreement with us for consulting services performed in 2008.

(6)	Dr. Evnin resigned effective as of April 3, 2009.

(7)	Dr. Fodor resigned effective as of April 3, 2009.

(8)	Mr. Goldby resigned effective as of April 3, 2009.

(9)	Mr. Leff resigned effective as of February 3, 2009.

(10)	Dr. Wells resigned effective as of June 25, 2008.

(11)
Until April 2009, Dr. Young served as our Executive Chairman.  As noted above, our employee directors did not receive any compensation in 2008 for their service on our Board.  As of December 31, 2008, Dr. Young held stock options to purchase 329,118 shares of our common stock.  He did not receive any equity awards in 2008.  “All Other Compensation” includes Dr. Young’s annual salary of $200,000 and group term life insurance payments of $2,772.

CERTAIN INFORMATION WITH RESPECT TO EXECUTIVE OFFICERS

Biographies of Our Executive Officers

Set forth below is information regarding each of our executive officers as of April 11, 2009. Biographical information with regard to Mr. Swisher is presented under Proposal No. 1: Election of Nominees to the Board of Directors on page 5 of this proxy statement.

Name	Age	Position
Daniel N. Swisher, Jr.	46	CEO, President and Director
Eric H. Bjerkholt	49	Senior Vice President, Corporate Development and Finance and Chief Financial Officer
Steven B. Ketchum, Ph.D.	46	Senior Vice President, Research and Development

The principal occupations and positions for at least the past five years of our executive officers, other than Mr. Swisher, are as follows:

Eric H. Bjerkholt has served as our Senior Vice President, Corporate Development and Finance and Chief Financial Officer since February 2007. From January 2004 to January 2007, he served as our Senior Vice President and Chief Financial Officer. From January 2002 to January 2004, Mr. Bjerkholt served as Senior Vice President and Chief Financial Officer at IntraBiotics Pharmaceuticals, Inc., a pharmaceutical company focused on the development of antibacterial and antifungal drugs for the treatment of serious infectious diseases. Mr. Bjerkholt was a co-founder of LifeSpring Nutrition, Inc., a privately held nutraceutical company, and from May 1999 to March 2002 served at various times as its Chief Executive Officer, President and Chief Financial Officer. From 1990 to 1997, Mr. Bjerkholt was an investment banker at J.P. Morgan & Co. Mr. Bjerkholt is a member of the Board of Directors of StemCells, Inc., a biotechnology company. Mr. Bjerkholt holds a Cand. Oecon degree in Economics from the University of Oslo and an M.B.A. from Harvard Business School.

Steven B. Ketchum, Ph.D. has served as our Senior Vice President, Research and Development since June 2008.  From May 2005 to May 2008, Dr. Ketchum served as Senior Vice President, Research & Development and Medical Affairs of Reliant Pharmaceuticals, Inc., a pharmaceutical company.  From June 2002 to April 2005, Dr. Ketchum served as Senior Vice President, Operations and Regulatory Affairs for IntraBiotics Pharmaceuticals, Inc. Dr. Ketchum also held positions at ALZA Corporation from November 1994 to May 2002, most recently as Senior Director, Regulatory Affairs. Dr. Ketchum earned a Ph.D. in Pharmacology from University College London (funded by the Sandoz Institute for Medical Research) and a B.S. in Biological Sciences from Stanford University.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary Compensation Table

The following table sets forth the compensation information for our Chief Executive Officer and our two most highly compensated executive officers other than our Chief Executive Officer who were serving as executive officers as of December 31, 2008, as well as two former executive officers who would have qualified as our most highly compensated executive officers during 2008, but were no longer serving as our executive officers as of December 31, 2008. Such individuals are referred to as our “named executive officers” for the year ended December 31, 2008. All compensation awarded to, earned by, or paid to our named executive officers are included in the table below for the years indicated.

Name and Principal Position	Year	Salary(1) ($)	Bonus(2) ($)	Option Awards(3) ($)	All Other Compensation(4) ($)	Total ($)
Daniel N. Swisher, Jr.	2008	$403,125	$—	$405,414	$930	$809,469
Chief Executive Officer and	2007	386,250	105,000	465,737	1,140	958,127
President

Eric H. Bjerkholt	2008	321,458	—	221,412	930	543,800
Senior Vice President, Corporate Development and	2007	283,125	60,000	257,486	883	601,494
Finance and Chief Financial
Officer

Valerie L. Pierce (5)	2008	318,958	—	109,113	630	428,701
Former Senior Vice President,	2007	185,682	45,000	61,477	61,477	292,567
General Counsel and
Corporate Secretary

Daniel C. Adelman, M.D. (6)	2008	135,000	—	163,922	234,421	533,343
Former Senior Vice President,	2007	298,125	50,000	226,043	1,306	575,474
Development and Chief
Medical Officer

Robert S. McDowell, Ph.D. (7)	2008	156,040	33,313	104,895	134,233	395,168
Former Vice President,	2007	253,750	50,000	131,778	583	436,111
Research

(1)
Includes amounts earned but deferred at the election of the named executive officer, such as salary deferrals under our 401(k) Plan established under Section 401(k) of the Internal Revenue Code of 1986, as amended, or the Code.

(2)	Cash bonus earned in 2007 and paid in February 2008 under our bonus program. No cash bonuses were earned in 2008. See “Narrative to Summary Compensation Table – Cash Bonuses in 2008” below.

(3)
This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2008 and 2007 fiscal years for the fair value of stock options granted to each of the named executive officers in such years in accordance with FASB Statement No. 123 (revised), “Share-Based Payment,” or FAS 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information on the valuation assumptions, refer to Note 13, “Stock-Based Compensation” in our Annual Report on Form 10-K for the year ended December 31, 2008, filed with the SEC on April 3, 2009, which identifies assumptions made in the valuation of option awards in accordance with FAS 123R. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that will be recognized by the named executive officers.

(4)	Represents group term life insurance premiums, reimbursements of up to $420 for health club memberships, and up to $300 for airline club fees, each as applicable.

(5)	Ms. Pierce’s employment with us began in April 2007 and terminated as of April 10, 2009.

(6)	Dr. Adelman’s employment with us terminated as of June 6, 2008. “All Other Compensation” for 2008 includes a severance payment of $234,000.

(7)	Dr. McDowell’s employment with us terminated as of August 4, 2008. “All Other Compensation” for 2008 includes a severance payment of $133,250.

Narrative to Summary Compensation Table

Stock Option Grants in 2008

See “Outstanding Equity Awards Table at December 31, 2008” below for the terms of the stock options granted to certain of our named executive officers in 2008.

Executive Severance Benefits Agreements

We entered into executive severance benefits agreements with each of our named executive officers to provide certain benefits upon a termination of employment.  The agreements with Messrs. Swisher and Bjerkholt and Dr. Ketchum were amended in April 2009 in connection with our adoption of a Change of Control Payment Plan.  See “Post-Termination Compensation—Change of Control Severance Protections” for a more detailed discussion of the benefits under such plan and pursuant to the executive severance benefits agreements, as amended, in connection with a change of control transaction.

The Compensation Committee believes such agreements help us attract and retain employees in a marketplace where such protections are commonly offered by our peer companies. We also believe that severance protections offered upon terminations arising in connection with a change of control allow our executives to assess a potential change of control objectively, without regard to the potential impact of the transaction on their own job security. At the time we originally entered into the executive severance benefits agreements with each of the named executive officers, the Compensation Committee determined that the terms of such executive severance benefits agreements reflected industry standard severance payments, benefits and equity acceleration.

Mr. Swisher.    Under the executive severance benefits agreement with Mr. Swisher, if Mr. Swisher is terminated without cause or he is constructively terminated, he is entitled to receive a payment equal to 12 months salary and continued health benefits for a maximum period of the first 12 months following termination (which may be terminated earlier upon his coverage by a new employer), subject to the execution of a general release in favor of Sunesis.  If such termination occurs within 12 months following a change of control transaction of Sunesis, he is entitled to receive, subject to the execution of a general release in favor of Sunesis: (i) a lump sum payment equal to 18 months of his base salary at the time of termination, (ii) a lump sum payment equal to 150% of his target bonus for the year during which the termination occurs, and (iii) continued health benefits for a maximum period of the first 18 months following termination (which may be terminated earlier upon his coverage by a new employer).  In connection with our adoption of the Change of Control Payment Plan, Mr. Swisher’s executive severance benefits agreement was amended in April 2009 to eliminate the severance benefits described in the immediately preceding sentence, which would have been payable in the event of Mr. Swisher’s termination following a change of control transaction of Sunesis.  In addition, this agreement, as amended, also provides that in the event that Mr. Swisher is terminated by an acquirer within six months after a change of control transaction, the above-described severance benefits payable in the event Mr. Swisher is terminated without cause or constructively terminated would be reduced on a dollar-for-dollar basis by the amount paid or payable to Mr. Swisher pursuant to the Change of Control Payment Plan.  Under Mr. Swisher’s executive severance benefits agreement he will also be eligible for certain option acceleration benefits, as described in more detail under “Post-Termination Compensation—Change of Control Severance Protections” below.

Mr. Bjerkholt and Dr. Ketchum.    Under the respective executive severance benefits agreements with Mr. Bjerkholt and Dr. Ketchum, if such executive is terminated without cause or is constructively terminated, each is entitled to receive a payment equal to nine months salary and continued health benefits for a maximum period of the first nine months following termination (which may be terminated earlier upon his coverage by a new employer), subject to the execution of a general release in favor of Sunesis.  If such termination occurs within 12 months following a change of control transaction of Sunesis, such executive is entitled to receive, subject to the execution of a general release in favor of Sunesis: (i) a lump sum payment equal to 14 months of his base salary at the time of termination, (ii) a lump sum payment equal to 117% of his target bonus for the year during which the termination occurs, and (iii) continued health benefits for a maximum period of the first 14 months following termination (which may be terminated earlier upon his coverage by a new employer). In connection with our adoption of the Change of Control Payment Plan, these executive severance benefits agreements were amended in April 2009 to eliminate the severance benefits described in the immediately preceding sentence, which would have been payable in the event of Mr. Bjerkholt’s or Dr. Ketchum’s, as the case may be, termination following a change of control transaction of Sunesis.  In addition, these agreements, as amended, also provide that in the event that Mr. Bjerkholt or Dr. Ketchum, as the case may be, is terminated by an acquirer within six months after a change of control transaction, the above-described severance benefits payable in the event the executive is terminated without cause or constructively terminated would be reduced on a dollar-for-dollar basis by the amount paid or payable to the executive pursuant to the Change of Control Payment Plan.  Under Mr. Bjerkholt’s and Dr. Ketchum’s respective executive severance benefits agreements they will also be eligible for certain option acceleration benefits, as described in more detail under Post-Termination Compensation—Change of Control Severance Protections below.

Drs. Adelman and McDowell and Ms. Pierce.   The employment of Dr. Adelman terminated on June 6, 2008, the employment of Dr. McDowell terminated August 4, 2008 and the employment of Ms. Pierce terminated on April 10, 2009.  Each of these former executive officers received or are entitled to receive the following severance benefits pursuant to their executive severance benefits agreements with Sunesis in connection with the termination of their employment:

Name	Cash Severance ($)		Health Benefits ($)
Valerie L. Pierce	$255,000	(1)	$19,723	(3)

Daniel C. Adelman, M.D.	234,000	(1)	18,963	(3)

Robert S. McDowell, Ph.D.	133,250	(2)	2,377	(4)

(1)           Represents nine months of base salary at time of termination.

(2)           Represents six months of base salary at time of termination.

(3)           Represents nine months of health care benefits (which may be terminated earlier upon coverage of the executive by a new employer).

(4)           Represents six months of health care benefits (which may be terminated earlier upon coverage of the executive by a new employer).

Cash Bonuses in 2008

Given the recommendation by our CEO not to pay our executive officers cash bonuses for performance in the year 2008, which recommendation was approved by our Compensation Committee and, in the case of our CEO, by a committee of those directors qualifying as “outside directors” within the meaning of Section 162(m) of the Code and as “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act, no cash bonuses were awarded to our executive officers for performance in 2008.

Outstanding Equity Awards Table at December 31, 2008

The following information sets forth the outstanding stock options held by our named executive officers as of December 31, 2008. As of December 31, 2008, none of our named executive officers held unearned equity incentive awards or stock awards.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Daniel N. Swisher, Jr.
	117,647		—		$2.55	02/06/12
	11,765		—		2.55	02/06/12
	47,059		—		2.55	04/16/13
	70,589		—		2.55	01/21/14
	21,176		—		2.55	06/24/14
	181,145	(1)	53,855	(1)	5.25	11/29/15
	65,000	(2)	55,000	(2)	4.85	10/13/16
	48,437	(3)	106,563	(3)	2.59	09/13/17

Eric H. Bjerkholt	58,824		—		2.55	01/21/14
	17,647		—		2.55	06/09/14
	92,500	(1)	27,500	(1)	5.25	11/29/15
	32,500	(2)	27,500	(2)	4.85	10/13/16
	28,125	(3)	61,875	(3)	2.59	09/13/17
	8,437	(4)	59,063	(4)	1.44	06/30/18

Valerie L. Pierce	50,000	(5)	70,000	(5)	4.60	04/30/17
	14,062	(3)	30,938	(3)	2.59	09/13/17
	8,437	(4)	59,063	(4)	1.44	06/30/18

Daniel C. Adelman, M.D.(6)	47,059		—		2.55	6/30/09
	11,765		—		2.55	6/30/09
	18,824		—		2.55	6/30/09
	104,999	(1)	—		5.25	6/30/09
	38,750	(2)	—		4.85	6/30/09
	37,499	(3)	—		2.59	6/30/09

Robert S. McDowell, Ph.D.(7)	12,941		—		2.55	6/30/09
	18,824		—		2.55	6/30/09
	4,706		—		2.55	6/30/09
	14,118		—		2.55	6/30/09
	50,416	(1)	—		5.25	6/30/09
	34,374	(2)	—		4.85	6/30/09
	27,499	(3)	—		2.59	6/30/09

(1)
This stock option was granted on November 29, 2005 pursuant to our 2005 Equity Incentive Award Plan and vests monthly during the 48-month period measured from the grant date, subject to the holder’s continued service with Sunesis.

(2)
This stock option was granted on October 13, 2006 pursuant to our 2005 Equity Incentive Award Plan and vests monthly during the 48-month period measured from the grant date, subject to the holder’s continued service with Sunesis.

(3)
This stock option was granted on September 13, 2007 pursuant to our 2005 Equity Incentive Award Plan and vests monthly during the 48-month period measured from the grant date, subject to the holder’s continued service with Sunesis.

(4)
This stock option was granted on June 30, 2008 pursuant to our 2005 Equity Incentive Award Plan and vests monthly during the 48-month period measured from the grant date, subject to the holder’s continued service with Sunesis.

(5)
This stock option was granted on April 30, 2007 pursuant to our 2005 Equity Incentive Award Plan and 25% of the shares subject to the option vest one year from the date of the grant and the remaining shares vest monthly during the subsequent 36-month period thereafter, subject to the holder’s continued service with Sunesis.

(6)
Dr. Adelman’s employment with us terminated as of June 6, 2008. Pursuant to the Acceptance of Option Amendment by and between us and Dr. Adelman, dated June 6, 2008, the post-termination exercise period of Dr. Adelman’s outstanding options that had vested as of June 6, 2008, together with options that vested in connection with his severance, were extended until the earlier of (i) the original end of the term of each such option or (ii) June 30, 2009.

(7)
Dr. McDowell’s employment with us terminated as of August 4, 2008.  Pursuant to the Acceptance of Option Amendment by and between us and Dr. McDowell, dated June 27, 2008, the post-termination exercise period of Dr. McDowell’s outstanding options that had vested as of August 4, 2008, together with options that vested in connection with his severance, were extended until the earlier of (i) the original end of the term of each such option or (ii) June 30, 2009.

Post-Termination Compensation

Retirement Savings

We encourage our executives and employees generally to plan for retirement compensation through voluntary participation in our 401(k) Plan. All of our employees, including our executives, may participate in our 401(k) Plan by making pre-tax contributions from wages of up to 60% of their annual cash compensation, up to the current Internal Revenue Service limits. During 2008, we did not make matching contributions to the 401(k) Plan. All of our executives can participate in the 401(k) Plan on the same terms as our employees. We believe this program is comparable with programs offered by our peer companies and assists us in attracting and retaining our executives.

Medical Benefits

On April 3, 2009, Dr. Young retired as our Executive Chairman. In connection with his resignation, we agreed to cover Dr. Young’s medical benefits for a period of 12 months; however, Dr. Young is not otherwise entitled to any severance in connection with his resignation pursuant to the terms of his Second Amended and Restated Executive Severance Benefits Agreement with us, dated December 23, 2008.

Change of Control Severance Protections

Change of Control Payment Plan

On April 3, 2009, we adopted a Change of Control Payment Plan, or the Plan, pursuant to which 10.5 to 12.0% of the transaction value, or the Plan Pool, of a change of control transaction of Sunesis would be allocated to our eligible employees, including our named executive officers remaining employed by Sunesis, pursuant to the terms of such Plan.  The aggregate proceeds available for distribution to eligible employees under the Plan is as follows:

Transaction Value ($)	Aggregate Plan Pool (%)
≤$30 million	10.5%
>30 million but less than 45 million	11.0
≥45 million but less than 60 million	11.5
≥60 million	12.0

In order for an employee to be eligible to participate in the Change of Control Payment Plan, the individual must be a full-time regular U.S. employee and designated in writing by our Board, subject to certain limitations.  Each participant shall be allocated a percentage of the Plan Pool.  The percentage allocations of the Plan Pool for our executive officers are as follows:

Title of Executive Officer	Pro Rata Share (%)
Chairman of the Board of Directors	3.0%
Chief Executive Officer	20.0
Senior Vice Presidents	12.5 each, 25.0 in the aggregate

Our Vice Presidents and other employees are also eligible to participate in the Plan.  If the number of employees at a level of Vice President or higher participating in the Plan changes after April 3, 2009, the Plan Pool allocations shown above shall be reallocated by the Compensation Committee of our Board, or the Compensation Committee, on a pro rata basis without increasing or decreasing the aggregate Plan Pool. If there are significant decreases in the number of eligible employees below the level of Vice President, the Compensation Committee, in its sole discretion but considering the recommendation of our CEO, may reallocate a portion of the Plan Pool to other allocation categories (including those at or above the level of Vice President) without increasing or decreasing the aggregate Plan Pool.

If a change of control occurs, a participant in the Plan shall receive, in exchange for a general release of claims against us, a payment under the Plan in the same consideration received by us or our stockholders in the transaction if the participant is still an eligible employee on the date that payments pursuant to the Plan are scheduled to be made, and any cash severance payments owed by us in the future to the participant on account of a termination by us without cause or a constructive termination by us within six months following the change of control transaction under any severance agreement shall be reduced on a dollar-for-dollar basis by any payments pursuant to the Plan.  If the participant has been terminated by us without cause or constructively terminated by us at the time payments under the Plan are scheduled to be made, we shall still provide the participant with such participant’s allocated portion of the Plan Pool, but any cash severance payments otherwise payable to the participant by us shall be reduced on a dollar-for-dollar basis by such allocated portion of the Plan Pool, which shall be paid in cash to the extent of the cash severance payments that have been so reduced.  The application of the Plan to amounts that are paid from escrow or pursuant to earn-out or other contingencies shall be determined at a future date in the sole discretion of our Board, recognizing that it is the present intention of our Board to apply the Plan to such amounts in the same manner as it applies to amounts payable immediately upon the effective date of the change of control, subject, however, to the requirements for either compliance with or exemption from Section 409A of the Code.

               In general, a “change of control” under the Plan includes an acquisition transaction in which a person or entity (with certain exceptions) becomes the direct or indirect beneficial owner of more than 50% of our voting stock, as well as the consummation of certain types of corporate transactions, such as a merger, consolidation, reorganization, business combination or sale of all or substantially all of our assets, pursuant to which our stockholders own, directly or indirectly, less than 50% of Sunesis or our successor, or if our stockholders approve a liquidation or dissolution of Sunesis. However, a cash financing transaction will not constitute a change of control transaction pursuant to the terms of the Plan.

The Plan shall remain in effect until the earlier of the conclusion of a change of control transaction and payout under the Plan or six months after the earlier of (a) the common equity closing of the Private Placement or (b) the conversion of our outstanding shares of Series A preferred stock; provided, however, that our obligation to make payments pursuant to a change of control transaction that occurs on or prior to such termination shall be unaffected by such termination.  For more information on these events, see Note 17 “Subsequent Events” to the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2008, filed with the SEC on April 3, 2009. We reserve the right to amend or terminate the Plan at any time, subject to the consent of any adversely affected participant.

Executive Severance Benefits Agreements

In general, a “change of control” under these executive severance benefits agreements, as amended, includes an acquisition transaction in which a person or entity (with certain exceptions described in the agreements) becomes the direct or indirect beneficial owner of more than 50% of our voting stock, as well as the consummation of certain types of corporate transactions, such as a merger, consolidation, reorganization, business combination or sale of all or substantially all of our assets, pursuant to which our stockholders own, directly or indirectly, less than 50% of Sunesis or our successor, or if our stockholders approve a liquidation or dissolution of Sunesis.  However, a cash financing transaction will not constitute a change of control transaction pursuant to the terms of the executive severance benefits agreements.

Each of the executive severance benefits agreements provides that, in the event that any benefits provided in connection with a change of control (or a related termination of employment) would be subject to the 20% excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, or the Code, the executive officer will receive the greater, on an after-tax basis (taking account of all federal, state and local taxes and excise taxes), of such benefits or such lesser amount of benefits as would result in no portion of the benefits being subject to the excise tax. An executive officer’s receipt of any severance benefits is subject to his execution of a release in favor of Sunesis. Any benefits under the executive severance benefits agreement would terminate immediately if the executive officer, at any time, violates any proprietary information or confidentiality obligation to us. See “Narrative to Summary Compensation Table—Executive Severance Benefits Agreements” above for a description of the other terms of the executive severance benefits agreements.

Stock Option Acceleration

Under the executive severance benefits agreements, as amended, with Messrs. Swisher and Bjerkholt and Dr. Ketchum, in connection with a change of control of Sunesis, the vesting of 50% of each such executive officer’s outstanding option awards is automatically accelerated immediately prior to the effective date of such change of control. In the event of a termination without cause or a constructive termination of any of these executives officers (i) within 12 months following a change of control, 100% of such executive officer’s outstanding awards would automatically accelerate on the date of termination, or (ii) if prior to or more than 12 months following a change of control, the outstanding awards that would have vested over the 12 month period following the date of termination would automatically accelerate for such executive officer.

Change of Control Equity Incentive Plan Protections

Our 1998 Stock Plan and our 2001 Stock Plan both provide that in the event of a proposed sale of all or substantially all of our assets or a merger of Sunesis with or into another corporation in which we are not the surviving corporation, each outstanding award shall be assumed or an equivalent award substituted by such successor corporation, unless the successor corporation does not agree to assume the award, in which case, the award shall terminate upon the consummation of the merger or sale of assets.

Our 2005 Equity Incentive Award Plan and 2006 Employment Commencement Incentive Plan provide that upon any change of control of Sunesis, our Board (or any committee delegated authority by our Board) may, in its discretion, make adjustments it deems appropriate to reflect such change with respect to (i) the aggregate number and type of awards that may be issued under the applicable plan, (ii) the terms and conditions of any outstanding awards, and (iii) and the grant or exercise price of any outstanding awards. If outstanding awards are not assumed by the surviving or successor entity and such successor entity does not substitute substantially similar awards for those awards outstanding under the 2005 Equity Incentive Award Plan and the 2006 Employment Commencement Incentive Plan, such outstanding awards shall become fully exercisable and/or payable as applicable and all forfeiture restrictions on such outstanding awards shall lapse.

In addition, our 2005 Equity Incentive Award Plan and 2006 Employment Commencement Incentive Plan include change in control provisions, which may result in the accelerated vesting of outstanding awards. In the event of a change in control of our company, for example, if we are acquired by merger or asset sale, each outstanding award under the 2005 Equity Incentive Award Plan and 2006 Employment Commencement Incentive Plan will accelerate and immediately vest with respect to 50% of the award, and if the remainder of the award is not to be assumed by the successor corporation, the full amount of the award will automatically accelerate and become immediately vested. Additionally, in the event the remainder of the award is assumed by the successor corporation, any remaining unvested shares would accelerate and immediately vest in the event the optionee is terminated without cause or resigns for good reason within 12 months following such change in control. Pursuant to amendments to the 2005 Equity Incentive Award Plan and 2006 Employment Commencement Incentive Plan approved by our Board in March 2009, a cash financing will not constitute a change of control. In order to make the treatment of outstanding options granted under the 1998 Stock Plan and 2001 Stock Plan for then-current employees identical to the treatment of options granted under the 2005 Equity Incentive Award Plan and 2006 Employment Commencement Incentive Plan, all options outstanding under the 1998 and 2001 plans were amended to reflect identical change in control provisions.

We believe that the terms of our equity incentive plans described above are consistent with industry practice.

Potential Payments Upon Termination or Change of Control

The following table illustrates potential payments to our named executive officers under our executive severance benefits agreements in connection with a change of control event or with respect to a termination without good cause or resignation for good reason subsequent to a change of control event, as if such change of control event or covered termination occurred as of December 31, 2008:

		Potential Payments in Connection With:
Name	Type of Benefit	A Change of Control ($)		Termination Within 12 Months Following a Change of Control ($)		Covered Termination Prior to or More than 12 Months Following a Change of Control ($)
Daniel N. Swisher, Jr.
	Equity Award Acceleration	$—	(1)	$—	(2)	$—	(9)
	Salary	—		604,688	(3)	403,125	(10)
	Bonus	—		241,875	(4)	—
	Health Benefits	—		39,447	(5)	26,298	(11)
	Total:	—		886,010		429,423
Eric H. Bjerkholt
	Equity Award Acceleration	—	(1)	—	(2)	—	(9)
	Salary	—		375,034	(6)	241,094	(12)
	Bonus	—		112,510	(7)	—
	Health Benefits	—		17,056	(8)	10,965	(13)
	Total:	—		504,600		252,059
Valerie L. Pierce (19)
	Equity Award Acceleration	—	(1)	—	(2)	—	(9)
	Salary	—		372,118	(6)	239,219	(12)
	Bonus	—		111,635	(7)	—
	Health Benefits	—		30,681	(8)	19,723	(13)
	Total:	—		514,434		258,942
Daniel C. Adelman, M.D.
	Equity Award Acceleration	—		—		—	(14)
	Salary	—		—		234,000	(12)
	Bonus	—		—		—
	Health Benefits	—		—		18,582	(13)
	Total:	—		—		252,582
Robert S. McDowell, Ph.D.
	Equity Award Acceleration	—		—		—	(15)
	Salary	—		—		133,250	(16)
	Bonus	—		—		33,313	(17)
	Health Benefits	—		—		2,299	(18)
	Total:	—		—		168,862

(1)
Represents the amount of the benefit each of our named executive officers would have received pursuant to the terms of our executive severance benefits agreements with them from the acceleration of 50% of such executive’s aggregate outstanding unvested stock options, assuming a change of control event occurred on December 31, 2008. As of December 31, 2008, none of our named executive officers held in-the-money stock options as determined by the closing price of our common stock on December 31, 2008 as reported by NASDAQ, which was $0.32, and, as a result, none of our named executive officers would have received any benefit from such provisions under our executive severance benefits agreements with them if a change of control had occurred as of December 31, 2008.

(2)
Represents the amount of the benefit each of our named executive officers would have received pursuant to the terms of our executive severance benefits agreements with them from the acceleration of 100% of such executive’s aggregate outstanding unvested stock options, assuming such executive’s employment with us terminated on December 31, 2008 within 12 months of a change of control event. As of December 31, 2008, none of our named executive officers held in-the-money stock options as determined by the closing price of our common stock on December 31, 2008 as reported by NASDAQ, which was $0.32, and, as a result, none of our named executive officers would have received any benefit from such provisions under our executive severance benefits agreements with them if their employment terminated as of December 31, 2008 within 12 months of a change of control event.

(3)	Represents 18 months of base salary at time of termination.

(4)	Represents a lump sum equal to 150% of such named executive officer’s applicable target bonus for 2008.

(5)	Represents 18 months of healthcare benefits.

(6)	Represents 14 months of base salary at time of termination.

(7)	Represents a lump sum equal to 117% of such named executive officer’s applicable target bonus for 2008.

(8)	Represents 14 months of healthcare benefits.

(9)
Represents the amount of the benefit each of our named executive officers would have received pursuant to the terms of our executive severance benefits agreements from the acceleration with respect to an additional 12 months of vesting of such executive’s aggregate outstanding unvested stock options, assuming such executive’s employment with us terminated on December 31, 2008. As of December 31, 2008, none of our named executive officers held in-the-money stock options as determined by the closing price of our common stock on December 31, 2008, as reported by NASDAQ, which was $0.32, and, as a result, none of our named executive officers would have received any benefit from such provisions under our executive severance benefits agreements with them if their employment terminated as of December 31, 2008.

(10)	Represents 12 months of base salary at time of termination.

(11)	Represents 12 months of healthcare benefits.

(12)	Represents nine months of base salary at time of termination.

(13)	Represents nine months of healthcare benefits.

(14)
Dr. Adelman’s employment with us was terminated as of June 6, 2008.  This amount represents the benefit Dr. Adelman received pursuant to the terms of his executive severance benefits agreement from the acceleration with respect to an additional 12 months of vesting of his aggregate outstanding unvested stock options.  As of June 6, 2008, none of Dr. Adelman’s stock options were in the money as determined by the closing price of our common stock on June 6, 2008 as reported by NASDAQ, which was $1.80, and, as a result, he did not receive any benefit from such provision under his executive severance benefits agreement.

(15)
Dr. McDowell’s employment with us was terminated as of August 4, 2008.  This amount represents the benefit Dr. McDowell received pursuant to the terms of his executive severance benefits agreement from the acceleration with respect to an additional 12 months of vesting of his aggregate outstanding unvested stock options.  As of August 4, 2008, none of Dr. McDowell’s stock options were in the money as determined by the closing price of our common stock on August 4, 2008 as reported by NASDAQ, which was $1.55, and, as a result, he did not receive any benefit from such provision under his executive severance benefits agreement.

(16)	Represents six months of base salary at time of termination.

(17)	Represents a lump sum equal to 12.5% of Dr. McDowell’s base salary at time of termination.

(18)	Represents six months of healthcare benefits.

(19)	Ms. Pierce’s employment with us terminated as of April 10, 2009.

See “Narrative to Summary Compensation Table”and “Post-Termination Compensation – Change of Control Severance Protections” above for a discussion of the Change of Control Payment Plan we adopted in April 2009 and the related amendments to our executive’s executive severance benefits agreements.

INDEPENDENT PUBLIC ACCOUNTANTS

Principal Accountant Fees and Services

The following is a summary of the aggregate fees billed to us by Ernst & Young LLP, our independent registered public accounting firm, for the years ended December 31, 2008 and 2007 for each of the following categories of professional services:

	Year Ended
Fee Category	December 31, 2008	December 31, 2007
	(in thousands)
Audit Fees(1)	$320,872	$519,647
Audit-Related Fees	—	—
Tax Fees	—	—
Other Fees(2)	1,320	1,500
Total Fees:	$322,192	$521,147

(1)
Audit fees for 2008 and 2007 included the aggregate fees for professional services rendered for the audit of our financial statements, review of our interim financial statements, review of our registration statements on Forms S-3 and Form S-8, an opinion on management’s assessment of the effectiveness of our internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002 and the issuance of comfort letters and consents.

(2)	Other fees in 2008 and 2007 were a subscription for Ernst & Young LLP’s online research services tool.

All of the fees described above were pre-approved by the Audit Committee.

Pre-approval Policies

The Audit Committee has adopted a policy relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to pre-approval procedures established by the Audit Committee, including policies for delegating authority to a member of the Audit Committee. Any service that is approved pursuant to a delegation of authority to a member of the Audit Committee must be reported to the full Audit Committee at a subsequent meeting.

The Audit Committee has determined that the rendering of the services other than audit services by Ernst & Young LLP as described above is compatible with maintaining their independence.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Related Party Transactions

Other than as described below, there were no other related party transactions during 2008 with our executive officers, directors and beneficial owners of five percent or more of our securities.

Executive Severance Benefits Agreements

We have entered into executive severance benefits agreements and related amendments with our executive officers. See “Executive Compensation and Related Information” for further discussion of these arrangements.

Stock Option Grants

We have granted stock options to our executive officers and our non-employee directors. See “Executive Compensation and Related Information” and “Information About the Board of Directors and Corporate Governance – Director Compensation” for further discussion of these awards.

Indemnification of Directors and Officers

We have entered into indemnity agreements with our executive officers and directors which provide, among other things, that we will indemnify such executive officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, executive officer or other agent of Sunesis, and otherwise to the fullest extent permitted under Delaware law and our bylaws. We also intend to execute these agreements with our future executive officers and directors.

There is no pending litigation or proceeding naming any of our directors or executive officers as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director or executive officer.

Consulting Agreements

We have entered into consulting agreements with two of our directors, Drs. Pearce and Stump. See “Information About the Board of Directors and Corporate Governance – Director Compensation” for further discussion of these agreements.

Purchases of Our Securities

On March 31, 2009, we entered into a securities purchase agreement with accredited investors, including certain members of management, providing for a private placement of our securities, or the Private Placement. The Private Placement contemplates the sale of up to $15.0 million of units, consisting of Series A preferred stock and warrants to purchase common stock in two closings, and a common stock closing of up to $28.5 million.  $10.0 million in units were sold at the initial closing on April 3, 2009. The participation in the Private Placement by some of our executive officers was approved by the Audit Committee of the Board of the Directors.

The shares of Series A preferred stock and warrants to purchase common stock set forth in the table below were issued and sold in the initial closing of the Private Placement held on April 3, 2009 to entities affiliated with certain of our executive officers and entities affiliated with Alta Partners, one of our principal stockholders. We believe the terms obtained or consideration that we received in connection with the Private Placement were comparable to terms available or the amounts that would be received by us in arm’s-length transactions.

Investor	Executive Officer Affiliation (if any)	Series A Preferred Stock		Warrants		Initial Closing Investment Amount ($)	Total Participation Amount ($)(1)
Entities affiliated with Alta Partners	—	333,165	(2)	3,331,650	(3)	$1,149,425	$5,000,000
Swisher Revocable Trust	Daniel N. Swisher, Jr.	13,326		133,260		45,978	200,000
Bjerkholt / Hahn Family Trust	Eric H. Bjerkholt	6,663		66,630		22,989	100,000
Steven B. Ketchum, Ph.D.	Self	6,663		66,630		22,989	100,000

(1)	Reflects the total dollars that such entities and individual could invest in the aggregate in the Private Placement.

(2)
Consists of (i) 305,152 shares purchased by Alta BioPharma Partners III, L.P., (ii) 20,493 shares purchased by Alta BioPharma Partners III GmbH & Co. Beteiligungs KG, and (iii) 7,520 shares purchased by Alta Embarcadero BioPharma Partners III, LLC.  In addition, the entities affiliated with Alta Partners may participate in the subsequent closings of the Private Placement with an additional investment of up to approximately $3,850,000.

(3)
Consists of warrants to purchase (i) 3,051,520 shares of common stock purchased by Alta BioPharma Partners III, L.P., (ii) 204,930 shares of common stock purchased by Alta BioPharma Partners III GmbH & Co. Beteiligungs KG, and (iii) 75,200 shares of common stock purchased by Alta Embarcadero BioPharma Partners III, LLC.

In addition, entities affiliated with Bay City Capital LLC participated in the initial closing of the Private Placement with an investment in the amount of $2,298,851 and may participate in the subsequent closings of the Private Placement with an additional investment of up to approximately $7,700,000. In connection with and immediately subsequent to the Private Placement, affiliates of each of Alta Partners and Bay City Capital were appointed to our Board. The director on our Board designated by Alta Partners is Edward Hurwitz, a director of Alta Partners, and the director designated by Bay City Capital is Dayton Misfeldt, an investment partner of Bay City Capital. See “Security Ownership of Certain Beneficial Owners and Management” for more information regarding the holdings of each of these individuals and entities.

Investor Rights Agreements

Eighth Amended and Restated Investor Rights Agreement

We have entered into an Eighth Amended and Restated Investor Rights Agreement, dated August 30, 2004 and as subsequently amended, with the prior holders of our convertible preferred stock and certain holders of warrants to purchase convertible preferred stock, including entities with which certain of our directors are affiliated. As of December 31, 2008, the holders of 4,304,075 shares of our common stock and 241,546 shares of common stock issuable upon the exercise of outstanding warrants are entitled to certain rights with respect to the registration of their shares pursuant to the terms and conditions of such agreement. These registration rights were waived with respect to the issuance of our securities contemplated by the Private Placement.  All registration rights under this agreement terminated on or about May 4, 2009.

Investor Rights Agreement

In connection with the initial closing of the Private Placement, we entered into an Investor Rights Agreement on April 3, 2009 with the investors in the Private Placement, pursuant to which we granted to the investors certain registration rights with respect to the securities issued and sold pursuant to the Private Placement. As of April 10, 2009, the holders of  2,898,544 shares of our preferred stock and 28,985,440 shares of common stock issuable upon the exercise of outstanding warrants are entitled to certain rights with respect to the registration of their shares pursuant to the terms and conditions of such agreement.

Pursuant to the Investor Rights Agreement, we also granted to the investors certain rights of first refusal with respect to certain future issuances of our securities, including as part of a future equity financing, subject to customary exclusions. If we determine to issue any such securities not subject to such exceptions, then we must provide notice and an offer to sell the securities to the purchasing stockholders on the same terms as we propose to sell such securities to other investors a pro rata amount of such securities, based on such investors’ respective percentage ownership of our outstanding common stock, calculated as if all shares of Series A preferred stock (including any dividends thereon) had been converted into shares of common stock immediately following the original issuance of our Series A preferred stock.

The Investor Rights Agreement also includes an agreement between the parties with respect to the size and composition of our Board. Specifically, following the initial closing, the size of our Board was set at eight members, and the holders of a majority of the Series A preferred stock have the right to designate, and we are required to nominate, three members to our Board.  Alta BioPharma Partners III, L.P., or Alta, Bay City Capital LLC, or Bay City Capital, and Growth Equity Opportunities Fund, LLC, or GEO, together with their respective affiliates, each have the right to designate one such investor designee. As a result, our Board elected Messrs. Hurwitz and Misfeldt to our Board on April 3, 2009 as designees of Alta and Bay City Capital, respectively. To date, GEO has not exercised its right to designate a director for election our Board, but may exercise such right in the future subject to the terms of the Investor Rights Agreement.  Following the earliest to occur of (a) the second closing of the Private Placement, (b) the common equity closing of the Private Placement or (c) the closing of a qualifying alternative common stock financing, provided the investors exercise their preemptive rights and beneficially own greater than a majority of our voting stock as of such applicable closing, the size of our Board would be increased to nine members pursuant to the Investor Rights Agreement, and the holders of a majority of our Series A preferred stock would be entitled to designate, and we would be required to nominate, five members to our Board.  Alta, Bay City Capital and GEO, together with their respective affiliates, would each have the right to designate one such investor designee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 10, 2009, information regarding beneficial ownership of our common stock by:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;

•	each of our named executive officers;

•	each of our directors; and

•	all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, and includes options and warrants that are currently exercisable or exercisable within 60 days of April 10, 2009.  Shares of common stock subject to stock options and warrants currently exercisable or exercisable within 60 days of April 10, 2009 are deemed to be outstanding for computing the percentage ownership of the person holding these options and warrants and the percentage ownership of any group of which the holder is a member, but are not deemed outstanding for computing the percentage of any other person.  Except as indicated by footnote, and subject to community property laws where applicable, we believe the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

This table lists applicable percentage ownership based on 34,409,768 shares of common stock outstanding and 2,898,544 shares of Series A preferred stock outstanding, or an aggregate of 37,308,312 shares of capital stock, as of April 10, 2009.  Unless otherwise indicated, the address for each of the beneficial owners in the table below is c/o Sunesis Pharmaceuticals, Inc., 395 Oyster Point Boulevard, Suite 400, South San Francisco, California 94080.

	Beneficial Ownership (1)

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned (#)(2)	Percentage of Common Stock Beneficially Owned (%)	Shares of Preferred Stock Beneficially Owned (#)	Percentage of Preferred Stock Beneficially Owned (%)
5% Stockholders:
Entities affiliated with Alta Partners (3)	6,143,853	16.0%	333,165	11.5%
Entities affiliated with Bay City Capital(4)	6,672,421	16.2	666,333	23.0
Biogen Idec(5)	2,912,022	8.5	-	0.0
Caxton Advantages Life Sciences Fund, L.P.(6)	1,665,830	4.6	166,583	5.8
Entities affiliated with Credit Suisse First Boston(7)	3,406,590	9.9	-	0.0
Entities affiliated with Deerfield(8)	2,148,102	6.2	-	0.0
Fidelity Management & Research Company(9)	3,156,200	9.2	-	0.0
Growth Equity Opportunities Fund, LLC(10)	6,663,330	16.2	666,333	23.0
Entities affiliated with Merlin Biomed(11)	4,906,351	13.0	339,830	11.7
ONC General Partnership Limited(12)	3,331,660	8.8	333,166	11.5
Entities Affiliated with Venrock Associates(13)	2,474,404	6.9	133,266	4.6
Vision Opportunity Master Fund, Ltd.(14)	1,999,000	5.5	199,900	6.9
Entities affiliated with Warburg Pincus LLC(15)	4,545,621	13.1	-	0.0
Named Executive Officers and Directors:
James W. Young, Ph.D.(16)	413,421	1.2	0	0.0
Daniel N. Swisher, Jr.(17)	795,066	2.3	13,326	*

	Beneficial Ownership (1)

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned (#)(2)	Percentage of Common Stock Beneficially Owned (%)	Shares of Preferred Stock Beneficially Owned (#)	Percentage of Preferred Stock Beneficially Owned (%)
Eric H. Bjerkholt(18)	345,912	1.0	6,663	*
Valerie L. Pierce(19)	148,684	*	0	0.0
Daniel C. Adelman, M.D.(20)	263,906	*	0	0.0
Robert S. McDowell, Ph.D.(21)	188,760	*	0	0.0
Matthew K. Fust(22)	60,000	*	0	0.0
Homer L. Pearce, Ph.D.(23)	50,000	*	0	0.0
David C. Stump, M.D.(24)	50,000	*	0	0.0
Dayton Misfeldt(25)	6,672,421	16.2	666,333	23.0
Edward Hurwitz(26)	6,143,873	16.0	333,165	11.5
All executive officers and directors as a group (9 persons)	14,597,323	31.4	1,026,150	35.4

*	Represents beneficial ownership of less than one percent (1%) of the outstanding shares of our capital stock.

(1)
This table is based upon information provided to us by our executive officers and directors and upon information about principal stockholders known to us based on Schedules 13G and 13D filed with the SEC.

(2)	Includes shares issuable pursuant to stock options and warrants exercisable within 60 days of April 10, 2009.

(3)
Includes (i) 137,323 shares of our common stock, 20,493 shares of our Series A preferred stock and 240,591 shares of common stock issuable upon exercise of warrants outstanding held by Alta BioPharma Partners III GmbH & Co. Beteiligungs KG, (ii) 2,044,750 shares of our common stock, 305,152 shares of our Series A preferred stock and 3,582,512 shares of common stock issuable upon exercise of warrants outstanding held by Alta BioPharma Partners III, L.P., and (iii) 50,391 shares of our common stock, 7,520 shares of our Series A preferred stock and 88,286 shares of common stock issuable upon exercise of warrants outstanding held by Alta Embarcadero BioPharma Partners III, LLC.  Alta Partners III, Inc. provides investment advisory services to Alta BioPharma Partners III GmbH & Co. Beteiligungs KG, Alta BioPharma Partners III, L.P. and Alta Embarcadero BioPharma Partners III, LLC, which we refer to collectively as the Alta Funds.  The managing directors of Alta BioPharma Management III, LLC, which is a general partner of Alta BioPharma Partners III, L.P. and the managing limited partner of Alta BioPharma Partners III GmbH & Co. Beteiligungs KG, and the managers of Alta Embarcadero BioPharma Partners III, LLC exercise sole dispositive and voting power over the shares owned by the Alta Funds.  Certain principals of Alta Partners III, Inc., Jean Deleage, Alix Marduel, Farah Campsi, Edward Penhoet and Edward Hurwitz, are managing directors of Alta BioPharma Management III, LLC and managers of Alta Embarcadero BioPharma Partners III, LLC.  These individuals may be deemed to share dispositive and voting power over the shares held by the Alta Funds.  Each of these individuals disclaims beneficial ownership of such shares, except to the extent of his or her pecuniary interest therein.  The address of Alta Partners III, Inc. and its affiliates is One Embarcadero Center, 37th Floor, San Francisco, California 94111.

(4)
Includes (i) 9,091 shares of our common stock held by Bay City Capital LLC, a Delaware limited liability company, or BCC, (ii) 653,873 shares of our Series A preferred stock and 6,538,730 shares of common stock issuable upon exercise of warrants outstanding held by Bay City Capital Fund V, L.P., or Fund V, and (iii) 12,460 shares of our Series A preferred stock and 124,600 shares of common stock issuable upon exercise of warrants outstanding held by Bay City Capital Fund V Co-Investment Fund, L.P., or Co-Investment V.  BCC is the manager of Bay City Capital Management V, LLC, a Delaware limited liability company, or Management V. Management V is the general partner of Fund V and Co-Investment V. BCC is also an advisor to Fund V and Co-Investment V. Dayton Misfeldt is a partner of BCC. The address of the principal business and office of Bay City Capital and its affiliates is 750 Battery Street, Suite 400, San Francisco, California 94111.

(5)
Biogen Idec MA, Inc., a Massachusetts corporation, is a wholly owned subsidiary of Biogen Idec Inc., a biotechnology company.  James C. Mullen, Bruce R. Ross and Peter N. Kellogg are the directors and executive officers of Biogen Idec MA, Inc.  These individuals may be deemed to share dispositive and voting power over the shares which are, or may be, deemed to be beneficially owned by Biogen Idec MA, Inc.  Each of these individuals disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein.

(6)
Includes 166,583 shares of our Series A preferred stock and 1,665,830 shares of common stock issuable upon the exercise of warrants outstanding owned by Caxton Advantages Life Sciences Fund, L.P. (“Caxton”).  The principal address for Caxton is c/o Caxton Advantage Venture Partners, L.P., 500 Park Avenue, 9th Floor, New York, New York 10022.

(7)
Includes (i) 175,775 shares of our common stock held by EMA Partners Fund 2000, L.P., or EMA Partners, (ii) 233,004 shares of our common stock held by EMA Private Equity Fund 2000, L.P., or EMA Private, (iii) 654,387 shares of our common stock held by Credit Suisse First Boston Equity Partners (Bermuda), L.P., CSFB Bermuda, (iv) 2,341,061 shares of our common stock held by Credit Suisse First Boston Equity Partners, L.P., or CSFB-EP, and (v) 2,263 shares of our common stock held by Credit Suisse First Boston U.S. Executive Advisors, L.P., or CSFB U.S.  Credit Suisse First Boston Advisory Partners, LLC, or CSFB Advisory, manages the investments of CSFB-EP, CSFB Bermuda and CSFB U.S.  EMA Partners and EMA Private each must invest in and dispose of its portfolio securities simultaneously with CSFB-EP on a pro rata basis.  CFSB Advisory may be deemed to have dispositive and voting power over the shares held by CSFB-EP, CSFB Bermuda, CSFB U.S., EMA Partners and EMA Private.  Credit Suisse Group, through a wholly owned subsidiary, is a parent of CSFB Advisory, and may be deemed to have dispositive and voting power over the shares held by CSFB-EP, CSFB Bermuda, CSFB U.S., EMA Partners and EMA Private.  Credit Suisse Group disclaims beneficial ownership of the shares owned by such investment partnerships.  The address of Credit Suisse First Boston and its affiliates is Eleven Madison Avenue, New York, New York 10010.

(8)
Includes (i) 1,077,262 shares of our common stock and 305,314 shares of common stock issuable upon exercise of warrants outstanding held by Deerfield Special Situations Fund International, Ltd., and (ii) 587,748 shares of our common stock and 177,778 shares of common stock issuable upon exercise of warrants outstanding held by Deerfield Special Situations Fund, L.P.  James Flynn, investment manager of each of Deerfield International Limited, Deerfield Partners, L.P., Deerfield Special Situations Fund International, Ltd. and Deerfield Special Situations Fund, L.P. has dispositive and voting power over the shares owned by these funds. All such warrants are immediately exercisable.  Mr. Flynn disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein.  The address of Deerfield and its affiliates is 780 Third Avenue, 37th Floor, New York, New York 10017.

(9)
Fidelity Management & Research Company, or Fidelity, a wholly owned subsidiary of FMR LLC, or FMR, and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 3,156,200 shares of our common stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940, as amended, or the Investment Company Act.  The ownership of one investment company, Fidelity Growth Company Fund, or Fidelity Growth, amounted to 3,156,200 shares of the common stock outstanding.  Edward C. Johnson 3d and FMR, through its control of Fidelity Growth and the funds, each has sole power to dispose of the 3,156,200 shares owned by the funds. Members of the family of Edward C. Johnson 3d, Chairman of FMR, are the predominant owners, directly or through trusts, of shares of Series B voting common stock of FMR, representing approximately 49% of the voting power of FMR. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all shares of Series B voting common stock will be voted in accordance with the majority vote of shares of Series B voting common stock. Accordingly, through their ownership of voting common stock and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act, to form a controlling group with respect to FMR.  Neither FMR nor Edward C. Johnson 3d, Chairman of FMR, has the sole power to vote or direct the voting of the shares owned directly by the funds, which power resides with the funds’ boards of trustees.  Fidelity carries out the voting of the shares under written guidelines established by the Board of Trustees of the Fidelity entities described above.  The address of Fidelity is 82 Devonshire Street, Boston, Massachusetts 02109.

(10)
Includes 666,333 shares of our  Series A preferred stock and 6,663,330 shares of common stock issuable upon the exercise of warrants outstanding owned by Growth Equity Opportunities Fund, LLC, or GEO.  The sole member of GEO is New Enterprise Associates 12, Limited Partnership, or NEA 12. NEA Partners 12, Limited Partnership, or NEA Partners 12, is the general partner of NEA 12 and NEA 12 GP, LLC, or NEA 12 GP, and Michael James Barrett, Peter J. Barris, Forest Baskett, Ryan D. Drant, Patrick J. Kerins, Krishna Kolluri, C. Richard Kramlich, Charles M. Linehan, Charles W. Newhall III, Mark W. Perry, Scott D. Sandell and Eugene A. Trainor III, collectively, the Managers, are the individual managers of NEA 12 GP, GEO, NEA 12, NEA Partners 12 and NEA 12 GP.  Each of the above named entities and persons, except GEO, disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein, if any.  The address for GEO is 119 St. Paul Street, Baltimore, Maryland 21202.

(11)
Includes (i) 1,000,000 shares of our common stock, 139,930 shares of our Series A preferred stock and 1,399,300 shares of common stock issuable upon the exercise of warrants outstanding owned by Nexus Gemini, L.P., or Gemini, (ii) 508,051 shares of our common stock owned by Merlin Nexus II L.P., or Nexus II, and (iii) 199,900 shares of our Series A preferred stock and 1,999,000 shares of common stock issuable upon the exercise of warrants outstanding owned by Merlin Nexus III, L.P. (“Nexus III”). Merlin BioMed Private Equity Advisors, LLC, a Delaware limited liability company, or Merlin, is the investment adviser to Gemini, Nexus II and Nexus III.  Dominique Semon is the controlling principal and chief investment officer of Merlin.  Merlin and Mr. Semon share voting power and dispositive power over the shares held by Gemini, Nexus II and Nexus III.  The principal address for Merlin and it affiliates is 230 Park Avenue, Suite 928, New York, New York 10169.

(12)
Includes 333,166 shares of our Series A preferred stock and 3,331,660 shares of common stock issuable upon the exercise of warrants outstanding owned by ONC General Partner Limited (“ONC”).  The principal address for ONC is 26 New Street, St. Helier, Jersey, Channel Islands JE4 8PP.

(13)
Includes (i) 467,380 shares of our common stock, 54,639 shares of our Series A preferred stock and 546,390 shares of common stock issuable upon the exercise of warrants held by Venrock Associates, (ii) 649,955 shares of our common stock, 78,627 shares of our Series A preferred stock and 786,270 shares of common stock issuable upon the exercise of warrants held by Venrock Associates II, L.P., and (iii) 24,409 shares of our common stock held by Venrock Entrepreneur’s Fund, L.P.  Dr. Evnin, Michael C. Brooks, Eric S. Copeland, Bryan E. Roberts, Ray A. Rothrock, Michael F. Tyrrell and Anthony Sun are the general partners of Venrock Associates and Venrock Associates II, L.P.  These individuals may be deemed to share dispositive and voting power over the shares which are, or may be, deemed to be beneficially owned by Venrock Associates and Venrock Associates II, L.P.  Each of these individuals disclaims beneficial ownership of these shares, except to the extent of his or her pecuniary interest therein.  The general partner of Venrock Entrepreneurs Fund, L.P. is Venrock Management LLC.  Dr. Evnin, Michael C. Brooks, Eric S. Copeland, Bryan E. Roberts, Ray A. Rothrock, Michael F. Tyrrell and Anthony Sun are the members of Venrock Management LLC.  These individuals may be deemed to share dispositive and voting power over the shares which are, or may be, deemed to be beneficially owned by Venrock Entrepreneurs Fund, L.P.  Dr. Evnin disclaims beneficial ownership of the shares held by the above-referenced entities, except to the extent of his pecuniary interest therein.  The principal address for the Venrock Associates and its affiliates is 530 Fifth Avenue, 22nd Floor, New York, New York 10036.

(14)
Includes 199,900 shares of our Series A preferred stock and 1,999,000 shares of common stock issuable upon the exercise of warrants outstanding owned by Vision Opportunity Master Fund, Ltd., a Cayman Islands company, or the Vision Fund.  Vision Capital Advisors, LLC, a Delaware limited liability company, is the investment manager of the Vision Fund and Adam Benowitz is the Managing Member of the investment manager.  The Vision Fund directly beneficially owns all of the shares reported in this table.  Mr. Benowitz and the investment manager may be deemed to share with the Vision Fund voting and dispositive power with respect to such shares.  The principal address of the Vision Fund is c/o Citi Hedge Fund Services (Cayman) Limited, P.O. Box 1748, Cayman Corporate Centre, 27 Hospital Road, 5th Floor, Grand Cayman KY1-1109, Cayman Islands.

(15)
Includes (i) 4,183,939 shares of our common stock and 228,261 shares of common stock issuable upon exercise of warrants outstanding held by Warburg, Pincus Equity Partners, L.P., or WPEP, (ii) 109,214 shares of our common stock and 12,077 shares of common stock issuable upon exercise of warrants outstanding held by Warburg, Pincus Netherlands Equity Partners I, C.V., or WP Netherlands I, and (iii) 10,922 shares of our common stock and 1,208 shares of common stock issuable upon exercise of warrants outstanding held by Warburg, Pincus Netherlands Equity Partners III, C.V., or WP Netherlands III. Warburg Pincus Partners, LLC, a subsidiary of Warburg, Pincus & Co., is the sole general partner of WPEP, WP Netherlands I and WP Netherlands III.  Warburg Pincus LLC manages WPEP, WP Netherlands I and WP Netherlands III.  Mr. Leff is a Partner of Warburg Pincus & Co. and a Member and Managing Director of Warburg Pincus LLC.  Charles R. Kaye and Joseph P. Landy are Managing General Partners of Warburg, Pincus & Co. and Managing Members and Co-Presidents of Warburg Pincus LLC.  Messrs. Kay, Landy and Leff may be deemed to have an indirect pecuniary interest in an indeterminate portion of the shares held by the Warburg Pincus entities.  Each of these individuals disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein.  The address of Warburg Pincus and its affiliates is 466 Lexington Avenue, New York, New York 10017.

(16)
Includes 11,765 shares of our common stock held by family members of  Dr. Young.  Dr. Young disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein.  Also includes options held by Dr. Young to purchase 156,873 shares of common stock that are exercisable within 60 days of April 10, 2009.

(17)
Includes options held by Mr. Swisher to purchase 615,941 shares of our common stock that are exercisable within 60 days of April 10, 2009.  Also includes 13,326 shares of our Series A preferred stock and 133,260 shares of common stock issuable upon the exercise of warrants outstanding that are held in the Swisher Revocable Trust for which Mr. Swisher is the trustee.

(18)
Includes options held by Mr. Bjerkholt to purchase 273,187 shares of our common stock exercisable within 60 days of April 10, 2009.  Also includes 6,663 shares of our Series A preferred stock and 66,630 shares of common stock issuable upon the exercise of warrants outstanding that are held in the Bjerkholt/Hahn Family Trust for which Mr. Bjerkholt is the trustee.

(19)	Includes options held by Ms. Pierce to purchase 145,156 shares of our common stock exercisable within 60 days of April 10, 2009.

(20)	Includes options held by Dr. Adelman to purchase 258,896 shares of our common stock exercisable within 60 days of April 10, 2009.

(21)	Includes options held by Dr. McDowell to purchase 162,878 shares of our common stock exercisable within 60 days of April 10, 2009.

(22)	Includes options held by Mr. Fust to purchase 60,000 shares of our common stock exercisable within 60 days of April 10, 2009.

(23)	Includes options held by Dr. Pearce to purchase 50,000 shares of our common stock exercisable within 60 days of April 10, 2009.

(24)	Includes options held by Dr. Stump to purchase 50,000 shares of our common stock exercisable within 60 days of April 10, 2009.

(25)
Includes the shares of our common stock, Series A preferred stock and shares of common stock issuable upon the exercise of warrants outstanding detailed in Note (4) above held by the entities affiliated with BCC.  Mr. Misfeldt is a partner of BCC.  BCC is the manager of Management V.  Management V, the general partner of Fund V and Co-Investment V, has sole voting and dispositive power with respect to the securities held by Fund V and Co-Investment V.  BCC, as the manager of Management V, is also an advisor to Fund V and Co-Investment V and has sole voting and dispositive power with respect to the securities held by Fund V and Co-Investment V. The address for Mr. Misfeldt is c/o Bay City Capital, 750 Battery Street, Suite 400, San Francisco, California 94111.

(26)
Includes the shares of common stock, Series A preferred stock and shares of common stock issuable upon the exercise of warrants outstanding detailed in Note (3) above held by the entities affiliated with Alta Partners.  Mr. Hurwitz is a principal of Alta Partners III, Inc., one of the managing directors of Alta BioPharma Management III, LLC, and a manager of Alta Embarcadero BioPharma Partners III, LLC.  He may be deemed to share dispositve and voting power over the shares held by the Alta Funds.  Mr. Hurwitz disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.  The address of Mr. Hurwitz is c/o Alta Partners III, Inc., One Embarcadero Center, 37th Floor, San Francisco, California 94111.

OTHER INFORMATION

Stockholder Proposals for Inclusion in our 2010 Proxy Statement

Our stockholders may submit proposals on matters appropriate for stockholder action at meetings of our stockholders in accordance with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials relating to the 2010 annual meeting of stockholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by us no later than January 19, 2010. However, if our 2010 annual meeting of stockholders is not held between May 19, 2010 and July 18, 2010, then the deadline will be a reasonable time prior to the time we begin to print and mail our proxy materials. Such proposals should be submitted to our Corporate Secretary at Sunesis Pharmaceuticals, Inc., 395 Oyster Point Boulevard, Suite 400, South San Francisco, California 94080.

Our bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals, not included in our proxy statement, to be brought before an annual meeting of stockholders. In general, notice must be received in writing by our Corporate Secretary at Sunesis Pharmaceuticals, Inc., 395 Oyster Point Boulevard, Suite 400, South San Francisco, California 94080 not less than 120 days before the one year anniversary of the date on which we first mailed our proxy statement to stockholders in connection with the previous year’s annual meeting of stockholders and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. Therefore, to be presented at our 2010 annual meeting, such a proposal must be received by us on or before January 19, 2010. If the date of the annual meeting is before May 19, 2010 or after July 18, 2010, our Corporate Secretary must receive such notice no later than the close of business on the later of 120 calendar days in advance of such annual meeting and 10 calendar days following the date on which public announcement of the date of such meeting is first made. We also advise you to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. The chairman of the 2010 annual meeting of stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting. In addition, if you do not also comply with the requirements of Regulation 14A under the Exchange Act, our management will have discretionary authority to vote all shares for which it has proxies in opposition to any such stockholder proposal or director nomination.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report in the future, you may write or call either our (i) Investor Relations Department at Sunesis Pharmaceuticals, Inc., 395 Oyster Point Boulevard, Suite 400, South San Francisco, California 94080, Attention: Eric H. Bjerkholt, Senior Vice President, Corporate Development and Finance, Chief Financial Officer and Corporate Secretary, telephone: (650) 266-3500, or (ii) the transfer agent for our common stock, American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10007, telephone: (877) 777-0800. You will be removed from the householding program within 30 days of receipt of the revocation of your consent.

OTHER MATTERS

Other Matters at the Annual Meeting

The Board knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board may recommend.

By Order of the Board of Directors,

Eric H. Bjerkholt
Senior Vice President, Corporate Development and Finance, Chief Financial Officer and Corporate Secretary

May 20, 2009

OUR AUDITED CONSOLIDATED FINANCIAL STATEMENTS, MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS, AND SUPPLEMENTARY FINANCIAL INFORMATION ARE INCORPORATED BY REFERENCE FROM OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2008, WHICH WAS FILED WITH THE SEC ON APRIL 3, 2009 AND AMENDED BY OUR ANNUAL REPORT ON FORM 10-K/A, WHICH WAS FILED WITH THE SEC ON APRIL 30, 2009. A COPY OF EACH OF THESE REPORTS IS BEING MAILED TO STOCKHOLDERS IN CONNECTION WITH THIS PROXY SOLICITATION. WE WILL FURNISH WITHOUT CHARGE, UPON WRITTEN REQUEST OF ANY STOCKHOLDER, A COPY OF OUR ANNUAL REPORT ON FORM 10-K AND FORM 10-K/A AND WE WILL PROVIDE COPIES OF THE EXHIBITS TO OUR ANNUAL REPORT ON FORM 10-K AND FORM 10-K/A IF SPECIFICALLY REQUESTED. PLEASE ADDRESS ALL SUCH REQUESTS TO OUR INVESTOR RELATIONS DEPARTMENT AT SUNESIS PHARMACEUTICALS, INC., 395 OYSTER POINT BOULEVARD, SUITE 400, SOUTH SAN FRANCISCO, CALIFORNIA 94080, ATTENTION: ERIC H. BJERKHOLT, SR. VICE PRESIDENT, CORPORATE DEVELOPMENT AND FINANCE, CHIEF FINANCIAL OFFICER AND CORPORATE SECRETARY BY TELEPHONE TO: (650) 266-3717, OR BY E-MAIL TO: BJERKHOLT@SUNESIS.COM ..

Annex A

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of March 31, 2009, by and among Sunesis Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

RECITALS

A.           The Company and each Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act.

B.           The Company has authorized, upon the terms and conditions stated in this Agreement, (i) the sale and issuance of up to fifteen million dollars ($15,000,000) of units of the Company (each of which shall be referred to herein as a “Unit” and collectively as the “Units”), with each Unit consisting of (A) one share of the Series A Preferred Stock of the Company, par value $0.0001 per share (the “Preferred Stock”), and (B) one warrant (as amended, modified, restated or supplemented from time to time, each, a “Warrant,” and collectively, the “Warrants”) to purchase ten (10) shares of the common stock of the Company, par value $0.0001 per share (the “Common Stock”); and (ii) the sale and issuance of $28,500,000 of Common Stock at the Common Equity Closing (as hereinafter defined). Each share of Preferred Stock shall initially be convertible into ten (10) shares of Common Stock (collectively, the “Conversion Shares”), subject to adjustment in accordance with the terms of the Certificate of Designation (as hereinafter defined).  Each Purchaser’s subscription amount for each closing is as set forth on Schedule I hereto.

C.           The Company has adopted the Certificate of Designation (the “Certificate of Designation”) in substantially the form attached hereto as Exhibit A which, among other matters, establishes the rights, preferences and privileges of the Preferred Stock.

D.           At the First Unit Closing (as hereinafter defined), each Purchaser, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, the number of Units as hereafter determined, with each Unit consisting of (i) one share of Preferred Stock (each a “Unit Share,” collectively, the “Unit Shares”), and (ii) a Warrant to purchase ten (10) shares of Common Stock (such amount being referred to herein as the “Warrant Ratio”) in substantially the form attached hereto as Exhibit B.  The shares of Common Stock issuable upon exercise of the Warrants, including, without limitation, all shares issuable as a result of any adjustments pursuant to Section 4 and Section 6 of the Warrants, are referred to herein as the “Warrant Shares.”

E.           At the Second Unit Closing (as hereinafter defined), if any, each Purchaser, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, the number of Units as hereafter determined, with each Unit consisting of (i) one Unit Share and (ii) a Warrant to purchase ten (10) shares of Common Stock.

.

F.           At the Common Equity Closing (as hereinafter defined), if any, each Purchaser, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, the number of shares of Common Stock as hereafter determined.

G.           At the First Unit Closing, the parties hereto shall execute and deliver an Investor Rights Agreement, in substantially the form attached hereto as Exhibit C (as amended, modified, restated or supplemented from time to time, the “Investor Rights Agreement”), pursuant to which, among other things, the Company will agree to provide certain registration rights with respect to the Conversion Shares, the Warrant Shares and the Common Equity Shares (as hereinafter defined) under the Securities Act and the rules and regulations promulgated thereunder and applicable state securities laws and will agree to provide certain other rights to the Purchasers.

AGREEMENT

NOW, THEREFORE, IN CONSIDERATION of the mutual agreements, representations, warranties and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

ARTICLE I.
DEFINITIONS

1.1           Definitions.  In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 144.  With respect to a Purchaser that is an entity, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Aggregate Common Equity Closing Subscription Amount” means $28,500,000.

“Agreement” shall have the meaning set forth in the Preamble to this Agreement.

“Alternative Common Stock Financing” means the issuance of shares of Common Stock with gross proceeds to the Company of at least an amount equal to $30,000,000 and at a per share purchase price equal to or greater than the Common Per Share Purchase Price.

 “Board” means the Board of Directors of the Company.

“Board Recommendation” has the meaning set forth in Section 4.11(f).

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“California Courts” means the state and federal courts sitting in the County of San Francisco, State of California.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Capital Stock” means all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock.

“Cash” means unrestricted cash, unrestricted cash equivalents and unrestricted marketable securities.

“Cash Balance Notice” means a written notice delivered by the Company to the Lead Purchasers setting forth the Company’s Cash balance as of a given date, certified by the Company’s Chief Financial Officer.

“Certificate of Designation” has the meaning set forth in the Recitals to this Agreement.

“Change in Recommendation” has the meaning set forth in Section 4.11(d).

“Charter Amendment” has the meaning set forth in Section 5.5(f).

“Closing” means the First Unit Closing, the Second Unit Closing or the Common Equity Closing, as the context may require.

“Closing Bid Price” means, for any security as of any date, the last closing price for such security on the Principal Trading Market, as reported by Bloomberg, or, if the Principal Trading Market begins to operate on an extended hours basis and does not designate the closing bid price, then the last bid price of such security prior to 4:00 p.m., Eastern Time, as reported by Bloomberg, or, if the Principal Trading Market is not the principal securities exchange or trading market for such security, the last closing price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as determined in good faith by the Board, in its sole discretion. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

“Commission” has the meaning set forth in the Recitals to this Agreement.

“Common Equity Closing” means the closing of the purchase by the Purchasers and sale by the Company to such Purchasers of the Common Equity Shares pursuant to this Agreement on the Common Equity Closing Date as provided in Section 2.1(a)(iii) hereof.

“Common Equity Closing Date” means the first (1st) Trading Day after the date on which the last to be satisfied or waived of the applicable conditions set forth in Sections 2.1(a)(iii), 2.2(c)-(e), 5.5 and 5.6, except for those conditions and deliveries that are to be made at the Common Equity Closing; provided, however, that the Common Equity Closing Date shall not occur prior to (i) the earlier of (X) the fifteenth (15th) Trading Day after the date on which the Majority Purchasers would have been required to have delivered a Non-Participation Notice pursuant to Section 2.1(a)(iii) of this Agreement in order for the Purchasers to be not required to participate in the Common Equity Closing and (Y) the fifteenth (15th) Trading Day after the date on which the Lead Purchasers deliver a Purchaser Put Notice pursuant to Section 2.1(a)(iii) of this Agreement, or (ii) the consummation of the Second Unit Closing if the Purchasers have previously delivered the Purchaser Second Unit Closing Notice (including delivery of such notice after delivery by the Company of the Company Election Notice and prior to the consummation of the Common Equity Closing).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.

“Common Equity Closing Notice” has the meaning set forth in Section 2.1(a)(iii).

“Common Equity Closing Subscription Amount” means with respect to each Purchaser, the aggregate amount to be paid for the Common Stock purchased hereunder at the Common Equity Closing as indicated on such Purchaser’s signature page to this Agreement next to the heading “Common Equity Closing Subscription Amount.”

“Common Equity Shares” means the aggregate number of shares of Common Stock derived by dividing (i) the aggregate dollar amount of the Common Equity Closing Subscription Amounts, by (ii) the Common Per Share Purchase Price, rounded down to the nearest whole share.

“Common Per Share Purchase Price” means, with respect to each share of Common Stock sold at the Common Equity Closing, an amount per share which shall equal $0.275.

“Common Stock” has the meaning set forth in the Recitals to this Agreement, and also includes any securities into which the Common Stock may hereafter be reclassified or changed.

“Company” shall have the meaning set forth in the Preamble to this Agreement.

“Company Counsel” means Cooley Godward Kronish LLP.

“Company Deliverables” means, collectively, the documents deliverable by the Company pursuant to Section 2.2.

“Company Election Notice” has the meaning set forth in Section 2.1(a)(iii).

“Company Second Unit Closing Notice” has the meaning set forth in Section 2.1(a)(ii).

“Company’s Knowledge” means with respect to any statement made to the knowledge of the Company, that the statement is based upon the actual knowledge of the executive officers of the Company having responsibility for the matter or matters that are the subject of the statement; provided, however, that such executive officers have conducted reasonable investigation and due inquiry of such matter or matters.

“Competing Transaction” has the meaning set forth in Section 4.11(a).

“Confidential Information” means trade secrets, confidential information and know-how (including but not limited to ideas, formulae, compositions, processes, procedures and techniques, research and development information, performance specifications, support documentation, drawings, specifications, designs, business and marketing plans, and supplier lists and related information).

“Control” (including the terms “controlling,” “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Conversion Shares” has the meaning set forth in the Recitals to this Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.

“DGCL” means the Delaware General Corporation Law.

“Disclosure Materials” has the meaning set forth in Section 3.1(g).

“Environmental Laws” has the meaning set forth in Section 3.1(p).

“Evaluation Date” has the meaning set forth in Section 3.1(v).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Execution Date” means the date first set forth above.

“FDA” has the meaning set forth in Section 3.1(x).

“Financing” has the meaning set forth in Section 7.16.

“First Unit Closing” means the closing of the purchase by the Purchasers and sale by the Company of Units to such Purchasers pursuant to this Agreement on the First Unit Closing Date as provided in Section 2.1(a)(i) hereof.

“First Unit Closing Date” means the first (1st) Trading Day after the date on which the last to be satisfied or waived of the applicable conditions set forth in Sections 2.1(a)(i), 2.2(a), (d) and (e), 5.1 and 5.2 shall have been satisfied or waived, except for those conditions and deliveries that are to be made at the First Unit Closing.

“First Unit Closing Subscription Amount” means with respect to each Purchaser, the aggregate amount to be paid for the Units purchased hereunder at the First Unit Closing as indicated on such Purchaser’s signature page to this Agreement next to the heading “First Unit Closing Subscription Amount.”

“GAAP” means U.S. generally accepted accounting principles.

“Governmental Authority” means any nation or government, any Federal, state, city, town, municipality, county, local or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Hazardous Materials” means (a) any element, compound or chemical that is defined, listed or otherwise classified as a contaminant, pollutant, toxic pollutant, toxic or hazardous substance, extremely hazardous substance or chemical, hazardous waste, special waste, or solid waste under Environmental Laws or that is likely to cause immediately, or at some future time, harm to or have an adverse effect on, the environment or risk to human health or safety, including any pollutant, contaminant, waste, hazardous waste, toxic substance or dangerous good which is defined or identified in any Environmental Law and which is present in the environment in such quantity or state that it contravenes any Environmental Law; (b) petroleum and its refined products; (c) polychlorinated biphenyls; (d) any substance exhibiting a hazardous waste characteristic, including corrosivity, ignitability, toxicity or reactivity as well as any radioactive or explosive materials; and (e) any raw materials, building components (including asbestos-containing materials) and manufactured products containing hazardous substances listed or classified as such under Environmental Laws.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4.

“Intellectual Property” means all of the following: (i) patents, patent applications, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice); (ii)  trademarks, service marks, trade dress, trade names, corporate names, logos, slogans and Internet domain names, together with all goodwill associated with each of the foregoing; (iii) copyrights and copyrightable works; and (iv) registrations, applications and renewals for any of the foregoing.

“Investor Rights Agreement” has the meaning set forth in the Recitals to this Agreement.

“IRC” means the Internal Revenue Code of 1986, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Irrevocable Transfer Agent Instructions” has the meaning set forth in Section 4.1(d).

“Lead Purchasers” means the Purchasers who are affiliated with Alta BioPharma Partners III, L.P. and the Purchasers who are affiliated with Bay City Capital, L.P.

“Legal Restraint” has the meaning set forth in Section 5.1(c).

“Lien” means any mortgage, deed of trust, lien, charge, claim, encumbrance, security interest, right of first refusal, preemptive right or other restrictions of any kind.

“Majority Purchaser Second Unit Closing Notice” has the meaning set forth in Section 2.1(a)(ii).

“Majority Purchasers” means the Purchasers holding a majority-in-interest of the Unit Shares issued pursuant to the terms of this Agreement.

“Material Adverse Effect” on or with respect to the Company means any state of facts, change, development, event, effect, condition, occurrence, action or omission (each, an “Event”) that, individually or in the aggregate, would reasonably be expected to result in a material adverse effect on the business, financial condition or results of operations of the Company.

“Material Contract” means (i) any contract of the Company that has been filed, was required to have been filed, or is required to be filed but has not yet been filed, as an exhibit to the SEC Reports pursuant to Item 601(b)(4) or Item 601(b)(10) of Regulation S-K or (ii) any agreement or contract to which the Company is a party and involving the receipt or payment of amounts in the aggregate exceeding $200,000 per year, other than contracts entered into in the ordinary course of business in connection with the conduct of clinical trials.

“Minimum Aggregate Common Equity Subscription Amount” means $28,500,000.

“Non-Participation Notice” has the meaning set forth in Section 2.1(a)(iii).

“Permitted Liens” means (i) mechanics’, carriers’, or workmen’s, repairmen’s or similar Liens arising or incurred in the ordinary course of business, (ii) Liens for taxes, assessments and other governmental charges that are not due and payable or which may hereafter be paid without penalty or which are being contested in good faith by appropriate proceedings and (iii) other imperfections of title or encumbrances, if any, that do not, individually or in the aggregate, materially impair the use or value of the property to which they relate.

“Permits” has the meaning set forth in Section 3.1(m).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, Governmental Authority or any other form of entity not specifically listed herein.

“Placement Agent” means Jefferies & Company, Inc.

“Placement Agent Fees” has the meaning set forth in Section 3.1(z).

“Preferred Stock” has the meaning set forth in the Recitals to this Agreement.

“Preferred Stock Per Share Price” means $0.22.

“Press Release” has the meaning set forth in Section 4.6.

“Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the date of this Agreement, shall be The NASDAQ Global Market.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Proxy Statement” has the meaning set forth in Section 4.11(a).

“Purchaser” and “Purchasers” have the respective meanings set forth in the Preamble to this Agreement.

“Purchaser Deliverables” has the meaning set forth in Section 2.2(e).

“Purchaser Party” has the meaning set forth in Section 4.8.

“Purchaser Put Notice” means a written notice by the Lead Purchasers to the Company and all Purchasers, which shall be delivered if the Majority Purchasers elect to consummate the Common Equity Closing and shall set forth such election, delivered (i) at any time prior to January 8, 2010, (ii) on or before January 15, 2010, if a Cash Balance Notice is delivered no later than January 12, 2010 and such Cash Balance Notice reflects a Cash balance of less than $4.0 million as of January 8, 2010 or (iii) if a Cash Balance Notice delivered no later than January 12, 2010 sets forth the Company’s Cash balance as greater than $4.0 million as of January 8, 2010, at any time prior to the earlier of (A) December 31, 2010, (B) five (5) Trading Days following the delivery to the Lead Purchasers of a Cash Balance Notice reflecting a Cash balance of the Company of less than $4.0 million and (C) the closing of an Alternative Common Stock Financing.

“Purchaser Second Unit Closing Notice” has the meaning set forth in Section 2.1(a)(ii).

“Registration Statement” means a registration statement meeting the requirements set forth in the Investor Rights Agreement and covering the resale by the Purchasers of the Registrable Securities (as defined in the Investor Rights Agreement).

“Regulation D” has the meaning set forth in the Recitals to this Agreement.

“Required Approvals” has the meaning set forth in Section 3.1(f).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Second Closing Milestone” means the receipt by the Board, following a meeting or written interactions with the FDA, of a positive recommendation from at least a majority of the members of a five (5) person panel engaged by the Board that it would be reasonable to expect that (i) an [ * ] clinical trial in an acute myeloid leukemia (AML) population would be successful and sufficient for [ * ] approval of the Company’s voreloxin drug candidate by the FDA [ * ], (ii) the proceeds from the Second Unit Closing and the Common Equity Closing, assuming each were to take place, together with other Cash resources of the Company, would be sufficient to fund the [ * ] clinical trial and the Company’s other corporate, development and regulatory activities to support the submission of a New Drug Application (NDA) to the FDA for the marketing and sale of voreloxin to treat an identified portion of the AML population and (iii) if the NDA is approved, voreloxin would be a commercially viable drug.  The five (5) person panel shall be comprised of key opinion leaders with respect to the development and/or commercialization of drugs to treat AML or similar or related indications, [ * ]; the Company and the Majority Purchasers shall use commercially reasonable efforts to identify the members of the panel by no later than [ * ] or another date mutually agreed by the Majority Purchasers and the Company.

“Second Closing Units” has the meaning set forth in Section 2.1(a)(ii).

“SEC Reports” has the meaning set forth in Section 3.1(g).

“Second Unit Closing” means the closing of the purchase by the Purchasers and sale by the Company of the Units to such Purchasers pursuant to this Agreement on the Second Unit Closing Date as provided in Section 2.1(a)(ii) hereof.

“Second Unit Closing Date” means the first (1st) Trading Day after the date on which the last to be satisfied or waived of the conditions set forth in Sections 2.1(a)(ii), 2.2(b), (d) and (e), 5.3 and 5.4 shall have been satisfied or waived, except for those conditions and deliveries that are to be made at the Second Unit Closing; provided, however, that the Second Unit Closing Date shall not occur prior to the fifteenth (15th) Trading Day after the date on which a Company Second Unit Closing Notice, Purchaser Second Unit Closing Notice or Majority Purchaser Second Unit Closing Notice, as applicable, is validly delivered pursuant to this Agreement.

“Second Unit Closing Subscription Amount” means with respect to each Purchaser, the aggregate amount to be paid for the Units purchased hereunder at the Second Unit Closing as indicated on such Purchaser’s signature page to this Agreement next to the heading “Second Unit Closing Subscription Amount.”

“Secretary’s Certificate” has the meaning set forth in Section 2.2(d)(i).

“Securities” means, collectively, the Warrants and the Shares.

“Securities Act” has the meaning set forth in the Recitals to this Agreement.

“Shares” means, collectively, the Unit Shares, the Conversion Shares, the Warrant Shares and the Common Equity Shares.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7.

“Short Sales” include, without limitation, (i) all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and (ii) sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

“Stockholder Approval” means the approval from the Company’s stockholders of each of the Transaction Stockholder Approval Matters by the requisite vote of the Company’s stockholders at the Stockholders’ Meeting.

“Stockholder Approval Date” means the date on which each of the Transaction Stockholder Approval Matters has been approved by the requisite vote of the Company’s stockholders.

“Stockholders’ Meeting” has the meaning set forth in Section 4.11(a).

“Subsidiary” means, with respect to any Person at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity (i) the accounts of which would be consolidated with those of such Person in such Person’s consolidated financial statements if such financial statements were prepared in accordance with GAAP or (ii) of which more than 50% of (A) the outstanding Capital Stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such Person, (B) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (C) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such Person, and “Subsidiaries” mean, collectively, each Subsidiary with respect to any Person.

“Superior Proposal” means a bona fide proposal for a transaction that a majority of the Board determines, at a duly constituted meeting of the Board, in its reasonable good faith judgment (after consultation with its financial advisor) to be a transaction more favorable to the Company’s stockholders from a financial point of view than the transactions contemplated by this Agreement.

“Trading Affiliates” has the meaning set forth in Section 3.2(h).

“Trading Day” means (i) a day on which the Common Stock is listed or quoted and traded on its Principal Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported in the “pink sheets” by Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of The NASDAQ Global Select Market, The NASDAQ Global Market, The NASDAQ Capital Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction Documents” means this Agreement and the schedules and exhibits attached hereto, the Warrants, the Investor Rights Agreement and the schedules and exhibits attached thereto, the Certificate of Designation, the Irrevocable Transfer Agent Instructions and any other agreement, instrument, and other document executed and delivered pursuant hereto or thereto.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

8.

“Transaction Stockholder Approval Matters” has the meaning set forth in Section 4.11(a).

“Transfer Agent” means American Stock Transfer & Trust Company, or any successor transfer agent for the Company.

“Unit Purchase Price” means, with respect to the Units sold at the First Unit Closing or the Second Unit Closing, as applicable, $3.45 per Unit, which equals the sum of (i) $2.20 and (ii) $1.25, which represents a $0.125 purchase price for each Warrant Share.

“Units” has the meaning set forth in the Recitals to this Agreement.  Units will not be issued or certificated. The Unit Shares and Warrants are immediately separable and will be issued separately.

“Unit Share” and “Unit Shares” have the respective meaning set forth in the Recitals to this Agreement.

“Unrestricted Securities” has the meaning set forth in Section 4.1(c).

“Warrant” and “Warrants” have the respective meaning set forth in the Recitals to this Agreement.

“Warrant Exercise Cap” means the restrictions set forth in Section 2.3 of each of the Warrants.

“Warrant Exercise Price” means $0.22 per Warrant Share.

“Warrant Shares” has the meaning set forth in the Recitals to this Agreement.

“Warrant Ratio” has the meaning set forth in the Recitals to this Agreement.

ARTICLE II.
PURCHASE AND SALE

2.1           Closings, Delivery and Payment.

(a)           Purchase and Sale.  Subject to and upon the terms and conditions set forth in this Agreement, the Company shall issue and sell to the Purchasers, and the Purchasers shall purchase from the Company, the Units and the Common Equity Shares, if any, as applicable, as follows:

(i)           First Unit Closing.  At the First Unit Closing, the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, such number of Units equal to the quotient resulting from dividing (i) the First Unit Closing Subscription Amount for such Purchaser by (ii) the Unit Purchase Price, rounded down to the nearest whole Unit.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

9.

(ii)           Second Unit Closing.  Provided that the Stockholder Approval has been obtained, following (x) the satisfaction of the Second Closing Milestone and delivery by the Company of written notice to the Purchasers of the satisfaction thereof and the election by the Company to consummate the Second Unit Closing (the “CompanySecond Unit Closing Notice”), or (y) the delivery by the Majority Purchasers of written notice to the Company on or before the earliest of (A) December 31, 2009, (B) the consummation of the Common Equity Closing or (C) the consummation of an Alternate Common Stock Financing of the election on behalf of the Purchasers to consummate the Second Unit Closing (the “Purchaser Second Unit Closing Notice”), the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, such number of Units equal to the quotient resulting from dividing (i) the Second Unit Closing Subscription Amount for such Purchaser by (ii) the Unit Purchase Price, rounded down to the nearest whole Unit (the “Second Closing Units”); provided, however, that if the Company Second Unit Closing Notice has been delivered, but the Purchaser Second Unit Closing Notice has not been delivered, the Purchasers shall have no obligation to purchase the Second Closing Units if the average Closing Bid Price of the Common Stock over the five (5) Trading Days immediately preceding the delivery of the Company Second Unit Closing Notice is less than [ * ] unless within ten (10) Trading Days following the delivery of the Company Second Unit Closing Notice the Majority Purchasers provide the Company and the Purchasers with written notice of their election, on behalf of all Purchasers, to purchase the Second Closing Units (the “Majority Purchaser Second Unit Closing Notice”), provided that the Company may not deliver a Company Second Unit Closing Notice if, during the five (5) Trading Day period immediately preceding delivery thereof, the Company was not in compliance with the disclosure requirements of NASDAQ Marketplace Rule 4310(c)(16) (without regard to the first proviso thereof) and its SEC Reports, together with any press release publicly released, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The Company shall not be entitled to deliver the Company Second Unit Closing Notice at any time after the earliest of (AA) the consummation of the Common Equity Closing, (BB) the consummation of an Alternative Common Stock Financing or (CC) December 31, 2009.  The delivery of the Company Second Unit Closing Notice shall be in the sole discretion of the Board, and the delivery of the Purchaser Second Unit Closing Notice or Majority Purchaser Second Unit Closing Notice shall be in the sole discretion of the Majority Purchasers. For the avoidance of doubt, the Purchasers shall be permitted to deliver the Purchaser Second Unit Closing Notice after delivery by the Company of the Company Election Notice and prior to the consummation of the Common Equity Closing, in which case the consummation of the Common Equity Closing will not occur until after the consummation of the Second Unit Closing.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

10.

(iii)          Common Equity Closing.  Provided that the Stockholder Approval has been obtained, following the First Unit Closing and the earlier of (i) delivery by the Company of written notice to the Purchasers of the election by the Company to consummate the Common Equity Closing on or before the earlier of (A) the delivery of a Purchaser Put Notice, (B) the consummation of an Alternative Common Stock Financing and (C) December 31, 2010 (the “Company Election Notice”) and (ii) delivery by the Lead Purchasers of the Purchaser Put Notice (in the case of either (i) or (ii) above, the “Common Equity Closing Notice”), the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, such number of shares of Common Stock equal to the quotient resulting from dividing (i) the Common Equity Closing Subscription Amount for such Purchaser by (ii) the Common Per Share Purchase Price, rounded down to the nearest whole share (the “Pro Rata Share”); provided, however, that the Purchasers shall have no obligation to purchase the Common Equity Shares if the Majority Purchasers provide written notice to the Company within ten (10) Trading Days following the delivery of the Company Election Notice, that the Purchasers will not participate in the Common Equity Closing (the “Non-Participation Notice”) or if the gross amount to be received at the Common Equity Closing is less than the Minimum Aggregate Common Equity Subscription Amount, taking into account any agreement by a Purchaser to purchase more than its Pro Rata Share of the shares of Common Stock to be sold in the Common Equity Closing, and the Company is unable to secure additional purchasers, acceptable to the Lead Purchasers, to participate in the Common Equity Closing such that the Minimum Aggregate Common Equity Subscription Amount is met.  The delivery of the Company Election Notice shall be in the sole discretion of the Board, and the delivery of the Non-Participation Notice or the Common Equity Closing Notice shall be in the sole discretion of the Majority Purchasers.  There shall be no obligation on the part of the Majority Purchasers to elect to consummate the Common Equity Closing and, by extension, to cause the Lead Purchasers to deliver a Purchaser Put Notice, but if such Purchaser Put Notice is delivered, or a Non-Participation Notice is not timely delivered following a Common Equity Closing Notice, each Purchaser shall be obligated to purchase its Pro Rata Share of the shares of Common Stock to be sold in the Common Equity Closing, and if a Purchaser Put Notice is delivered, the Company shall be obligated to sell the shares of Common Stock to be sold in the Common Equity Closing.  In the event that any Purchaser does not satisfy the foregoing obligation, the other Purchasers shall have the right, but not the obligation, to purchase the Pro Rata Portion of such defaulting Purchaser.  Notwithstanding any other provision of this Agreement, in the event the Common Equity Closing is consummated, if any Purchaser fails to purchase its Pro Rata Share of Common Stock in such Common Equity Closing, then such Purchaser’s Preferred Stock shall automatically be converted into Common Stock in such amounts and on such terms as provided in Section 4(m) of the Certificate of Designation, which shall be the Company’s and each other Purchaser’s sole and exclusive remedy for such Purchaser’s failure to purchase its Pro Rata Share in the Common Equity Closing. No later than January 12, 2010, the Company shall deliver to the Lead Purchasers a Cash Balance Notice reflecting the Company’s Cash balance as of January 8, 2010 and, if such Cash Balance Notice sets forth the Company’s Cash balance as greater than $4.0 million as of January 8, 2010, the Lead Purchasers may request until such time as the Company delivers a Cash Balance Notice that sets forth the Company’s Cash balance as less than $4.0 million (in which case the Company shall promptly deliver such requested Cash Balance Notice, which shall be dated as of a recent practicable date), or the Company may elect to deliver one or more future Cash Balance Notice(s) at any time prior to the earlier of December 31, 2010 and the closing of an Alternative Common Stock Financing.

(b)           Closings.  Each of the First Unit Closing, the Second Unit Closing, if any, and the Common Equity Closing, if any, shall take place at the offices of Company Counsel, 3175 Hanover Street, Palo Alto, California 94304, on the First Unit Closing Date, Second Unit Closing Date and Common Equity Closing Date, respectively, or at such other locations or remotely by facsimile transmission or other electronic means as the parties may mutually agree.

(c)           Forms of Payment.

(i)           On the First Unit Closing Date, (x) each Purchaser shall pay to the Company its First Unit Closing Subscription Amount in United States dollars and in immediately available funds, by wire transfer to the Company’s account as set forth in instructions previously delivered to each Purchaser, (y) the Company shall deliver to each Purchaser one or more stock certificates, free and clear of all restrictive and other legends except as expressly provided in Section 4.1(b) hereof, evidencing the number of Unit Shares such Purchaser is acquiring at the First Unit Closing and (z) the Company shall issue to each Purchaser a Warrant pursuant to which such Purchaser shall have the right to acquire such number of Warrant Shares determined by multiplying the number of Unit Shares such Purchaser is acquiring at the First Unit Closing by the Warrant Ratio and rounding down to the nearest whole number, in the case of clauses (y) and (z), duly executed on behalf of the Company and registered in the name of such Purchaser as set forth on the Stock Certificate Questionnaire included as Exhibit D.  The Warrants issued and sold at the First Unit Closing shall have an exercise price equal to the Warrant Exercise Price.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

11.

(ii)           On the Second Unit Closing Date, if any, (x) each Purchaser shall pay to the Company its Second Unit Closing Subscription Amount, in United States dollars and in immediately available funds, by wire transfer to the Company’s account, as set forth in instructions delivered to each Purchaser not more than ten (10) nor less than three (3) Business Days prior to the Second Unit Closing Date, (y) the Company shall deliver to each Purchaser one or more stock certificates, free and clear of all restrictive and other legends except as expressly provided in Section 4.1(b) hereof, evidencing the number of Unit Shares such Purchaser is acquiring at the Second Unit Closing and (z) the Company shall issue to each Purchaser a Warrant pursuant to which such Purchaser shall have the right to acquire such number of Warrant Shares determined by multiplying the number of Unit Shares such Purchaser is acquiring at the Second Unit Closing by the Warrant Ratio and rounding down to the nearest whole number, in the case of clauses (y) and (z), duly executed on behalf of the Company and registered in the name of such Purchaser as set forth on the Stock Certificate Questionnaire included as Exhibit D.  The Warrants issued and sold at the Second Unit Closing shall have an exercise price equal to the Warrant Exercise Price.

(iii)          On the Common Equity Closing Date, if any, (x) each Purchaser shall pay to the Company its Common Equity Closing Subscription Amount, in United States dollars and in immediately available funds, by wire transfer to the Company’s account, as set forth in instructions delivered to each Purchaser not more than ten (10) nor less than three (3) Business Days prior to the Common Equity Closing Date, and (y) the Company shall irrevocably instruct the Transfer Agent to deliver to each Purchaser one or more stock certificates within three (3) Business Days after the Common Equity Closing Date, free and clear of all restrictive and other legends except as expressly provided in Section 4.1(b) hereof, evidencing the number of Common Equity Shares that such Purchaser is acquiring at the Common Equity Closing, and duly executed on behalf of the Company and registered in the name of such Purchaser as set forth on the Stock Certificate Questionnaire included as Exhibit D.

2.2           Closing Deliveries.

(a)           At the First Unit Closing, the Company shall issue, deliver or cause to be delivered to each of the Purchasers the following:

(i)           this Agreement and the Investor Rights Agreement, each duly executed by the Company;

(ii)          one or more stock certificates, as provided in Section 2.1(c)(i);

(iii)         a Warrant, as provided in Section 2.1(c)(i); and

(iv)         a legal opinion of Company Counsel, dated as of the First Unit Closing Date, and in the form attached hereto as Exhibit E-1, executed by such counsel and addressed to the Purchasers.

(b)           At the Second Unit Closing, the Company shall issue, deliver or cause to be delivered to each of the Purchasers, the following:

(i)           one or more stock certificates, as provided in Section 2.1(c)(ii);

(ii)          a Warrant, as provided in Section 2.1(c)(ii); and

(iii)         a legal opinion of Company Counsel, dated as of the Second Unit Closing Date, and in the form attached hereto as Exhibit E-1, executed by such counsel and addressed to the Purchasers.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

12.

(c)           At the Common Equity Closing, the Company shall issue, deliver or cause to be delivered to each of the Purchasers, the following:

(i)           a copy of irrevocable instructions to the Transfer Agent to deliver to each Purchaser one or more stock certificates, as provided in Section 2.1(c)(iii), with the original stock certificates delivered within three (3) Business Days of the Common Equity Closing; and

(ii)          a legal opinion of Company Counsel, dated as of the Common Equity Closing Date, and in the form attached hereto as Exhibit E-2, executed by such counsel and addressed to the Purchasers.

(d)           On or prior to each Closing, the Company shall issue, deliver or cause to be delivered to each of the Purchasers, the following:

(i)           a certificate of the Secretary of the Company (the “Secretary’s Certificate”), dated as of the First Unit Closing Date, Second Unit Closing Date or Common Equity Closing Date, as applicable, (a) certifying the resolutions adopted by the Board or a duly authorized committee thereof approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities to be issued at such Closing and that such resolutions remain in full force and effect, (b) with respect to the Second Unit Closing and the Common Equity Closing, certifying the resolutions adopted by the stockholders of the Company approving the issuance of the Securities to be issued at the Second Unit Closing or the Common Equity Closing, as applicable, (c) certifying the current versions of the Company’s certificate of incorporation (including any certificates of designation) and bylaws, each as amended, and (d) certifying as to the signatures and authority of Persons signing the Transaction Documents and related documents on behalf of the Company, in the form attached hereto as Exhibit G;

(ii)          the Compliance Certificate referred to in Section 5.1(g), Section 5.3(h), or Section 5.5(i), as applicable;

(iii)         a certificate evidencing the formation and good standing of the Company issued by the Secretary of State of the State of Delaware, as of a date within three (3) Trading Days of the First Unit Closing Date, Second Unit Closing Date or Common Equity Closing Date, as applicable;

(iv)         a certificate evidencing the Company’s qualification as a foreign corporation and good standing issued by each state where the Company is qualified to do business as a foreign corporation, as of a date within three (3) Trading Days of the First Unit Closing Date, Second Unit Closing Date or Common Equity Closing Date, as applicable; and

(v)          a certified copy of (i) the Company’s current certificate of incorporation, and any amendments and certificates of designation thereto, as certified by the Secretary of State of the State of Delaware as of a date within three (3) Trading Days of the First Unit Closing Date, Second Unit Closing Date or Common Equity Closing Date, as applicable.

(e)           On or prior to each applicable Closing, each Purchaser shall deliver or cause to be delivered to the Company the following, as applicable (the “Purchaser Deliverables”):

(i)           on or prior the First Unit Closing, this Agreement and the Investor Rights Agreement, each duly executed by such Purchaser;

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

13.

(ii)           on or prior to the First Unit Closing, a fully completed and duly executed Stock Certificate Questionnaire in the form attached hereto as Exhibit D.

(iii)          with respect to the First Unit Closing, such Purchaser’s First Unit Closing Subscription Amount, in United States dollars and in immediately available funds, by wire transfer to the Company’s account as previously delivered to each Purchaser in accordance with Section 2.1(c)(i) prior to the First Unit Closing;

(iv)          with respect to the Second Unit Closing, such Purchaser’s Second Unit Closing Subscription Amount, in United States dollars and in immediately available funds, by wire transfer to the Company’s account as previously delivered to each Purchaser in accordance with Section 2.1(c)(ii) prior to the Second Unit Closing; and

(v)          with respect to the Common Equity Closing, such Purchaser’s Common Equity Closing Subscription Amount, in United States dollars and in immediately available funds, by wire transfer to the Company’s account as previously delivered to each Purchaser in accordance with Section 2.1(c)(iii) prior to the Common Equity Closing.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1          Representations and Warranties of the Company.  The Company hereby represents and warrants as of the date hereof and as of the First Unit Closing Date, the Second Unit Closing Date and the Common Equity Closing Date, as applicable (except for the representations and warranties that speak as of a specific date, which shall be made as of such date), to each of the Purchasers that, except as otherwise set forth in the Schedules delivered herewith or at the applicable Closing:

(a)           Organization, Good Standing and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as described in the SEC Reports and to own its properties.  The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification necessary, except where the failure to so qualify, individually or in the aggregate, would not have a Material Adverse Effect.  To the Company’s Knowledge, no proceeding has been instituted in any jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail, such power and authority or qualification. The Company’s sole Subsidiary is Sunesis Europe Limited, a United Kingdom company, which is a non-operating company with de minimis assets and liabilities and no business operations.

(b)          Authorization.  The Company has full corporate power and authority and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of the Transaction Documents, (ii) the authorization of the performance of all obligations of the Company hereunder or thereunder and (iii) the authorization, issuance, sale and delivery of the Securities in accordance with Section 4.3 hereof, except for the Required Approvals.

(c)           Valid Agreements.  The Transaction Documents constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

14.

(d)           Capitalization.  The authorized Capital Stock of the Company consists of: (i) 100,000,000 shares of Common Stock, of which 34,409,768 shares are outstanding on the Execution Date and (ii) 5,000,000 shares of preferred stock, of which no shares are outstanding on the Execution Date.  All of the issued and outstanding shares of the Company’s Capital Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights.  Except for (i) options to purchase Common Stock or other equity awards issued to employees, members of the Board and consultants of the Company pursuant to the equity incentive plans disclosed in the SEC Reports and (ii) outstanding warrants disclosed in the SEC Reports, there are no existing options, warrants, calls, preemptive (or similar) rights, subscriptions or other rights, agreements, arrangements or commitments of any character obligating the Company to issue, transfer or sell, or cause to be issued, transferred or sold, any shares of the Capital Stock of the Company or other equity interests in the Company or any securities convertible into or exchangeable for such shares of Capital Stock or other equity interests, and there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of its Capital Stock or other equity interests.  Except as provided in the Investor Rights Agreement and that certain Eighth Amended and Restated Investor Rights Agreement, dated August 30, 2004, as amended, no Person has the right to require the Company to register any securities of the Company under the Securities Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person.  The issue and sale of the Securities will not result in the right of any holder of Company securities to adjust the exercise, conversion or exchange price under such securities.

(e)           Valid Issuance.  The Securities have been duly and validly authorized and, when issued and paid for pursuant to this Agreement, and with respect to the Warrant Shares, when issued and paid for pursuant to the Warrants, will be validly issued, fully paid and nonassessable, and will be free of encumbrances and restrictions (other than those created by the Purchasers), except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws.

(f)            Consents.  The Company is not required to obtain any approval, consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any Governmental Authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents (including the issuance of the Securities), other than (i) the filing with the Commission of one or more Registration Statements in accordance with the requirements of the Investor Rights Agreement, (ii) filings required by applicable state and federal securities laws, (iii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, (iv) the filing of any requisite notices and/or application(s) to the Principal Trading Market for the issuance and sale of the Securities, and the listing of the Common Stock for trading or quotation, as the case may be, thereon in the time and manner required thereby, (v) the filing of the Certificate of Designation with the Secretary of State of the State of Delaware, (vi) those that have been made or obtained prior to the date hereof, (vii) the consent of the holders of a majority of the Registrable Securities (as such term is defined in that certain Eighth Amended and Restated Investor Rights Agreement, dated August 30, 2004, by and among the Company and the investors identified on Exhibit A thereto), which has been obtained prior to the date hereof, and (viii) the Stockholder Approval (collectively, the “Required Approvals”).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

15.

(g)           SEC Reports.  The Company has filed all proxy statements, reports and other documents required to be filed by it under the Exchange Act.  The Company has made available to the Purchasers, through the Commission’s EDGAR system, true and complete copies of (a) the Company’s most recent Annual Report on Form 10-K, (b) the Company’s Quarterly Reports on Form 10-Q for the quarters ended subsequent to the period covered by such Annual Report, including all exhibits thereto and documents incorporated by reference therein, and (c) any other statement, report (including, without limitation, Current Reports on Form 8-K), registration statement or definitive proxy statement filed by the Company with the Commission during the period commencing subsequent to the period covered by such Annual Report (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports” and together with this Agreement and the Schedules to this Agreement (if any), the “Disclosure Materials”).  The Company is not aware of any event that requires the filing of a Current Report on Form 8-K that has not been filed.  The Company has filed as an exhibit to an SEC Report all documents required to be filed by Item 601 of Regulation S-K prior to the date of this Agreement.  As of their respective filing dates, except to the extent corrected by a subsequent restatement or amendment or superceded by a subsequent filing, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  As of the date of this Agreement, the Company satisfies the registrant requirements set forth in General Instruction 1.A. to Form S-3 for the use of a Registration Statement on Form S-3.

(h)           Use of Proceeds.  The net proceeds of the sale of the Securities hereunder shall be used by the Company for working capital and general corporate purposes.

(i)            No Material Adverse Change.  Between September 30, 2008 and the date of this Agreement, except as disclosed in the SEC Reports or in the draft audited financial statements for the fiscal year ended December 31, 2008 made available to the Purchasers prior to the execution of this Agreement, there has not been:

(i) any material change in the consolidated assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008;

(ii) any declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the Capital Stock of the Company, or any redemption or repurchase of any securities of the Company (other than in connection with a termination of employment);

(iii) any material damage, destruction or loss to any assets or properties of the Company;

(iv) any waiver, not in the ordinary course of business, by the Company of a material right or of a material debt owed to it;

(v) any change or amendment to the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, or change to any Material Contract or arrangement by which the Company is bound or to which its assets or properties is subject;

(vi) any transaction entered into by the Company other than in the ordinary course of business;

(viii) the loss of the services of any key employee, or material change in the composition or duties of the senior management of the Company;

(ix) any commitment or arrangement by the Company to do any of the foregoing; or

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

16.

(x)  any other event or condition of any character that has had or would reasonably be expected to have a Material Adverse Effect.

(j)           No Conflict, Breach, Violation or Default.  Neither the execution, delivery and performance of the Transaction Documents by the Company nor the consummation of any of the transactions contemplated hereby (including without limitation the issuance and sale of the Securities) will (i) conflict with or result in violation of any of the terms and provisions of the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, both as in effect on the date hereof, or (ii) will give rise to the right to terminate or accelerate the due date of any payment under or result in a breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under or result in the execution or imposition of any Lien upon the properties or assets of the Company pursuant to the terms of (x) any Material Contract or (y) any license, permit, statute, rule, regulation, judgment, decree or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its assets or properties, other than with respect to clause (y) as would not have a Material Adverse Effect.

(k)           Tax Matters.  The Company has timely filed all tax returns required to have been filed by the Company with all appropriate governmental agencies and timely paid all taxes shown thereon or otherwise owed by it.  The charges, accruals and reserves on the books of the Company in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Company.  All taxes and other assessments and levies that the Company is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due.  There are no tax Liens or claims pending or, to the Company’s Knowledge, threatened against the Company or any of its assets or property, other than Permitted Liens.  To the Company’s Knowledge, there are no tax audits or investigations pending.  There are no outstanding tax sharing agreements or other such arrangements between the Company and any other Person.

(l)           Title to Properties.  The Company has good and marketable title to all properties and assets owned by it, in each case free from Liens and defects, other than Permitted Liens.  The Company holds any leased real or personal property under valid and enforceable leases.  The Company is in material compliance with all material terms of each lease to which it is a party or is otherwise bound.  The Company does not own any real property.

(m)           Certificates, Authorities and Permits.  The Company possesses adequate certificates, approvals, authorities or permits (“Permits”) issued by governmental agencies or bodies necessary to own, lease and license its assets and properties and conduct the business now operated by it, all of which are valid and in full force and effect, except where the lack of such Permits, individually or in the aggregate, would not be reasonably expected to have a Material Adverse Effect.  The Company has performed in all material respects all of its material obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time, would allow, revocation or termination thereof. The Company has not received any written notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company, would reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

(n)           Labor Matters.

(i)           The Company is not a party to or bound by any collective bargaining agreement.  The Company has not violated in any material respect any laws, regulations, orders or contract terms, affecting the collective bargaining rights of employees, labor organizations or any laws, regulations or orders affecting employment discrimination, equal opportunity employment or employees’ health, safety, welfare, wages and hours.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

17.

(ii)           (A) There are no labor disputes existing, or to the Company’s Knowledge, threatened, involving strikes, slow-downs, work stoppages, job actions, disputes, lockouts or any other disruptions of or by the Company’s employees, (B) there are no unfair labor practices or petitions for election pending or, to the Company’s Knowledge, threatened before the National Labor Relations Board or any other federal, state or local labor commission relating to the Company’s employees, (C) no demand for recognition or certification heretofore made by any labor organization or group of employees is pending with respect to the Company and (D) to the Company’s Knowledge, the Company enjoys good labor and employee relations with its employees.

(iii)         The Company is in compliance in all material respects with applicable laws respecting employment (including laws relating to classification of employees and independent contractors) and employment practices, terms and conditions of employment, wages and hours, severance and bonuses, and immigration and naturalization.  No claims are pending against the Company before the Equal Employment Opportunity Commission or any other administrative body or in any court asserting any violation of Title VII of the Civil Rights Act of 1964, the Age Discrimination Act of 1967, 42 U.S.C. §§ 1981 or 1983 or any other federal, state or local law, statute or ordinance barring discrimination in employment.

(iv)         The Company is not a party to, or bound by, any employment or other contract or agreement that contains any severance, termination pay or change of control liability or obligation, including, without limitation, any “excess parachute payment,” as defined in Section 280G(b) of the IRC other than as set forth in the Company’s SEC Reports.

(o)           Intellectual Property.

(i)           To the Company’s Knowledge, none of the Intellectual Property of the Company is invalid or unenforceable.  No Intellectual Property owned or licensed by the Company that is necessary for the conduct of Company’s business as currently conducted or as proposed to be conducted as described in the SEC Reports is involved in any cancellation, dispute or litigation, and, to the Company’s Knowledge, no such action is threatened.  No issued patent owned or exclusively licensed by the Company is involved in any interference, reissue, re-examination or opposition proceeding.

(ii)          All of the in-bound licenses and sublicenses and consent, royalty or other agreements concerning Intellectual Property to which the Company is a party (other than  generally commercially available, non-custom, off-the-shelf software application programs having a retail acquisition price of less than $50,000 per license) that are necessary for the conduct of the Company’s business as currently conducted and as proposed to be conducted as described in the SEC Reports (collectively, “In-Bound License Agreements”) are valid and binding obligations of the Company, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally, and the Company is not in material breach of any of its obligations under any such In-Bound License Agreements.

(iii)         To the Company’s Knowledge, the Company owns or has the valid right to use all of the Intellectual Property, including third party Intellectual Property and Confidential Information, that is necessary for the conduct of the Company’s business as currently conducted and as proposed to be conducted as described in the SEC Reports and for the ownership, maintenance and operation of the Company’s properties and assets, free and clear of all liens, encumbrances, adverse claims or, with respect to Intellectual Property owned or exclusively licensed by the Company, obligations to license such Intellectual Property, other than licenses to third parties of the Intellectual Property owned by the Company that  are set forth on Schedule 3.1(o)(iii).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

18.

(iv)          To the Company’s Knowledge, (1) the conduct of the Company’s business as currently conducted or as proposed to be conducted as described in the SEC Reports, (2) the use or exploitation by or on behalf of the Company of any Intellectual Property owned by the Company, or (3) the use or exploitation by or on behalf of the Company of any Intellectual Property licensed by the Company, does not infringe, misappropriate or otherwise materially impair or conflict with any Intellectual Property rights of any third party. To the Company’s Knowledge, the Intellectual Property owned or exclusively licensed by the Company which is necessary for the conduct of Company’s business as currently conducted or as proposed to be conducted as set forth in the SEC Reports is not being Infringed by any third party.  There is no litigation, court order, claim or assertion pending or outstanding or, to the Company’s Knowledge, threatened, that seeks to limit or challenge the ownership, use, validity or enforceability of any Intellectual Property owned or licensed by the Company or the Company’s use of any Intellectual Property owned by a third party.

(v)          The consummation of the transactions contemplated hereunder and under the other Transaction Documents will not result in the (1) loss, material impairment of or material restriction on any of the Intellectual Property or Confidential Information owned by the Company which is necessary for the conduct of Company’s business as currently conducted or as proposed to be conducted as set forth in the SEC Reports or (2) material breach of any In-Bound License Agreement.

(vi)         The Company has taken reasonable steps to protect the Company’s rights in Intellectual Property and Confidential Information owned or licensed by the Company.  Each employee, independent contractor, and consultant of the Company has executed an agreement to maintain the confidentiality of such Confidential Information and a proprietary information and inventions agreement in the form(s) as set forth on Schedule 3.1(o)(vi).  To the Company’s Knowledge, and except as necessary to secure rights through information filings in U.S. and other patent offices and pursuant to non-disclosure agreements entered into between the Company and third parties in the ordinary course of business, there has been no disclosure of the Company’s Intellectual Property or Confidential Information to any third party.  To the Company’s Knowledge, there have been no misappropriations or infringements by any Person of any Intellectual Property used in the conduct or operation of the Company’s business.

(p)           Environmental Matters.  The Company is not in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of Hazardous Materials or relating to the protection or restoration of the environment or human exposure to Hazardous Materials (collectively, “Environmental Laws”).  To the Company’s Knowledge, the Company does not own or operate any real property contaminated with any substance that is subject to any Environmental Laws, is not liable for any off-site disposal or contamination pursuant to any Environmental Laws, and is not subject to any claim relating to any Environmental Laws.  There is no pending or, to the Company’s Knowledge, threatened investigation that might lead to such a claim.

(q)           Litigation.  There are no pending or, to the Company’s Knowledge, threatened actions, suits, proceedings, inquiries or investigations against or affecting the Company or any of its properties or any of the Company’s officers and directors in their capacities as such.  The Company is not party to or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

19.

(r)           Financial Statements.  The financial statements included in each SEC Report and the draft audited financial statements for the period ended December 31, 2008 made available to the Purchasers prior to execution of this Agreement present fairly, in all material respects, the financial position of the Company as of the dates shown and its results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with GAAP (except as may be disclosed therein or in the notes thereto, and, in the case of quarterly financial statements, as permitted by Form 10-Q under the Exchange Act).  Except as set forth in the financial statements of the Company included in the SEC Reports and the draft audited financial statements for the period ended December 31, 2008 made available to the Purchasers prior to execution of this Agreement, the Company has not incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent with past practices since the date of such financial statements, none of which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(s)           Insurance Coverage.  The Company maintains in full force and effect insurance coverage that is customary for comparably situated companies for the business being conducted and properties owned or leased by the Company.

(t)           Questionable Payments.  Neither the Company nor any of its directors, officers or employees,  or, to the Company’s Knowledge, any of its agents or other Persons acting on behalf of the Company, has on behalf of the Company or in connection with its business: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on the books and records of the Company; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

(u)           Transactions With Affiliates and Employees.  Except as set forth in the SEC Reports and other than the grant of stock options or other equity awards that are not individually or in the aggregate material in amount, none of the officers or directors of the Company and, to the Company’s Knowledge, none of the employees of the Company, is presently a party to any transaction with the Company or to a presently contemplated transaction (other than for services as employees, officers and directors) that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act that has not been disclosed.

(v)           Internal Controls.  The Company is in material compliance with the provisions of the Sarbanes-Oxley Act of 2002 currently applicable to the Company.  The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15 and 15d-15) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company is made known to the certifying officers by others within those entities.  The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”).  The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date.  Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 307(b) of Regulation S-K) or, to the Company’s Knowledge, in other factors that could significantly affect the Company’s internal controls.  The books, records and accounts of the Company accurately and fairly reflect, in all material respects, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company.  The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP and the applicable requirements of the Exchange Act.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

20.

(w)          Independent Accountants.  The Company has engaged an independent registered public accounting firm as required by the Exchange Act and the rules and regulations of the Commission thereunder.

(x)           Regulatory Compliance.  The human clinical trials, animal studies and other preclinical tests conducted by the Company or in which the Company has participated or that are described in the SEC Reports or the results of which are referred to in the SEC Reports, and such studies and tests conducted on behalf of the Company or that the Company intends to rely on in support of regulatory approval by the United States Food and Drug Administration (the “FDA”) or foreign regulatory agencies, were and, if still pending, are being conducted in all material respects in accordance with experimental protocols, procedures and controls generally used by qualified experts in the preclinical or clinical study of new drugs. The descriptions of the results of such studies, test and trials contained in the SEC Reports are accurate and complete in all material respects, and, except as set forth in the SEC Reports, to the Company’s Knowledge, there are no other trials, studies or tests, the results of which the Company believes reasonably call into question the clinical trial results described or referred to in the SEC Reports when viewed in the context in which such results are described and the clinical stage of development.  The Company has not received any notices or correspondence from the FDA or any other domestic or foreign governmental agency requiring the termination, suspension or material modification, other than modifications customarily implemented during the drug development process, of any preclinical tests or clinical trials conducted by or on behalf of the Company or in which the Company has participated that are described in the SEC Reports or the results of which are referred to in the SEC Reports.

(y)           Material Contracts.  The description of the Material Contracts, documents or other agreements contained in the SEC Reports (as the case may be) reflect in all material respects the terms of the underlying contract, document or other agreement.  Each such Material Contract, document or other agreement is in full force and effect and is valid and enforceable by and against the Company in accordance with its terms.  The Company is not in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event, individually or in the aggregate, would result in a Material Adverse Effect.

(z)           Certain Fees.  Except for the fees paid to Jefferies & Company, Inc., Cowen & Company and RBC Capital Markets Corporation as a result of the transactions contemplated by this Agreement (the “Placement Agent Fees”) (which Placement Agent Fees are being paid by the Company), no Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or a Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company. The Company shall indemnify, pay, and hold each Purchaser harmless against, any liability, loss or expense (including, without limitation, attorneys’ fees and out-of-pocket expenses) arising in connection with any such right, interest or claim.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

21.

(aa)          No Directed Selling Efforts or General Solicitation.  Neither the Company nor any Person acting on its or its behalf has conducted any “general solicitation” or “general advertising” (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

(bb)          No Integrated Offering.  Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2 of this Agreement, neither the Company nor any Person acting on its behalf has, directly or indirectly, at any time within the past six months, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market on which any of the securities of the Company are listed or designated.

(cc)          Listing and Maintenance Requirements.  The Company’s Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to terminate the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration.  The Company has not, in the 12 months preceding the date hereof, received written notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market, except as set forth on Schedule 3.1(cc).  As of the date hereof, the Company is in compliance in all material respects with the listing and maintenance requirements for continued trading of the Common Stock on the Principal Trading Market, except as set forth on Schedule 3.1(cc).

(dd)          Investment Company.  The Company is not required to be registered as, and is not an Affiliate of, and immediately following the First Unit Closing, Second Unit Closing or Common Equity Closing, as applicable, will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(ee)          Off Balance Sheet Arrangements.  There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise would have a Material Adverse Effect.

(ff)           Acknowledgment Regarding Purchasers’ Purchase of Securities.  The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby.  The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Purchasers’ purchase of the Securities.

(gg)          No Additional Agreements.  The Company does not have any agreement or understanding with any Purchaser with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

22.

(hh)         Solvency.  After giving effect to the First Unit Closing, Second Unit Closing or Common Equity Closing, as applicable, including, without limitation, the expenses to be incurred by the Company in connection herewith, the Company will not be insolvent, left with unreasonably small capital with which to engage in its business or have incurred debts beyond its ability to pay such debts as they mature.

(ii)           Change of Control Benefits.  Neither the consummation of any Change of Control (either alone or in connection with any other event, including any termination of employment or service), will (i) result in any payment (including any bonus, golden parachute or severance payment) becoming due to any employee or consultant of the Company, (ii) result in any forgiveness of indebtedness owing by any employee or consultant of the Company to the Company or, to the Company’s Knowledge, owing by any employee  or consultant to any third party, (iii) materially increase the benefits payable by the Company, or (iv) result in any acceleration of the time of payment or vesting of any such benefits.

(jj)           Voting Agreements.  To the Company’s Knowledge, no stockholder of the Company has entered into any agreement with respect to the voting of Capital Stock of the Company.

(kk)         Disclosure.  None of the Transaction Documents (including this Agreement) or the exhibits and schedules hereto or thereto (including this Agreement) contain any untrue statement of a material fact nor omit to state a material fact necessary in order to the make the statements contained therein, in light of the circumstances in which they are made, not misleading.

(ll)           Stockholder Approval.  No vote of the Company’s stockholders is required in connection with the issuance and sale of the Securities in the First Unit Closing or any of the other transactions contemplated by the Transaction Documents with respect to the First Unit Closing.

3.2           Representations and Warranties of the Purchasers.  Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof, and as of (A) the First Unit Closing Date, the Second Unit Closing Date and the Common Equity Closing Date, as applicable (expect for the representations and warranties that speak as of a specific date, which shall be made as of such date), to the Company as follows:

(a)           Organization; Authority.  Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.  To the extent that Purchaser is an entity, the execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Purchaser.  Each of this Agreement and the Investor Rights Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

23.

(b)           No Conflicts.  The execution, delivery and performance by such Purchaser of this Agreement and the Investor Rights Agreement and the consummation by such Purchaser of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Purchaser (to the extent an entity), (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment  or decree (including federal and state securities laws) applicable to such Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Purchaser to perform its obligations hereunder.

(c)           Investment Intent.  Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to, or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities laws; provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Securities for any minimum period of time and reserves the right, subject to the provisions of this Agreement and the Investor Rights Agreement, at all times to sell or otherwise dispose of any or all of the Warrant Shares or the Shares pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws.  Such Purchaser (to the extent an entity) is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the Securities (or any securities which are derivatives thereof) to or through any Person; such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act or an entity engaged in a business that would require it to be so registered as a broker-dealer.

(d)           Purchaser Status.  At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises any Warrants, it will be, an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

(e)           General Solicitation.  Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.

(f)           Experience of Such Purchaser.  Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.  Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(g)           Access to Information.  Such Purchaser acknowledges that it has had the opportunity to review the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company’s representations and warranties contained in the Transaction Documents.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

24.

(h)           Certain Trading Activities.  Other than with respect to the transactions contemplated herein, since the time that such Purchaser was first contacted by the Company, the Placement Agent or any other Person regarding the transactions contemplated hereby until the date hereof, neither the Purchaser nor any Affiliate of such Purchaser which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to such Purchaser’s investments or trading or information concerning such Purchaser’s investments, including in respect of the Securities, and (z) is subject to such Purchaser’s review or input concerning such Affiliate’s investments or trading (collectively, “Trading Affiliates”) has directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser or Trading Affiliate, effected or agreed to effect any transactions in the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities).  Notwithstanding the foregoing, in the case of a Purchaser and/or Trading Affiliate that is, individually or collectively, a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s or Trading Affiliate’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s or Trading Affiliate’s assets, the representation set forth above shall apply only with respect to the portion of assets managed by the portfolio manager that has knowledge about the transactions contemplated by this Agreement.  Other than to other Persons who are parties to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

(i)            Brokers and Finders.  Except for the Placement Agent Fees, no Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or any Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Purchaser.

(j)            Independent Investment Decision.  Such Purchaser has independently evaluated the merits of its decision to purchase Securities pursuant to the Transaction Documents, and such Purchaser confirms that it has not relied on the advice of any other Purchaser’s business and/or legal counsel in making such decision.  Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Securities constitutes legal, tax or investment advice.

(k)           Reliance on Exemptions.  Such Purchaser understands that the Securities being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

(l)            No Governmental Review.  Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(m)          Regulation M.  Such Purchaser is aware that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of Common Stock and other activities with respect to the Common Stock by the Purchasers.

(n)           Residency.  Such Purchaser’s principal executive offices (or residence, in the case of a Purchaser that is an individual) are in the jurisdiction set forth immediately below Purchaser’s name on the applicable signature page attached hereto.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

25.

(o)           Complete Agreement.  No Purchaser has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Article III.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1           Transfer Restrictions.

(a)           Compliance with Laws.  Notwithstanding any other provision of this Article IV, each Purchaser covenants that the Securities may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state and federal securities laws.  In connection with any transfer of the Securities other than (i) pursuant to an effective registration statement, (ii) to the Company, (iii) to an Affiliate of a Purchaser, (iv) pursuant to Rule 144 (provided that the Purchaser provides the Company with reasonable assurances (in the form of seller and broker representation letters) that the securities may be sold pursuant to such rule) or Rule 144A or (v) pursuant to Rule 144 following the applicable holding period, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.  As a condition of transfer of any Securities other than Unrestricted Securities (as defined below), any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Investor Rights Agreement.

(b)           Legends.  Each of the Warrants and the certificates evidencing the Shares shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form, as applicable, until such time as they are not required under Section 4.1(c) (and a stock transfer order may be placed against transfer of the certificates for the Shares):

[NEITHER THESE SECURITIES NOR THE SECURITES ISSUABLE UPON EXERCISE OR CONVERSION OF THESE SECURITIES HAVE BEEN REGISTERED] [THESE SECURITIES HAVE NOT BEEN REGISTERED]  UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED EXCEPT AS PROVIDED BY ARTICLE IV OF THAT CERTAIN SECURITIES PURCHASE AGREEMENT, DATED AS OF MARCH 31, 2009, BY AND AMONG SUNESIS PHARMACEUTICALS, INC. AND THE PURCHASERS IDENTIFIED ON THE SIGNATURE PAGES THERETO.

In addition, if any Purchaser is an Affiliate of the Company, the Warrants and the certificates evidencing the Shares issued to such Purchaser shall bear a customary “affiliates” legend.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

26.

(c)           Removal of Legends.  The legend set forth in Section 4.1(b) above shall be removed and the Company shall issue a certificate without such legend or any other legend to the holder of the applicable Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at DTC, if (i) such Securities are sold or transferred pursuant to an effective Registration Statement covering the resale of such Securities by the Purchasers, (ii) such Securities are sold or transferred pursuant to Rule 144 (if the transferor is not an Affiliate of the Company), or (iii) such Securities are eligible for sale without any restrictions under Rule 144 (any Securities meeting any of such criteria being referred to as “Unrestricted Securities”).  Following such time as a legend is no longer required for certain Securities, the Company will no later than three (3) Trading Days (or such shorter time as may in the future be required pursuant to applicable law or regulation for the settlement of trades in securities on the Principal Trading Market) following the delivery by a Purchaser to the Company or the Transfer Agent (with notice to the Company) of a legended certificate representing such Securities (endorsed or with stock powers attached, signatures guaranteed if so required by the Transfer Agent in the ordinary course of business, and otherwise in form necessary to affect the reissuance and/or transfer), deliver or cause to be delivered to the transferee of such Purchaser or such Purchaser, as applicable, a certificate representing such Securities that is free from all restrictive and other legends.  The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.1.  In lieu of delivering physical certificates, upon the written request of any Purchaser, the Company shall use its commercially reasonable efforts to transmit certificates for Securities subject to legend removal hereunder to such Purchaser by crediting the account of the transferee’s Purchaser’s prime broker with DTC through its Deposit Withdrawal Agent Commission (DWAC) system, or any successor system thereto.  The time periods for delivery and penalties described herein shall apply to the electronic transmittals described herein.  Any delivery not effected by electronic transmission shall be effected by delivery of physical certificates.  Each Purchaser agrees that the removal of the restrictive legend from any certificates representing Securities as set forth in this Section 4.1(c) above is predicated upon the Company’s reliance that such Purchaser would sell, transfer, assign, pledge, hypothecate or otherwise dispose of such Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if such Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein.

(d)           Irrevocable Transfer Agent Instructions.  The Company shall execute and deliver irrevocable instructions to its Transfer Agent, which irrevocable instructions shall be acknowledged in writing by the Transfer Agent, in the form of Exhibit F attached hereto (the “Irrevocable Transfer Agent Instructions”). The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions or instructions consistent therewith referred to in this Section 4.1(d) will be given by the Company to its transfer agent in connection with this Agreement, and that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the other Transaction Documents and applicable law. The Company acknowledges that a breach by it of its obligations under this Section 4.1(d) will cause irreparable harm to a Purchaser. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 4.1(d) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 4.1(d), that a Purchaser shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

(e)           Acknowledgment.  Each Purchaser hereunder acknowledges its primary responsibilities under the Securities Act and accordingly will not sell or otherwise transfer any of the Securities or any interest therein without complying with the requirements of the Securities Act.  While any Registration Statement remains effective, each Purchaser hereunder may sell the Shares in accordance with the plan of distribution contained in such Registration Statement and, if it does so, it will comply therewith and with the related prospectus delivery requirements unless an exemption therefrom is available.  Each Purchaser, severally and not jointly with the other Purchasers, agrees that if it is notified by the Company in writing at any time that a Registration Statement registering the resale of any of the Shares is not effective or that the prospectus included in such Registration Statement no longer complies with the requirements of Section 10 of the Securities Act, the Purchaser will refrain from selling such Shares until such time as the Purchaser is notified by the Company that such Registration Statement is effective or such prospectus is compliant with Section 10 of the Exchange Act, unless such Purchaser is able to, and does, sell such Shares pursuant to an available exemption from the registration requirements of Section 5 of the Securities Act.  Both the Company and its Transfer Agent, and their respective directors, officers, employees and agents, may rely on this subsection (e), and each Purchaser hereunder will indemnify and hold harmless each of such persons from any breaches or violations of this paragraph.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

27.

4.2           Reservation of Common Stock.  As of the First Unit Closing Date, the Company shall have taken all action necessary to authorize, and reserve for the purpose of issuance from and after the First Unit Closing, no less than the maximum number of shares of Common Stock issuable as Conversion Shares at the First Unit Closing, and issuable upon exercise of the Warrants issued at the First Unit Closing.  As of the Second Unit Closing Date, the Company shall have taken all action necessary to authorize, and reserve for the purpose of issuance from and after the Second Unit Closing, no less than the maximum number of shares of Common Stock issuable as Conversion Shares at the Second Unit Closing, and issuable upon exercise of the Warrants issued at the Second Unit Closing.  As of the Common Equity Closing Date, the Company shall have taken all action necessary to authorize, and reserve for the purpose of issuance at the Common Equity Closing, no less than the maximum number of shares of Common Stock issuable at the Common Equity Closing.

4.3           Furnishing of Information.  In order to enable the Purchasers to sell the Securities under Rule 144 of the Securities Act, commencing on the date hereof and ending at such time as all Purchasers can freely sell Securities without restriction under the Securities Act, the Company shall use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.  During such period, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Shares under Rule 144.

4.4           Form D and Blue Sky.  The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Purchaser who requests a copy in writing promptly after such filing.  The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following each of the First Unit Closing Date, the Second Unit Closing Date and the Common Equity Closing Date.

4.5           No Integration.  The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that will be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

4.6           Securities Laws Disclosure; Publicity.  By 9:00 a.m., Eastern Time, on the Trading Day immediately following the execution of this Agreement, the Company shall issue a press release (the “Press Release”) reasonably acceptable to the Lead Purchasers disclosing all material terms of the transactions contemplated hereby.  On or before 5:30 p.m., Eastern Time, on the fourth Trading Day following the execution of this Agreement (or such earlier time as required by law), the Company will file a Current Report on Form 8-K with the Commission describing the terms of the Transaction Documents (and including as exhibits to such Current Report on Form 8-K the material Transaction Documents (including, without limitation, this Agreement, the forms of Warrant and the Investor Rights Agreement)).  Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in this Section 4.6, such Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction), except that such Purchaser may disclose the terms to its financial, accounting, legal and other advisors.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

28.

4.7           Non-Public Information.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company shall not and shall cause each of its officers, directors, employees and agents, not to, provide any Purchaser with any material, non-public information regarding the Company from and after the issuance of the Press Release without the express written consent of such Purchaser, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information.

4.8           Indemnification.  In addition to the indemnity provided in the Investor Rights Agreement, the Company agrees to, jointly and severally, indemnify and hold each Purchaser and all of their respective directors, officers, stockholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such Purchaser, each Person who Controls a Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, stockholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling person (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur whether direct, indirect or consequential, as a result of or arising from or relating to or in connection with (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against a Purchaser, or any of their respective Affiliates, by any Person who is not an Affiliate of such Purchaser, with respect to any of transactions contemplated by the Transaction Documents (unless such action is based upon any agreements or understanding such Purchaser may have with any such Person or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence or willful misconduct).  The Company will not be liable to any Purchaser Party under this Agreement to the extent, but only to the extent, that a loss, claim, damage or liability is attributable to such Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents, any violation by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which constitutes fraud, gross negligence or willful misconduct.  To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section 4.8 may be unenforceable because it is violative of any law or public policy, the Company shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all indemnified matters incurred by the Purchaser Parties.

4.9           Listing of Securities.  In the time and manner required by the Principal Trading Market, the Company shall prepare and file with such Trading Market an additional shares listing application covering all of the Securities and shall use its commercially reasonable efforts to take all steps necessary to maintain, so long as any other shares of Common Stock shall be so listed, such listing.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

29.

4.10           Dispositions and Confidentiality After the Date Hereof.  Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it, will engage in any transactions in the Company’s securities (including, without limitation, any Short Sales involving the Company’s securities) during the period from the date hereof until the earlier of such time as (i) the transactions contemplated by this Agreement are first publicly announced as described in Section 4.6 or (ii) this Agreement is terminated in full pursuant to Section 6.1 hereof.  Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenants set forth above shall apply only with respect to the portion of assets managed by the portfolio manager that has knowledge about the transactions contemplated by this Agreement.  Each Purchaser understands and acknowledges, severally and not jointly with any other Purchaser, that the Commission currently takes the position that covering a short position established prior to effectiveness of a resale registration statement with shares included in such registration statement would be a violation of Section 5 of the Securities Act, as set forth in Item 65, Section 5 under Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance.

4.11         Preparation of Proxy Statement; Stockholders Meeting.

(a)           The Company shall use commercially reasonable efforts to prepare and file with the Commission, as soon as practicable after the First Unit Closing, and in no event later than May 31, 2009, a proxy statement (as amended or supplemented, the “Proxy Statement”) to be sent to the stockholders of the Company in connection with the annual meeting of the Company’s stockholders (the “Stockholders’ Meeting”) for the purpose of obtaining the requisite vote of the Company’s stockholders to approve: (i) the sale and issuance of the Units at the Second Unit Closing, including the issuance of the Unit Shares, the Warrants and the Warrant Shares to be sold in such Closing; (ii) the expiration of the Warrant Exercise Cap; (iii) the amendments to the Company’s Amended and Restated Certificate of Incorporation described on Exhibit I hereto and (iv) the sale and issuance of the Common Equity Shares at the Common Equity Closing, as well as other matters contemplated by the Transaction Documents or otherwise in the ordinary course of the Company’s business and acceptable to the Lead Purchasers, which requisite vote shall be obtained in accordance with the rules of the Principal Trading Market, the provisions of the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, and the requirements of the DGCL (collectively, items (i)-(iv) above being the “Transaction Stockholder Approval Matters”).  The Company shall provide the Lead Purchasers a draft of the Proxy Statement (including any amendments or supplements thereto) at least five (5) Business Days prior to filing thereof (and copies of each subsequent draft thereof), and the Company shall give reasonable consideration to any comments by the Lead Purchasers and their counsel to such Proxy Statement prior to filing with the Commission or distribution to the Company’s stockholders. The information supplied by the Company for inclusion in the Proxy Statement shall not, on the date the Proxy Statement is first mailed to the Company’s stockholders and at the time of the Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Stockholders’ Meeting which has become false or misleading.  The Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder.  If at any time prior to the Stockholders’ Meeting, any event or information should be discovered by the Company which should be set forth in a supplement to the Proxy Statement, the Company shall promptly inform the Lead Purchasers.  Notwithstanding the foregoing, the Company makes no representation or warranty with respect to any written information supplied by the Purchasers and relating to the Purchasers for use in the Proxy Statement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

30.

(b)           The Company shall use its commercially reasonable efforts to have the Proxy Statement cleared by the Commission and its staff under the Exchange Act as promptly as practicable after such filing.  The Company shall cause the Proxy Statement to be mailed to holders of Common Stock as promptly as practicable after the Proxy Statement is cleared by the Commission.  Without limiting any other provision herein, the Proxy Statement will contain such information and disclosure so that the Proxy Statement conforms in all material respects to the requirements of the Exchange Act.

(c)           The Company shall promptly notify the Lead Purchasers of the receipt of any comments from the Commission or its staff and of any request by the Commission or its staff for amendments or supplements to the Proxy Statement or for additional information and shall supply the Lead Purchasers with copies of all correspondence between the Company or any of its representatives and the Commission or its staff.

(d)           If at any time prior to the Stockholders’ Meeting there shall occur any event with respect to the Company, or with respect to other information supplied by the Company for inclusion in the Proxy Statement, which event is required to be described in an amendment of or a supplement to the Proxy Statement, such event shall be so described, and such amendment or supplement shall be promptly filed with the Commission and, as required by applicable law, rule or regulation, disseminated to the stockholders of the Company.

(e)           The Company shall duly call, give notice of, convene and hold the Stockholders’ Meeting for the purpose of seeking the Stockholder Approval.  The Stockholders’ Meeting shall be held no later than June 30, 2009; provided, that if the Company does not hold the Stockholders’ Meeting by such date, then it shall exercise all reasonable efforts to promptly convene a special meeting of the Company’s Stockholders to consider and approve the Transaction Stockholder Approval Matters.

(f)           The Proxy Statement shall include a statement to the effect that the Board unanimously (of those voting) recommends that the Company’s stockholders give the Stockholder Approval (the “Board Recommendation”), and, except to the extent that the Board shall have withdrawn or modified the Board Recommendation in accordance with this Agreement, the Board Recommendation shall not be withdrawn or modified in a manner adverse to the Purchasers, and no resolution by the Board or any committee thereof to withdraw or modify the Board Recommendation in a manner adverse to the Purchasers shall be adopted or proposed.

(g)           Each Purchaser covenants and represents, severally and not jointly, that: (A) the information supplied by such Purchaser for inclusion in the Proxy Statement shall not, on the date the Proxy Statement is first mailed to the Company’s stockholders and at the time of the Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading, and (B) if at any time prior to the Stockholders’ Meeting, any event or information should be discovered by such Purchaser which should be set forth in a supplement to the Proxy Statement, such Purchaser shall promptly inform the Company of the same.  Notwithstanding the foregoing, no Purchaser makes any representation or warranty with respect to any information supplied by the Company which is contained in the Proxy Statement.

4.12           No Shop Agreement.  Until the earlier to occur of (i) the First Unit Closing or (ii) a valid termination of this Agreement pursuant to Article VI hereof, the Company will not, and will not cause nor permit any of its Affiliates or any of its or their officers, directors, stockholders, employees, agents or representatives to, directly or indirectly:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

31.

(a)           negotiate, authorize, recommend, enter into or propose to enter into, with any Person other than Persons designated by mutual agreement of the Company and the Lead Purchasers, any transaction involving (directly or indirectly) an issuance, sale or acquisition of any Capital Stock of the Company (other than (i) the issuance of Securities pursuant to the Transaction Documents, (ii) employee, director and consultant stock option grants consistent with past custom and practice and (iii) shares of Common Stock issued upon the exercise of (A) warrants in existence as of the date hereof or (B) stock options granted to employees, directors or consultants of the Company and that are either in existence as of the date hereof or that have been granted consistent with past custom and practice), a sale, lease or other conveyance of a substantial portion of the business or assets of the Company, or any merger, recapitalization, business combination, strategic alliance, joint venture or similar transaction involving the Company (a “Competing Transaction”);

(b)           continue to engage in any pending discussions or negotiations with any third party concerning any previously proposed Competing Transaction;

(c)           knowingly encourage, solicit or initiate discussions, negotiations or submissions of proposals, indications of interest or offers in respect of a Competing Transaction; or

(d)           knowingly furnish or cause to be furnished to any person any information in furtherance of a Competing Transaction.

Notwithstanding the foregoing, nothing contained in this Agreement shall prevent the Company or the Board from (A) providing information in response to a request therefor by a person who has made an unsolicited bona fide written proposal for a Competing Transaction; (B) engaging in any negotiations or discussions with any person who has made an unsolicited bona fide written proposal for a Competing Transaction; or (C) withdrawing the Board Recommendation or modifying the Board Recommendation in a manner adverse to the Purchasers (any such action, a “Change in Recommendation”); (D) terminating this Agreement pursuant to and subject to the terms of Article VI hereof, and/or (E) taking any action that any court of competent jurisdiction orders the Company or the Board to take, if and only to the extent that, (i) in each such case referred to in clause (B) (to the extent that activities exceed such level of discussion as is reasonably necessary to obtain sufficient information to assess the likely value of such proposal) or (C) above, the failure to take such action would be reasonably likely to result in a breach of the Board’s fiduciary duties under applicable law, (ii) in each such case referred to in clause (A) or (B) above, the Board also determines in good faith that such proposed Competing Transaction constitutes or would reasonably be expected to lead to a Superior Proposal, and (iii) in the case referred to in clauses (C) or (D) above, (x) the Board has given the Purchasers five (5) Business Days’ prior written notice of its intention to take such action, (y) the Board has considered any changes to this Agreement (if any) proposed by the Purchasers, and (z) if such action is in connection with a Superior Proposal, the Board has determined in good faith and by a majority vote of the Board, after consultation with the Company’s outside legal counsel, that any applicable unsolicited proposal remains a Superior Proposal even after the changes proposed by any of the Purchasers (if any).  Nothing contained in this Agreement shall prevent the Company or the Board from complying with its disclosure obligations under Rule 14d-9 or 14e-2 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act with regard to a proposed Competing Transaction.  If the Company receives any inquiry, proposal, indication of interest or offer with respect to a Competing Transaction, the Company will promptly notify the Lead Purchasers of the same, which notice shall identify the Person or Persons making such inquiry, proposal, indication of interest or offer and shall summarize the terms thereof in reasonable detail.

4.13           Use of Proceeds.  Unless otherwise approved in writing by the Majority Purchasers, the Company shall not use any proceeds from the sale of the Securities hereunder other than for working capital and general corporate purposes.

4.14           Section 16.  Prior to any of the Second Unit Closing, the Common Equity Closing or a closing of an Alternate Common Stock Financing, to the extent permissable under applicable law, the Company shall cause the Board to take such action necessary or advisable to exempt from the provisions of Section 16(b) of the Exchange Act, including by virtue or Rule 16b-3(d) thereunder, the acquisition of securities at such closing by any Purchaser who at that time may be deemed to be a director of the Company through any theory of director-by-deputization.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

32.

ARTICLE V.
CONDITIONS PRECEDENT TO CLOSINGS

5.1           Conditions Precedent to the Obligations of the Purchasers to Purchase Securities at the First Unit Closing. The obligation of each Purchaser to purchase Units at the First Unit Closing is subject to the fulfillment to such Purchaser’s satisfaction, on or prior to the First Unit Closing Date, of each of the following conditions, any of which may be waived by such Purchaser (as to itself only):

(a)           Representations and Warranties.  The representations and warranties of the Company contained herein shall be true and correct as of the date when made and as of the First Unit Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date, which shall have been true and correct as of such date.

(b)           Performance.  The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the First Unit Closing.

(c)           No Legal Restraint.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any Governmental Authority of competent jurisdiction (collectively, a “Legal Restraint”) that remains in effect and prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d)           Consents and Approvals.  The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Units at the First Unit Closing (including, without limitation, all Required Approvals (other than the Stockholder Approval, which is not applicable to the First Unit Closing) and any other necessary regulatory and third party consents and approvals), all of which shall be and remain so long as necessary in full force and effect.

(e)           Company Deliverables.  The Company shall have delivered the Company Deliverables in accordance with Section 2.2(a).

(f)           Compliance Certificate.  The Company shall have delivered to each Purchaser a certificate, dated as of the First Unit Closing Date and signed by its Chief Executive Officer or its Chief Financial Officer, certifying to the fulfillment of the conditions specified in Sections 5.1(a), (b), (d) and (e) in substantially the form attached hereto as Exhibit H.

(g)           Employee Retention Plan.  The Company shall have adopted an Employee Retention Plan on substantially the terms set forth on Exhibit J hereto, including the modifications to existing arrangements described therein, and the parties to the existing arrangements shall have agreed to modify such arrangements as may be required by the terms of the Employee Retention Plan.

(h)           Board of Directors.  Upon the First Unit Closing, the authorized size of the Board shall be eight (8) members, of which three (3) members shall be designated by the Purchasers pursuant to the Investor Rights Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

33.

5.2           Conditions Precedent to the Obligations of the Company to Sell Securities at the First Unit Closing.  The Company’s obligation to sell and issue the Units to each Purchaser at the First Unit Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the First Unit Closing Date of the following conditions, any of which may be waived by the Company:

(a)           Representations and Warranties.  The representations and warranties made by such Purchaser in Section 3.2 hereof shall be true and correct in all material respects as of the date when made, and as of the First Unit Closing Date as though made on and as of such date, except for representations and warranties that speak as of a specific date, which shall have been true and correct as of such date.

(b)           Performance.  Such Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to the First Unit Closing Date.

(c)           No Legal Restraint.  No Legal Restraint shall have been enacted, entered, promulgated or endorsed by any Governmental Authority of competent jurisdiction that remains in effect and prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d)           Consents and Approvals.  The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Units at the First Unit Closing (including, without limitation, all Required Approvals, other than the Stockholder Approval, and any other necessary regulatory and third party consents and approvals), all of which shall be and remain so long as necessary in full force and effect.

(e)           Purchaser Deliverables.  Such Purchaser shall have delivered its Purchaser Deliverables in accordance with Section 2.2(e).

5.3           Conditions Precedent to the Obligations of the Purchasers to Purchase Securities at the Second Unit Closing.  The obligation of each Purchaser to acquire the Units at the Second Unit Closing is subject to the fulfillment to such Purchaser’s satisfaction, on or prior to the Second Unit Closing Date, of each of the following conditions, any of which may be waived by such Purchaser (as to itself only):

(a)           Representations and Warranties.  The representations and warranties of the Company contained herein shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the Second Unit Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date, which shall have been true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of such date.

(b)           Performance.  The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Second Unit Closing.

(c)           No Legal Restraint.  No Legal Restraint shall have been enacted, entered, promulgated or endorsed by any Governmental Authority of competent jurisdiction that remains in effect and prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

34.

(d)           Consents and Approvals.  The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Units at the Second Unit Closing (including, without limitation, all Required Approvals and any other necessary regulatory and third party consents and approvals), all of which shall be and remain so long as necessary in full force and effect.

(e)           Company Deliverables.  The Company shall have delivered the Company Deliverables in accordance with Section 2.2(b).

(f)           First Unit Closing.  The First Unit Closing shall have occurred.

(g)           Compliance Certificate.  The Company shall have delivered to such Purchaser a certificate, dated as of the Second Unit Closing Date and signed by its Chief Executive Officer or its Chief Financial Officer, certifying to the fulfillment of the conditions specified in Sections 5.3(a), (b), (d) and (e) in the form attached hereto as Exhibit H.

(h)           Board of Directors.  Upon the Second Unit Closing, the authorized size of the Board shall be nine (9) members, of which five (5) members shall be designated by the Purchasers to the extent provided by the Investor Rights Agreement.

(i)           Solvency.  After giving effect to the Second Unit Closing, the Company is not insolvent, does not have unreasonably small capital with which to engage in its business or have incurred debts beyond its ability to pay such debts as they mature, and as of the Second Unit Closing, the Board has no plan or intention to commence a process to liquidate or wind down the Company, or a reasonable basis to believe that such a process would be commenced immediately following the Second Unit Closing.

5.4           Conditions Precedent to the Obligations of the Company to sell Securities at the Second Unit Closing.  The Company’s obligation to sell and issue the Units at the Second Unit Closing to each Purchaser is subject to the fulfillment to the satisfaction of the Company on or prior to the Second Unit Closing Date of the following conditions, any of which may be waived by the Company:

(a)           Representations and Warranties.  The representations and warranties made by such Purchaser in Section 3.2 hereof shall be true and correct in all material respects as of the date when made, and as of the Second Unit Closing Date as though made on and as of such date, except for representations and warranties that speak as of a specific date, which shall have been true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of such date.

(b)           Performance.  Such Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to the Second Unit Closing Date.

(c)           No Legal Restraint.  No Legal Restraint shall have been enacted, entered, promulgated or endorsed by any Governmental Authority of competent jurisdiction that remains in effect and prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d)           Consents and Approvals.  The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Units at the Second Unit Closing (including, without limitation, all Required Approvals and any other necessary regulatory and third party consents and approvals), all of which shall be and remain so long as necessary in full force and effect.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

35.

(e)           Purchaser Deliverables.  Such Purchaser shall have delivered its Purchaser Deliverables in accordance with Section 2.2(e).

5.5           Conditions Precedent to the Obligations of the Purchasers to Purchase Common Stock at the Common Equity Closing. The obligation of each Purchaser to acquire the Common Stock at the Common Equity Closing is subject to the fulfillment to such Purchaser’s satisfaction, on or prior to the Common Equity Closing Date, of each of the following conditions, any of which may be waived by such Purchaser (as to itself only):

(a)           Representations and Warranties.  The representations and warranties of the Company contained herein shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the Common Equity Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date, which shall have been true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of such date.

(b)           Performance.  The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Common Equity Closing.

(c)           No Legal Restraint.  No Legal Restraint shall have been enacted, entered, promulgated or endorsed by any Governmental Authority of competent jurisdiction that remains in effect and prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d)           Consents and Approvals.  The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Common Stock at the Common Equity Closing (including, without limitation, all Required Approvals and any other necessary regulatory and third party consents and approvals), all of which shall be and remain so long as necessary in full force and effect.

(e)           Filing of Certificate of Amendment.  A Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation (or, in lieu thereof, a new Amended and Restated Certificate of Incorporation) containing the amendments to the Company’s Amended and Restated Certificate of Incorporation described on Exhibit I hereto (the “Charter Amendment”) shall have been duly filed by the Company with the Secretary of State of the State of Delaware in accordance with the DGCL, and the Purchasers shall have received evidence of such filing in form and substance reasonably satisfactory to the Purchasers.

(f)           Company Deliverables.  The Company shall have delivered the Company Deliverables in accordance with Section 2.2(c).

(g)           First Unit Closing.  The First Unit Closing shall have occurred.

(h)           Compliance Certificate.  The Company shall have delivered to such Purchaser a certificate, dated as of the Common Equity Closing Date and signed by its Chief Executive Officer or its Chief Financial Officer, certifying to the fulfillment of the conditions specified in Sections 5.5(a), (b), (d), (e) and (f) in the form attached hereto as Exhibit H.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

36.

(i)           Board of Directors.  Upon the Common Equity Closing, the authorized size of the Board shall be nine (9) members, of which five (5) members shall be designated by the Purchasers to the extent required by the Investor Rights Agreement.

5.6           Conditions Precedent to the Obligations of the Company to Sell Common Stock at the Common Equity Closing.  The Company’s obligation to sell and issue the Common Stock at the Common Equity Closing to each Purchaser is subject to the fulfillment to the satisfaction of the Company on or prior to the Common Equity Closing Date of the following conditions, any of which may be waived by the Company:

(a)           Representations and Warranties.  The representations and warranties made by such Purchaser in Section 3.2 hereof shall be true and correct in all material respects as of the date when made, and as of the Common Equity Closing Date as though made on and as of such date, except for representations and warranties that speak as of a specific date, which shall have been true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of such date.

(b)           Performance.  Such Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to the Common Equity Closing Date.

(c)           No Legal Restraint.  No Legal Restraint shall have been enacted, entered, promulgated or endorsed by any Governmental Authority of competent jurisdiction that remains in effect and prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d)           Consents and Approvals.  The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Common Stock at the Common Equity Closing (including, without limitation, all Required Approvals and any other necessary regulatory and third party consents and approvals), all of which shall be and remain so long as necessary in full force and effect.

(e)           Purchaser Deliverables.  Such Purchaser shall have delivered its Purchaser Deliverables in accordance with Section 2.2(e).

ARTICLE VI.
TERMINATION

6.1           Termination Prior to the First Unit Closing.  This Agreement and the purchase and sale of the Units at the First Unit Closing may be terminated at any time following the Execution Date and prior to the First Unit Closing:

(a)           by mutual written consent of the Company and the Majority Purchasers;

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

37.

(b)           by the Lead Purchasers or the Company, if (i) the First Unit Closing shall not have been consummated on or prior to April 30, 2009 or such other date, if any, as the Lead Purchasers and the Company may agree in writing; or (ii) any Legal Restraint (which Legal Restraint the parties hereto shall have used all commercially reasonable efforts to resist, resolve or lift, as applicable) permanently restraining, enjoining or otherwise prohibiting consummation of the First Unit Closing shall become final and non-appealable, provided that the right to terminate this Agreement pursuant to this Section 6.1(b) shall not be available to any party hereto whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, with respect to clauses (i) above, the failure of the First Unit Closing to be consummated or, with respect to clause (ii) above, such Legal Restraint having been issued; or

(c)           by the Company, if the Board authorizes the Company, subject to complying with the terms of this Agreement, to accept (or to enter into a written agreement for a transaction constituting) a Superior Proposal, provided that (i) the Company notifies each Purchaser, in writing and at least five (5) Business Days prior to such termination, of its intention to terminate this Agreement to accept (or to enter into a written agreement for a transaction constituting) a Superior Proposal; and (ii) the Purchasers do not make prior to such termination a binding, unconditional offer that the Board determines, in good faith after consultation with its financial advisor, is at least as favorable to the stockholders of the Company as such Superior Proposal, it being understood that the Company shall not enter into any such binding agreement during such five (5) Business Day period.

6.2           Effect of Termination.

(a)           In the event that this Agreement is validly terminated as provided herein, then neither the Company nor the Purchasers shall have any further obligation or liability (including arising from such termination) to the other, and no Purchaser will have any liability to any other Purchaser under the Transaction Documents as a result therefrom; provided, however, that nothing in this Section 6.2 shall be deemed to release any party from any liability for any willful breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.  In the event that this Agreement is validly terminated as provided herein, the Company shall promptly notify all non-terminating Purchasers.

(b)           The provisions of Article I (Definitions), Section 4.8 (Indemnification), this Section 6.2, and Article VII (Miscellaneous) shall survive any termination of this Agreement pursuant to Section 6.1 hereof.

ARTICLE VII.

MISCELLANEOUS

7.1           Fees and Expenses.  The Company shall reimburse the Lead Purchasers for all reasonable legal fees and expenses incurred in connection with the Lead Purchasers’ negotiation, execution, delivery and performance of this Agreement and the other Transaction Documents (and any amendments, modifications or waivers thereto), provided that the Company shall not be required to reimburse such fees and expenses in excess of two hundred thousand dollars ($200,000.00) in the aggregate, unless a higher amount is mutually agreed to by the Company and the Lead Purchasers in writing.  The Company shall also reimburse the Lead Purchasers for all reasonable legal fees and expenses incurred in connection with their participation and investment in the Common Equity Closing or an Alternative Common Stock Financing, as the case may be, provided that the Company shall not be required to reimburse such fees and expenses in excess of one hundred thousand dollars ($100,000.00) in the aggregate, unless a higher amount is mutually agreed to by the Company and the Lead Purchasers in writing.  Subject to the foregoing limitations, such fees and expenses shall be reimbursed by the Company within ten (10) days following receipt of a written invoice documenting in reasonable detail such fees and expenses of the Lead Purchasers.  Except as provided above, the Company and the Purchasers shall each pay the fees and expenses of their respective advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party in connection with the preparation, negotiation, execution, delivery and performance of this Agreement and the other Transaction Documents.  The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Securities to the Purchasers, and shall pay the Placement Agent Fees and any other placement agent fees in connection with the transactions contemplated by this Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

38.

7.2           Entire Agreement.  The Transaction Documents, together with the Exhibits and Schedules hereto and thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

7.3           Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section 7.3 prior to 5:00 p.m., Pacific Time, on a Trading Day, except in the event that the recipient is located outside the United States, in which case notice shall be deemed given and effective on the next Trading Day after the date of transmission, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:00 p.m., Pacific Time, on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, or in the event the recipient is located outside the United States, five (5) Trading Days following the date of mailing, if sent by internationally recognized overnight courier service with next day delivery specified, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as follows:

(a)          If to the Company:

Sunesis Pharmaceuticals, Inc.
395 Oyster Point Boulevard, Suite 400
South San Francisco, CA 94080
Telephone No.: (650) 266-3500
Facsimile No.:  (650) 266-3530
Attention:  Chief Financial Officer

With a copy to (which shall not constitute notice):

Cooley Godward Kronish LLP
Five Palo Alto Square
3000 El Camino Real
Palo Alto, California 94306-2155
Telephone No.:  (650) 843-5180
Facsimile No.:  (650) 849-7400
Attention:  Suzanne Sawochka Hooper, Esq.

(b)          If to a Purchaser:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

39.

To the address set forth under such Purchaser’s name on the signature page hereof.

(c)           If to the Lead Purchasers:

Bay City Capital L.P.
750 Battery Street, Suite 400
San Francisco, CA 94111
Telephone No.:  (415) 676-3830
Facsimile No.:  (415) 837-0503
Attention:  Dayton Misfeldt

Alta Partners
One Embarcadero Center
37th Floor
San Francisco, CA  94111
Telephone No: (415) 362-4022
Facsimile No.: (415) 362-6178
Attention:  Hilary Strain

With a copy to (which shall not constitute notice):

Latham & Watkins LLP
140 Scott Drive
Menlo Park, California 94025
Telephone No.:  (650) 328-4600
Facsimile No.:  (650) 463-2600
Attention:  Alan C. Mendelson, Esq.
Linda J. Lorenat, Esq.

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

7.4           Amendments; Waivers; No Additional Consideration.  No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser or Purchasers holding or having the right to acquire, at the time of such amendment, at least a majority-in-interest of the total Unit Shares or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.  Each Purchaser acknowledges that the Purchaser or Purchasers  holding or having the right to acquire, at the time of such amendment, at least a majority-in-interest of the total Unit Shares have the power to bind all of the Purchasers.

7.5           Construction.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.  This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

40.

7.6           Successors and Assigns.  The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns.  This Agreement, or any rights or obligations hereunder, may not be assigned by the Company without the prior written consent of the Purchasers holding or having the right to acquire, at the time of such consent to assignment, at least a majority-in-interest of the total Unit Shares.  Any Purchaser may assign its rights hereunder in whole or in part to any Person to whom such Purchaser assigns or transfers any Securities in compliance with the Transaction Documents and applicable law, provided such transferee shall agree in writing to be bound, with respect to the transferred Securities, by the terms and conditions of this Agreement that apply to the “Purchasers.”  In addition, any Purchaser may assign its rights or obligations to purchase the Securities that the Purchaser has agreed to purchase at each Closing, in whole or part, to an Affiliate, subject to the written consent of the Company and the Majority Purchasers, which consent shall not be unreasonably withheld.

7.7           No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that the Placement Agent shall be entitled to rely on Sections 3.1 and 3.2 hereof.

7.8           Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof.    Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR AGENT AND THE PURCHASERS ENTERING INTO THIS AGREEMENT.

7.9           Survival.  The representations and warranties contained herein shall survive each of the First Unit Closing, the Second Unit Closing and Common Equity Closing and shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or the Purchasers or any person controlling any of them and shall survive delivery of and payment for the Securities.  The agreements and covenants contained herein shall survive for the applicable statute of limitations.

7.10           Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

41.

7.11          Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

7.12          Replacement of Securities.  If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company and, with respect to Shares, the Transfer Agent for any losses in connection therewith or, if required by the Transfer Agent, a bond in such form and amount as is required by the Transfer Agent.  If a replacement certificate or instrument evidencing any Securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

7.13          Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

7.14          Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in any Transaction Document to a number of shares or a price per share shall be deemed to be amended to appropriately account for such event.

7.15          Independent Nature of Purchasers’ Obligations and Rights.  The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document.  The decision of each Purchaser to purchase and/or acquire Securities pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser and any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statement or opinions.  Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents.  The Company acknowledges that each of the Purchasers has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser. The Company’s obligations to each Purchaser under this Agreement are identical to its obligations to each other Purchaser other than such differences resulting solely from the number of Securities purchased by such Purchaser, but regardless of whether such obligations are memorialized herein or in another agreement between the Company and a Purchaser.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

42.

7.16           Waiver of Conflicts.  Each party to this Agreement acknowledges that Company Counsel, outside general counsel to the Company, has in the past performed and is or may now or in the future represent one or more Purchasers or their affiliates in matters unrelated to the transactions contemplated by this Agreement (the “Financing”), including representation of such Purchasers or their affiliates in matters of a similar nature to the Financing.  The applicable rules of professional conduct require that Company Counsel inform the parties hereunder of this representation and obtain their consent.  Company Counsel has served as outside general counsel to the Company and has negotiated the terms of the Financing solely on behalf of the Company.  The Company and each Purchaser hereby (a) acknowledge that they have had an opportunity to ask for and have obtained information relevant to such representation, including disclosure of the reasonably foreseeable adverse consequences of such representation; (b) acknowledge that with respect to the Financing, Company Counsel has represented solely the Company, and not any Purchaser or any stockholder, director or employee of the Company or any Purchaser; and (c) gives its informed consent to Company Counsel’s representation of the Company in the Financing.

 {Signature Pages Follow}

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

43.

IN WITNESS WHEREOF, each of the parties hereto has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

COMPANY:

Sunesis Pharmaceuticals, Inc.

By:	/s/ D. N. Swisher Jr.
Name: Daniel N. Swisher, Jr.
Title: President and Chief Executive Officer

{REMAINDER OF PAGE INTENTIONALLY LEFT BLANK}
{SIGNATURE PAGES FOR PURCHASERS FOLLOW}

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, each of the parties hereto has caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF PURCHASER:	Alta Biopharma Partners III, L.P.
By: Alta Biopharma Management III, LLC

By:	/s/ Edward Hurwitz
Name:	Ed Hurwitz
Title:	Director

First Unit Closing Subscription Amount:	$1,052,777

Second Unit Closing Subscription Amount:	$526,389

Common Equity Closing Subscription Amount:	$3,000,414

Tax ID No.:	[ * ]

Address for Notice:

One Embarcadero Center
37th Floor
San Francisco, CA 94111

Telephone No.:	[ * ]

Facsimile No.:	[ * ]

Attention:	[ * ]

Delivery Instructions:
(if different than above)

c/o  ________________________________________

Street:   _____________________________________

City/State/Zip: _______________________________

Attention: ___________________________________

Telephone No.: ______________________________

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.

IN WITNESS WHEREOF, each of the parties hereto has caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF PURCHASER:	Alta Biopharma Partners III GmbH & Co. Beteilgungs KG
By: Alta Biopharma Management, LLC

By:	/s/ Edward Hurwitz
Name:	Ed Hurwitz
Title:	Director

First Unit Closing Subscription Amount:	$70,703

Second Unit Closing Subscription Amount:	$35,352

Common Equity Closing Subscription Amount:	$201,505

Tax ID No.:	[ * ]

Address for Notice:

One Embarcadero Center
37th Floor
San Francisco, CA 94111

Telephone No.:	[ * ]

Facsimile No.:	[ * ]

Attention:	[ * ]

Delivery Instructions:
(if different than above)

c/o  ______________________________________

Street:   ___________________________________

City/State/Zip: _____________________________

Attention: ________________________________

Telephone No.: ____________________________

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.

IN WITNESS WHEREOF, each of the parties hereto has caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF PURCHASER:	Alta Embarcadero Biopharma Partners III, LLC

By:	/s/ Edward Hurwitz
Name:	Ed Hurwitz
Title:	Manager

First Unit Closing Subscription Amount:	$25,945

Second Unit Closing Subscription Amount:	$12,972

Common Equity Closing Subscription Amount:	$73,943

Tax ID No.:	[ * ]

Address for Notice:

One Embarcadero Center
37th Floor
San Francisco, CA 94111

Telephone No.:	[ * ]

Facsimile No.:	[ * ]

Attention:	[ * ]

Delivery Instructions:
(if different than above)

c/o  ______________________________________

Street:   ___________________________________

City/State/Zip: _____________________________

Attention: ________________________________

Telephone No.: ____________________________

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4.

IN WITNESS WHEREOF, each of the parties hereto has caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF PURCHASER:	Bay City Capital Fund V, L.P.
By: Bay City Capital LLC, its Manager

By:	/s/ Fred Craves
Name:	Fred Craves
Title:	Managing Director

First Unit Closing Subscription Amount:	$2,255,862

Second Unit Closing Subscription Amount:	$1,127,931

Common Equity Closing Subscription Amount:	$6,429,207

Tax ID No.:	[ * ]

Address for Notice:

750 Battery St., #400
San Francisco, CA 94111

Telephone No.:	[ * ]

Facsimile No.:	[ * ]

Attention:	[ * ]

Delivery Instructions:
(if different than above)

c/o  ______________________________________

Street:   ___________________________________

City/State/Zip: _____________________________

Attention: ________________________________

Telephone No.: ____________________________

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.

IN WITNESS WHEREOF, each of the parties hereto has caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF PURCHASER:	Bay City Capital Fund V Co-Investment Fund, L.P.
By: Bay City Capital Management V LLC, its General Partner
By: Bay City Capital LLC, its Manager

By:	/s/ Fred Craves
Name:	Fred Craves
Title:	Managing Director

First Unit Closing Subscription Amount:	$42,989

Second Unit Closing Subscription Amount:	$21,494

Common Equity Closing Subscription Amount:	$122,517

Tax ID No.:	[ * ]

Address for Notice:

750 Battery St., #400
San Francisco, CA 94111

Telephone No.:	[ * ]

Facsimile No.:	[ * ]

Attention:	[ * ]

Delivery Instructions:
(if different than above)

c/o  ______________________________________

Street:   ___________________________________

City/State/Zip: _____________________________

Attention: _________________________________

Telephone No.: _____________________________

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6.

IN WITNESS WHEREOF, each of the parties hereto has caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF PURCHASER:	Opus Point Healthcare Value Fund, L.P.

By:	/s/ Michael Weiss
Name:	Michael S. Weiss
Title:	Manager, Opus Point Healthcare Fund Management, LLC
Investment Manager to the Fund

First Unit Closing Subscription Amount:	$57,471.50

Second Unit Closing Subscription Amount:	$28,735.50

Common Equity Closing Subscription Amount:	$163,793

Tax ID No.:	[ * ]

Address for Notice:

300 E 77th Street
Ste. 7B
New York, NY 10075

Telephone No.:	[ * ]

Facsimile No.:	[ * ]

Attention:	[ * ]

Delivery Instructions:
(if different than above)

c/o  _______________________________________

Street:   ____________________________________

City/State/Zip: _______________________________

Attention: __________________________________

Telephone No.: ______________________________

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7.

IN WITNESS WHEREOF, each of the parties hereto has caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF PURCHASER:	Opus Point Healthcare (Low Net) Fund, L.P.

By:	/s/ Michael Weiss
Name:	Michael S. Weiss
Title:	Manager, Opus Point Healthcare Fund Management, LLC
Investment Manager to the Fund

First Unit Closing Subscription Amount:	$57,471.50

Second Unit Closing Subscription Amount:	$28,735.50

Common Equity Closing Subscription Amount:	$163,793

Tax ID No.:	[ * ]

Address for Notice:

300 E 77th Street
Ste. 7B
New York, NY 10075

Telephone No.:	[ * ]

Facsimile No.:	[ * ]

Attention:	[ * ]

Delivery Instructions:
(if different than above)

c/o  _______________________________________

Street:   ____________________________________

City/State/Zip: _______________________________

Attention: __________________________________

Telephone No.: ______________________________

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

8.

IN WITNESS WHEREOF, each of the parties hereto has caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF PURCHASER:	Merlin Nexus III, LP

By:	/s/ Dominique Selmon
Name:	Dominique Selmon
Title:	Managing Partner

First Unit Closing Subscription Amount:	$689,655

Second Unit Closing Subscription Amount:	$344,828

Common Equity Closing Subscription Amount:	$1,965,517

Tax ID No.:	[ * ]

Address for Notice:

230 Park Ave. Ste. 928
New York, NY 10169

Telephone No.:	[ * ]

Facsimile No.:

Attention:

Delivery Instructions:
(if different than above)

c/o  _______________________________________

Street:   ____________________________________

City/State/Zip: _______________________________

Attention: __________________________________

Telephone No.: ______________________________

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

9.

IN WITNESS WHEREOF, each of the parties hereto has caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF PURCHASER:	Nexus Gemini, LP

By:	/s/ Dominique Selmon
Name:	Dominique Selmon
Title:	Managing Partner

First Unit Closing Subscription Amount:	$482,759

Second Unit Closing Subscription Amount:	$241,379

Common Equity Closing Subscription Amount:	$1,375,862

Tax ID No.:	[ * ]

Address for Notice:

230 Park Ave. Ste. 928
New York, NY 10169

Telephone No.:	[ * ]

Facsimile No.:

Attention:

Delivery Instructions:
(if different than above)

c/o  _______________________________________

Street:   ____________________________________

City/State/Zip: _______________________________

Attention: __________________________________

Telephone No.: ______________________________

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

10.

IN WITNESS WHEREOF, each of the parties hereto has caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF PURCHASER:	Growth Equity Opportunities Fund, LLC
By: New Enterprise Associates 12, L.P., its sole Member
By: NEA Partners 12, L.P., its General Partner
By: NEA 12 GP, LLC, its General Partner

By:	/s/ Charles W. Newhall III
Name:	Charles W. Newhall III
Title:	Manager

First Unit Closing Subscription Amount:	$2,298,851

Second Unit Closing Subscription Amount:	$1,149,425

Common Equity Closing Subscription Amount:	$6,551,724

Tax ID No.:	[ * ]

Address for Notice:

119 St. Paul Street
Baltimore, MD
21202

Telephone No.:	[ * ]

Facsimile No.:	[ * ]

Attention:	[ * ]

Delivery Instructions:
(if different than above)

c/o  _______________________________________

Street:   ____________________________________

City/State/Zip: _______________________________

Attention: __________________________________

Telephone No.: ______________________________

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

11.

IN WITNESS WHEREOF, each of the parties hereto has caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF PURCHASER:	Caxton Advantage Life Sciences Fund, L.P.
By: Caxton Advantage Venture Partners, L.P.,
its Managing General Partner

By:	/s/ Eric W. Roberts
Name:	Eric W. Roberts
Title:	Managing Director

First Unit Closing Subscription Amount:	$574,713

Second Unit Closing Subscription Amount:	$287,356

Common Equity Closing Subscription Amount:	$1,637,931

Tax ID No.:	[ * ]
Address for Notice:

500 Park Avenue
New York, NY 10022

Telephone No.:	[ * ]

Facsimile No.:	[ * ]

Attention:	[ * ]

Delivery Instructions:
(if different than above)

c/o  _______________________________________

Street:   ____________________________________

City/State/Zip: _______________________________

Attention: __________________________________

Telephone No.: ______________________________

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

12.

IN WITNESS WHEREOF, each of the parties hereto has caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF PURCHASER:	ONC General Partner Limited as General Partner of
ONC Partners, LP

By:	/s/ M. Paul
Name:	Martin Paul
Title:	Director

First Unit Closing Subscription Amount:	$1,149,425

Second Unit Closing Subscription Amount:	$574,713

Common Equity Closing Subscription Amount:	$3,275,862

Tax ID No.:	[ * ]

Address for Notice:

26 New Street
St. Helen
Jersey, JE4 8PP

Telephone No.:	[ * ]

Facsimile No.:	[ * ]

Attention:	[ * ]

Delivery Instructions:
(if different than above)

c/o  _______________________________________

Street:   ____________________________________

City/State/Zip: _______________________________

Attention: __________________________________

Telephone No.: ______________________________

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

13.

IN WITNESS WHEREOF, each of the parties hereto has caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF PURCHASER:	Vision Opportunity Master Fund, Ltd.

By:	/s/ Adam Benowitz
Name:	Adam Benowitz
Title:	Director

First Unit Closing Subscription Amount:	$689,655

Second Unit Closing Subscription Amount:	$344,828

Common Equity Closing Subscription Amount:	$1,965,517

Tax ID No.:	[ * ]

Prinicipal Executive Office:

c/o Citi Hedge Fund Services (Cayman) Limited P.O. Box 1748
Cayman Corporate Centre
27 Hospital Road, 5th Floor
Grand Cayman KY1-1109
Cayman Islands

Address for Notice:
c/o Vision Capital Advisors, LLC
Attn: [ * ] OR General Counsel
20 West 55th Street, 5th Floor
New York, NY 10019 USA

Telephone No.:	[ * ]
Facsimile No.:	[ * ]
Attention:	[ * ] OR General Counsel

Delivery Instructions:
(if different than above)
Vision Capital Advisors, LLC
c/o  _Jefferies & Co.___________________________
Street:__520 Madison Ave., Floor 12_______________
City/State/Zip:   New York, NY  10022______________
Attention:  _[ * ]______________________________
Telephone No.: __[ * ]_________________________

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

14.

IN WITNESS WHEREOF, each of the parties hereto has caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF PURCHASER:	Swisher Revocable Trust

By:	/s/ Daniel N. Swisher (trustee)
Name:	Daniel N. Swisher, Jr.
Title:	CEO

First Unit Closing Subscription Amount:	$45,977

Second Unit Closing Subscription Amount:	$22,989

Common Equity Closing Subscription Amount:	$131,034

Tax ID No.:	[ * ]

Address for Notice:

10 Redberry Ridge
Portola Valley, CA 94028

Telephone No.:	[ * ]

Facsimile No.:

Attention:	[ * ]

Delivery Instructions:
(if different than above)

c/o  _______________________________________

Street:_____________________________________

City/State/Zip: _______________________________

Attention: __________________________________

Telephone No.: ______________________________

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

15.

IN WITNESS WHEREOF, each of the parties hereto has caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF PURCHASER:	Bjerkholt/Hahn Family Trust

By:	/s/ Eric Bjerkholt
Name:	Eric Bjerkholt
Title:

First Unit Closing Subscription Amount:	$22,989

Second Unit Closing Subscription Amount:	$11,494

Common Equity Closing Subscription Amount:	$65,517

Tax ID No.:	[ * ]

Address for Notice:

1130 Shattuck Ave.
Berkeley, CA 94707

Telephone No.:	[ * ]

Facsimile No.:

Attention:	[ * ]

Delivery Instructions:
(if different than above)

c/o  _______________________________________

Street:_1130 Shattuck Ave.______________________

City/State/Zip: _Berkeley, CA  94707_______________

Attention: __[ * ]_____________________________

Telephone No.: __[ * ]__________________________

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

16.

IN WITNESS WHEREOF, each of the parties hereto has caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF PURCHASER:	Steven Blake Ketchum

By:	/s/ Steven Blake Ketchum
Name:	Steven Blake Ketchum
Title:

First Unit Closing Subscription Amount:	$22,989

Second Unit Closing Subscription Amount:	$11,494

Common Equity Closing Subscription Amount:	$65,517

Tax ID No.:	[ * ]

Address for Notice:

49 Canoe Brook Lane
Far Hills, NJ 07931-2808

Telephone No.:	[ * ]

Facsimile No.:

Attention:

Delivery Instructions:
(if different than above)

c/o  _______________________________________

Street:______________________________________

City/State/Zip: _______________________________

Attention: __________________________________

Telephone No.: ______________________________

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

17.

EXHIBIT LIST:

Exhibit A:	Form of Certificate of Designation
Exhibit B:	Form of Warrant
Exhibit C:	Form of Investor Rights Agreement
Exhibit D:	Stock Certificate Questionnaire
Exhibit E-1:	Form of Opinion of Company Counsel (First Unit Closing and Second Unit Closing)
Exhibit E-2:	Form of Opinion of Company Counsel (Common Equity Closing)
Exhibit F:	Irrevocable Transfer Agent Instructions
Exhibit G:	Form of Secretary’s Certificate
Exhibit H:	Form of Officer’s Certificate
Exhibit I:	Description of Charter Amendments
Exhibit J:	Terms of Employee Retention Plan
Schedule I:	Purchaser Subscription Amounts

EXHIBIT A

CERTIFICATE OF DESIGNATION
OF THE SERIES A PREFERRED STOCK
OF
SUNESIS PHARMACEUTICALS, INC.

Pursuant to Section 151 of the
General Corporation Law of the State of Delaware

The undersigned, Daniel N. Swisher, Jr., hereby certifies that:

ONE:         The name of this corporation is Sunesis Pharmaceuticals, Inc. (the “Company” or the “Corporation”) and the date of filing the original Certificate of Incorporation of this Corporation with the Secretary of State of the State of Delaware is February 10, 1998.

TWO:       He is the duly elected and acting President and Chief Executive Officer of this Corporation.

THREE:       The Amended and Restated Certificate of Incorporation of the Company filed with the Secretary of State of the State of Delaware on September 14, 2005 (the “Restated Certificate”) authorizes a class of stock designated Preferred Stock (the “Preferred Stock”), comprising five million (5,000,000) shares, and provides that such Preferred Stock may be issued from time to time in one or more series, and vests authority in the Board of Directors of the Company (the “Board of Directors”) to fix or alter the powers, preferences, rights, restrictions and other matters granted to or imposed upon any wholly unissued series of the Preferred Stock.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1

FOUR:          Pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware and the authority vested in the Board of Directors by the Restated Certificate, the Board of Directors does hereby provide for the creation of one series of the Preferred Stock, one hundredth of one cent ($0.0001) par value per share, of the Company, and to the extent that the voting powers and the designations, preferences and relative, participating, optional or other special rights thereof and the qualifications, limitations or restrictions of such rights have not been set forth in the Restated Certificate, does hereby fix the same as follows:

A.            Series A Preferred Stock.  Five million (5,000,000) of the authorized shares of Preferred Stock are hereby designated “Series A Preferred Stock” (the “Series A Preferred”). The powers, preferences, rights, restrictions and other matters relating to the Series A Preferred are as follows:

1.           Dividend Rights.  The holders of the shares of Series A Preferred shall be entitled to participate, when, as and if declared by the Board of Directors out of funds legally available for the purpose, on an as-converted basis with respect to any dividends payable to the holders of Common Stock.

2.           Voting Rights.

a.           General Rights.  Except as otherwise provided herein or as required by law, the Series A Preferred shall vote together with the shares of Common Stock on all matters and not as a separate class, at any annual or special meeting of stockholders of the Company, and may act by written consent in the same manner as the Common Stock, in either case upon the following basis: each holder of shares of Series A Preferred shall be entitled to such number of votes as shall be equal to the whole number of shares of Common Stock into which such holder’s aggregate number of shares of Series A Preferred are convertible (pursuant to Section 4 hereof) as of the close of business on the record date fixed for such meeting or the effective date of such written consent.

b.           Separate Vote of Series A Preferred. For so long as at least two hundred and fifty thousand (250,000) shares of Series A Preferred (subject to adjustment for any stock split, reverse stock split or other similar event affecting the Series A Preferred after the filing date hereof) remain outstanding, in addition to any other vote or consent required herein or by law, the vote or written consent of the holders of at least a majority of the outstanding Series A Preferred (the “Requisite Holders”) shall be necessary for effecting or validating the following actions (whether by merger, recapitalization or otherwise):

(i)           Any Change of Control (as defined in Section 3 below);

(ii)          Any declaration or payment of dividends on the Company’s capital stock;

(iii)         Any distribution of cash, securities or other property of the Company to any of its security holders, other than in the ordinary course of business consistent with past practice;

(iv)          Any redemption of securities of the Company;

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2

(v)           Any amendment of the Company’s Certificate of Incorporation or Bylaws;

(vi)          Any voluntary liquidation, dissolution or winding up of the Company;

(vii)        Any creation (by reclassification or otherwise) or authorization of a new class or series of shares having rights, preferences or privileges senior to or on parity with the Series A Preferred;

(viii)       Any issuance of Common Stock (a “Common Stock Financing”); provided, however, that no consent of the Series A Preferred shall be required pursuant to this paragraph (viii) for the Common Equity Closing (as such term is defined in that certain Securities Purchase Agreement, dated March 31, 2009, by and between the Company and the other parties thereto (as amended from time to time, the “Purchase Agreement”)) and the other transactions contemplated by the Purchase Agreement; and provided, further, that no consent of the Series A Preferred shall be required under this paragraph (viii) for any Common Stock Financing that (A) provides aggregate gross cash proceeds to the Company equal to or greater than the Minimum Aggregate Common Equity Subscription Amount (as such term is defined in the Purchase Agreement) and (B) has a purchase price per share of Common Stock equal to or greater than $0.44 per share, subject to adjustment for any stock dividends, combinations, splits, recapitalizations and the like; notwithstanding the foregoing, this paragraph (viii) shall automatically terminate and be of no force or effect upon the earlier of (I) receipt by the Company of the Non-Participation Notice (as such term is defined in the Purchase Agreement), (II) January 15, 2010, if the Cash Balance Notice (as such term is defined in the Purchase Agreement) reflects a Cash (as such term is defined in the Purchase Agreement) balance of less than $4.0 million as of January 8, 2010 and no Purchaser Put Notice (as such term is defined in the Purchase Agreement) is delivered to the Company on or before January 15, 2010, (III) December 31, 2010, if no Cash Balance Notice delivered prior to such date reflects a Cash balance less than $4.0 million, and (IV) five (5) Trading Days following the delivery to the Lead Purchasers (as such term is defined in the Purchase Agreement) of a Cash Balance Notice reflecting a Cash balance of the Company of less than $4.0 million and no Purchaser Put Notice is delivered.

(ix)         Any issuance of shares of capital stock of the Company, other than a Common Stock Financing or pursuant to the Purchase Agreement, incurrence of indebtedness (whether or not convertible into shares of capital stock of the Company) or grant of any security interest in the Company (or any subsidiary thereof) or their respective assets;

(x)          Any increase or decrease in the authorized number of shares of Series A Preferred; or

(xi)         Any amendment of the rights, preferences or privileges of the Series A Preferred.

3.           Liquidation Rights.

a.            Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any Common Stock, the holders of Series A Preferred shall be entitled to be paid out of the assets of the Company legally available for distribution, or the consideration received in such transaction, an amount per share of Series A Preferred equal to $10.35 plus all declared and unpaid dividends on such Series A Preferred for each share of Series A Preferred held by them (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares after the filing date hereof).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3

b.            After the payment of the full liquidation preference of the Series A Preferred as set forth in Section 3(a) above, the remaining assets of the Company legally available for distribution (or the consideration received in such transaction), if any, shall be distributed ratably to the holders of the Common Stock.

c.            Unless otherwise waived by the Requisite Holders at such time as a Change of Control is approved pursuant to Section 2(b) above, a Change of Control shall be deemed a liquidation for purposes of this Section 3. A “Change of Control” shall mean and consist of any of the following events:

(i)          Any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization own less than 50% of the voting power of the surviving entity immediately after such consolidation, merger or reorganization; or any transaction or series of related transactions to which the Company is a party in which in excess of fifty percent (50%) of the Company’s voting power is transferred other than the sale of equity securities issued pursuant to the Purchase Agreement (an “Acquisition”); or

(ii)         A sale, exclusive license or exclusive partnering (in either case, on a worldwide or regional basis) of a majority or more of the assets of the Company (an “Asset Transfer”).

d.            In any of such events specified in Section 3(c), if the consideration received by Company is other than cash, its value will be deemed its fair market value as determined in good faith by the Board of Directors.  Any securities shall be valued as follows:

(i)          Securities not subject to investment letter or other similar restrictions on free marketability covered by (ii) below:

(a)           If traded on a securities exchange or through the NASDAQ Global Market, NYSE or other national stock exchange quotation system, the value shall be deemed to be the average of the closing prices of the securities on such quotation system over the thirty (30) day period ending three (3) days prior to the closing;

(b)           If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the closing; and

(c)           If there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors.

(ii)         The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in (i)(a), (b) or (c) to reflect the approximate fair market value thereof, as determined in good faith by the Board of Directors.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4

e.            If, upon any such liquidation, dissolution, or winding up, the assets of the Company (or the consideration received in such transaction) shall be insufficient to make payment in full to all holders of Series A Preferred of the liquidation preference set forth in Section 3(a) above, then such assets (or consideration) shall be distributed among the holders of Series A Preferred at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled with respect to their shares of Series A Preferred, and, immediately following any such distribution, the Series A Preferred shall be cancelled.

4.           Conversion Rights.

The holders of the Series A Preferred shall have the following rights with respect to the conversion of the Series A Preferred into shares of Common Stock (the “Conversion Rights”):

a.            Optional Conversion.  Subject to and in compliance with the provisions of this Section 4, any shares of Series A Preferred may, at the option of the holder, be converted at any time after the “Convertibility Date” into fully-paid and nonassessable shares of Common Stock. The number of shares of Common Stock to which a holder of Series A Preferred shall be entitled upon conversion shall be the product obtained by multiplying the “Series A Preferred Conversion Rate” then in effect (determined as provided in Section 4(b)) by the number of shares of Series A Preferred being converted.  The “Convertibility Date” shall be the earliest to occur of (i) one day following the closing of an Alternative Common Stock Financing (each such term as defined in the Purchase Agreement) or (ii) January 24, 2011.

b.            Series A Preferred Conversion Rate.  The conversion rate in effect at any time for conversion of the Series A Preferred (the “Series A Preferred Conversion Rate”) shall be the quotient obtained by dividing the Original Issue Price by the “Series A Preferred Conversion Price,” calculated as provided in Section 4(c); provided, however, that in the event of a Special Mandatory Conversion (as defined below), the Series A Preferred Conversion Rate shall be as set forth in Section 4(m)(i) below.   The “Original Issue Price” of the Series A Preferred shall be $2.20 (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares after the filing date hereof).

c.            Series A Preferred Conversion Price.  The conversion price for the Series A Preferred shall initially be equal to $0.22 (the “Series A Preferred Conversion Price”).  Such initial Series A Preferred Conversion Price shall be adjusted from time to time in accordance with this Section 4.  All references to the Series A Preferred Conversion Price herein shall mean the Series A Preferred Conversion Price as so adjusted.

d.            Mechanics of Conversion.  Each holder of Series A Preferred who desires to convert the same into shares of Common Stock pursuant to this Section 4 shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or any transfer agent for the Series A Preferred, and shall give written notice to the Company at such office that such holder elects to convert the same.  Such notice shall state the number of shares of Series A Preferred being converted.  Thereupon, the Company shall promptly (which shall be no later than three (3) business days) issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled and pay (i) in cash or, to the extent sufficient funds are not then legally available therefor, in Common Stock (at the Common Stock’s Fair Market Value calculated as of the date of such conversion), any declared and unpaid dividends on the shares of Series A Preferred being converted, and (ii) in cash (at the Common Stock’s Fair Market Value calculated as of the date of conversion) the value of any fractional share of Common Stock otherwise issuable to any holder of Series A Series Preferred.  Such conversion shall be deemed to have been made at the close of business on the date of such surrender of the certificates representing the shares of Series A Preferred to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date. The “Fair Market Value” of the Common Stock as of the date of the conversion shall be determined as follows:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5

(i)           If traded on a securities exchange or through the NASDAQ Global Market, NYSE or other national stock exchange quotation system, the value shall be deemed to be the average of the closing prices of the securities on such quotation system over the thirty (30) day period ending three (3) days prior to the conversion;

(ii)          If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the conversion; and

(iii)         If there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors.

e.            Adjustment for Stock Splits and Combinations.  If the Company shall at any time or from time to time after the date that the first share of Series A Preferred is issued (the “Original Issue Date”) effect a subdivision of the outstanding Common Stock without a corresponding subdivision of the Preferred Stock, the Series A Preferred Conversion Price in effect immediately before that subdivision shall be proportionately decreased.  Conversely, if the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock into a smaller number of shares without a corresponding combination of the Preferred Stock, the Series A Preferred Conversion Price in effect immediately before the combination shall be proportionately increased.  Any adjustment under this Section 4(e) shall become effective at the close of business on the date the subdivision or combination becomes effective.

f.            Adjustment for Common Stock Dividends and Distributions.  If the Company at any time or from time to time after the Original Issue Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, in each such event the Series A Preferred Conversion Price that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Series A Preferred Conversion Price then in effect by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (ii) the denominator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series A Preferred Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Series A Preferred Conversion Price shall be adjusted pursuant to this Section 4(f) to reflect the actual payment of such dividend or distribution.

g.            Adjustments for Other Dividends and Distributions.  If the Company at any time or from time to time after the Original Issue Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock, in each such event provision shall be made so that the holders of the Series A Preferred shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of other securities of the Company which they would have received had their Series A  Preferred been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 4 with respect to the rights of the holders of the Series A Preferred or with respect to such other securities by their terms.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6

h.           Adjustment for Reclassification, Exchange and Substitution.  If at any time or from time to time after the Original Issue Date, the Common Stock issuable upon the conversion of the Series A Preferred is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than an Acquisition or Asset Transfer as defined in Section 3 above or a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 4), in any such event each holder of Series A Preferred shall then have the right to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the maximum number of shares of Common Stock into which such shares of Series A Preferred could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

i.             Reorganizations, Mergers or Consolidations.  If the Company at any time or from time to time after the Original Issue Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock, in each such event provision shall be made so that the holders of the Series A Preferred shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of other securities of the Company which they would have received had their Series A Preferred been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 4 with respect to the rights of the holders of the Series A Preferred or with respect to such other securities by their terms.

j.            Certificate of Adjustment.  In each case of an adjustment or readjustment of the Series A Preferred Conversion Price for the number of shares of Common Stock or other securities issuable upon conversion of the Series A Preferred, if the Series A Preferred is then convertible pursuant to this Section 4, the Company, at its expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of Series A Preferred at the holder’s address as shown in the Company’s books.  The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (i) the Series A Preferred Conversion Price at the time in effect and (ii) the number of shares of Common Stock and the type and amount, if any, of other property which at the time would be received upon conversion of the Series A Preferred.

k.           Notices of Record Date.  Upon (i) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any Acquisition (as defined in Section 3) or other capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, or any Asset Transfer (as defined in Section 3), or any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall mail to each holder of Series A Preferred at least twenty (20) days prior to the record date specified therein (or such shorter period approved by the holders of a majority of the outstanding Series A Preferred) a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such Acquisition, reorganization, reclassification, Asset Transfer, dissolution, liquidation or winding up is expected to become effective, and (C) the date, if any, that is to be fixed as to when the holders of record of Series A Preferred (or other securities) shall be entitled to exchange their shares of Series A Preferred (or other securities) for securities or other property deliverable upon such Acquisition, reorganization, reclassification, Asset Transfer, dissolution, liquidation or winding up.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7

l.            Automatic Conversion.

(i)           Each share of Series A Preferred shall automatically be converted into shares of Common Stock, based on the then-effective Series A Preferred Conversion Price, upon the earlier of: (A) the affirmative election of the Requisite Holders, or (B) the date, at any time following the closing of an Alternative Common Stock Financing, on which the per share fair market value (or the per share Closing Bid Price (as defined in the Purchase Agreement) if the Common Stock is quoted on the NASDAQ Global Market, NYSE or other national stock exchange quotation system) of the Common Stock has been equal to at least $0.66 on each trading day over a period of thirty (30) consecutive trading days and with an average daily trading volume during such thirty (30) consecutive trading days equal to or greater than two hundred thousand (200,000) shares, in either case, subject to adjustment for any stock dividends, combinations, splits, recapitalizations and the like, as reported by such exchange, or (C) the Common Equity Closing Date (as defined in the Purchase Agreement).  Upon such automatic conversion, any declared and unpaid dividends shall be paid in accordance with the provisions of Section 4(d).

(ii)          Upon the occurrence of either of the events specified in Section 4(l)(i) above, the outstanding shares of Series A Preferred shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless the certificates evidencing such shares of Series A Preferred are either delivered to the Company or its transfer agent as provided below, or the holder notifies the Company or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates. Upon the occurrence of such automatic conversion of the Series A Preferred, the holders of Series A Preferred shall surrender the certificates representing such shares at the office of the Company or any transfer agent for the Series A Preferred.  Thereupon, there shall be issued and delivered to such holder promptly (which shall be no later than three (3) business days) at such office and in its name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of Series A Preferred surrendered were convertible on the date on which such automatic conversion occurred, and any declared and unpaid dividends shall be paid in accordance with the provisions of Section 4(d).

m.          Special Mandatory Conversion.

(i)           If a holder of Series A Preferred fails to purchase all or a portion of its Pro Rata Amount (as defined below) of the shares of Common Stock required to be purchased by such holder at the Common Equity Closing pursuant to the Purchase Agreement (the “Common Equity Closing”), then the Applicable Portion (as defined below) of the shares of Series A Preferred Stock held by such holder shall be automatically, without any further action on the part of the Company or such holder, converted into shares of Common Stock at an adjusted Series A Preferred Conversion Rate equal to one (1), subject to any adjustments that may have been made under Sections 4(e) through 4(i) hereof between the issuance of the Series A Preferred and the Common Equity Closing. Such conversion is referred to as a “Special Mandatory Conversion.”

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

8

(ii)         Upon a Special Mandatory Conversion, each holder of shares of Series A Preferred converted pursuant to Section 4(m)(i) shall be sent written notice of such Special Mandatory Conversion.  Such shares of Series A Preferred shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless the certificates evidencing such shares of Series A Preferred are either delivered to the Company or its transfer agent as provided below, or the holder notifies the Company or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates.  Upon the occurrence of such automatic conversion of the Series A Preferred, the holders of Series A Preferred shall surrender the certificates representing such shares at the office of the Company or any transfer agent for the Series A Preferred.  Thereupon, there shall be issued and delivered to such holder promptly (which shall be no later than three (3) business days) at such office and in its name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of Series A Preferred surrendered were convertible pursuant to Section 4(m)(i) above.

(iii)        Definitions.

(a)           “Pro Rata Amount” shall mean, with respect to any holder of Series A Preferred Stock, the maximum number of shares of Common Stock that such holder is required to purchase at the Common Equity Closing as set forth in the Purchase Agreement.

(b)           “Applicable Portion” shall mean, with respect to any holder of shares of Series A Preferred Stock, a number of shares of Series A Preferred Stock calculated by multiplying the aggregate number of shares of Series A Preferred Stock held by such holder immediately prior to the Common Equity Closing by a fraction, the numerator of which is equal to the amount, if positive, by which such holder’s Pro Rata Amount exceeds the number of shares of Common Stock actually purchased by such holder in such Common Equity Closing, and the denominator of which is equal to such holder’s Pro Rata Amount.

n.           Fractional Shares.  No fractional shares of Common Stock shall be issued upon conversion of Series A Preferred. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series A Preferred by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share.  If, after the aforementioned aggregation, the conversion would result in the issuance of any fractional share, the Company shall, in lieu of issuing any fractional share, pay cash equal to the product of such fraction multiplied by the Common Stock’s Fair Market Value (calculated as of the date of conversion).

o.            Reservation of Stock Issuable Upon Conversion.  The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred.  If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

9

p.            Notices.  Any notice required by the provisions of this Section 4 shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or in the event the party being notified is outside the United States, ten (10) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with verification of receipt, or in the event the party being notified is outside the United States, five (5) business days after deposit with an internationally recognized overnight courier, specifying next day delivery, with verification of receipt.  All notices shall be addressed to each holder of record at the address of such holder appearing on the books of the Company.

q.            Payment of Taxes.  The Company will pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of shares of Series A Preferred, excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series A Preferred so converted were registered.

5.            Redemption.  The Series A Preferred shall not be redeemable by the Company.

6.            No Reissuance of Series A Preferred.  No share or shares of Series A Preferred acquired by the Company shall be reissued.

FIVE:            The foregoing Certificate of Designation has been duly approved by the Board of Directors.

* * * * *

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

10

In Witness Whereof, Sunesis Pharmaceuticals, Inc. has caused this Certificate of Designation to be signed by its President and Chief Executive Officer this ___ day of April, 2009.

Sunesis Pharmaceuticals, Inc.

By:
Daniel N. Swisher, Jr.
President and Chief Executive Officer

11

EXHIBIT B

NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OR CONVERSION OF THESE SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED EXCEPT AS PROVIDED BY ARTICLE IV OF THAT CERTAIN SECURITIES PURCHASE AGREEMENT, DATED AS OF MARCH [__], 2009, BY AND AMONG SUNESIS PHARMACEUTICALS, INC. AND THE PURCHASERS IDENTIFIED ON THE SIGNATURE PAGES THERETO.

WARRANT NO. CSW-___	NUMBER OF SHARES: ____________
DATE OF ISSUANCE: [___________], 2009	(subject to adjustment)
VOID AFTER [___________], 200__

WARRANT TO PURCHASE SHARES OF COMMON STOCK

Sunesis Pharmaceuticals, Inc.

This Certifies That, for value received, [____], or its permitted registered assigns (the “Holder”), is entitled to subscribe for and purchase at the Exercise Price (defined below) from Sunesis Pharmaceuticals, Inc., a Delaware corporation (the “Company”), up to [____] shares of the common stock of the Company, par value $0.0001 per share (the “Common Stock”).  This warrant is one of a series of warrants issued by the Company as of the date hereof (individually, a “Warrant,” and collectively, the “Warrants”) pursuant to that certain Securities Purchase Agreement between the Company and each of the Purchasers that is a party thereto, dated as of March 31, 2009 (the “Purchase Agreement”).

1.           Definitions.  Capitalized terms used herein but not otherwise defined herein shall have their respective meanings as set forth in the Purchase Agreement.  As used herein, the following terms shall have the following respective meanings:

(A)           “Eligible Market” means any of The NASDAQ Global Market, The NASDAQ Global Select Market or The NASDAQ Capital Market.

(B)           “Exercise Period” shall mean the period ending seven (7) years from the date hereof, unless sooner terminated as provided below.

(C)           “Exercise Price” shall mean $0.22 per share, subject to adjustment pursuant to Section 4 below.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1

(D)           “Exercise Shares” shall mean the shares of Common Stock issuable upon exercise of this Warrant.

(E)           “Fundamental Transaction” means (i) any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization own less than 50% of the voting power of the surviving entity immediately after such consolidation, merger or reorganization, or the Common Stock is converted into or exchanged for securities, cash or other property (ii) any transaction or series of related transactions to which the Company is a party in which in excess of 50% of the Company’s voting power is transferred other than the sale of equity securities issued pursuant to the Purchase Agreement or (iii) any sale, exclusive license or exclusive partnering (in either case, on a worldwide or regional basis) of a majority or more of the assets of the Company.

(F)           “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(G)           “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(H)           “Successor Entity” means the Person (or, if so elected by the Holder, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Holder, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(I)           “Trading Day” shall mean (a) any day on which the Common Stock is listed or quoted and traded on its primary Trading Market, (b) if the Common Stock is not then listed or quoted and traded on any Eligible Market, then a day on which trading occurs on the OTC Bulletin Board (or any successor thereto), or (c) if trading does not occur on the OTC Bulletin Board (or any successor thereto), any Business Day.

(J)           “Trading Market” shall mean the OTC Bulletin Board or any Eligible Market or any other national securities exchange, market or trading or quotation facility on which the Common Stock is then listed or quoted.

2.           Exercise of Warrant.

2.1          Exercise.  The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth on the signature page hereto (or at such other address as it may designate by notice in writing to the Holder):

(A)          An executed Notice of Exercise in the form attached hereto;

(B)          Payment of the Exercise Price either (i) in cash or by check or (ii) pursuant to Section 2.2 below; and

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2

(C)          This Warrant.

Execution and delivery of the Notice of Exercise shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Exercise Shares, if any.

Certificates for shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder’s prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission system if the Company is a participant in such system, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise within three business days from the delivery to the Company of the Notice of Exercise, surrender of this Warrant and payment of the aggregate Exercise Price as set forth above.  This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company.

The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

Subject to the final sentence of this paragraph, Section 2.3 below and to the extent permitted by law, the Company’s obligations to issue and deliver Exercise Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or entity or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other person or entity of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person or entity, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Exercise Shares.  The Holder shall, subject to the following proviso, have the right to pursue any remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver Exercise Shares upon exercise of this Warrant as required pursuant to the terms hereof; provided, however, that notwithstanding anything to the contrary in this Warrant or in the Purchase Agreement, if the Company is unable to deliver Exercise Shares upon exercise of this Warrant as required pursuant to the terms hereof because the exercise of this Warrant is prior to the Stockholder Approval Date (as defined in Section 2.3 below) and such exercise would result in a violation of the Warrant Exercise Cap, the Company shall have no obligation to pay to the Holder any cash or other consideration or otherwise “net cash settle” this Warrant.

Except for cash in lieu of fractional shares as provided in Section 5, this Warrant may not be settled by the Company for cash to the Holder in lieu of Common Stock.

2.2          Net Exercise.  If during the Exercise Period the fair market value of one share of the Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash or by check, the Holder may, at its election, effect a “net exercise” of this Warrant, in which event, if so effected, the Holder shall receive Exercise Shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company, together with the properly endorsed Notice of Exercise, in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3

X =	Y (A-B)
A

Where X =	the number of Exercise Shares to be issued to the Holder

Y =	the number of Exercise Shares with respect to which this Warrant is being exercised

A =	the Fair Market Value (as defined below) of one share of the Company’s Common Stock (at the date of such calculation)

B =	Exercise Price (as adjusted to the date of such calculation)

For purposes of this Warrant, the “Fair Market Value” of one share of Common Stock shall mean (i) the average of the closing sales prices for the shares of Common Stock on The NASDAQ Global Market or other Eligible Market where the Common Stock is listed or traded as reported by Bloomberg Financial Markets (or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to the Holder if Bloomberg Financial Markets is not then reporting sales prices of such security) (collectively, “Bloomberg”) for the ten (10) consecutive trading days immediately prior to the Exercise Date, or (ii) if an Eligible Market is not the principal Trading Market for the shares of Common Stock, the average of the reported sales prices reported by Bloomberg on the principal Trading Market for the Common Stock during the same period, or, if there is no sales price for such period, the last sales price reported by Bloomberg for such period, or (iii) if neither of the foregoing applies, the last sales price of such security in the over-the-counter market on the pink sheets or bulletin board for such security as reported by Bloomberg, or if no sales price is so reported for such security, the last bid price of such security as reported by Bloomberg or (iv) if fair market value cannot be calculated as of such date on any of the foregoing bases, the fair market value shall be as determined by the Board of Directors of the Company in the exercise of its good faith judgment.

2.3          Limitations On Exercises Subject to Stockholder Approval.  In the event that any exercise pursuant to this Section 2 prior to the date of the Stockholder Approval (as defined below) would result in a Holder becoming the beneficial owner, directly or indirectly, of more than 19.99% of the aggregate ordinary voting power represented by issued and outstanding Capital Stock (the “Warrant Exercise Cap”), notwithstanding anything to the contrary in this Warrant or in the Purchase Agreement, the Company shall have no obligation to issue and deliver Exercise Shares in accordance with the terms hereof unless and until the approval of the requisite holders of the issued and outstanding voting capital stock of the Company shall have been attained as contemplated by the Purchase Agreement (the Stockholder Approval”).

2.4          Issuance Of New Warrants.  Upon any partial exercise of this Warrant, the Company, at its expense, will forthwith and, in any event within five (5) business days, issue and deliver to the Holder a new warrant or warrants of like tenor, registered in the name of the Holder, exercisable, in the aggregate, for the balance of the number of shares of Common Stock remaining available for purchase under this Warrant.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4

2.5          Payment Of Taxes And Expenses.  The Company shall pay any recording, filing, stamp or similar tax which may be payable in respect of any transfer involved in the issuance of, and the preparation and delivery of certificates (if applicable) representing, (i) any Exercise Shares purchased upon exercise of this Warrant and/or (ii) new or replacement warrants in the Holder’s name or the name of any transferee of all or any portion of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance, delivery or registration of any certificates for Exercise Shares or Warrants in a name other than that of the Holder.  The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Exercise Shares upon exercise hereof.

3.           Covenants of the Company.

3.1          Covenants as to Exercise Shares.  The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof.  The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.  If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will use its commercially reasonable efforts to take such corporate action in compliance with applicable law as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

3.2          Notices of Record Date and Certain Other Events.  In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, the Company shall mail to the Holder, at least twenty (20) days prior to the date on which any such record is to be taken for the purpose of such dividend or distribution, a notice specifying such date.  In the event of any voluntary dissolution, liquidation or winding up of the Company, the Company shall mail to the Holder, at least twenty (20) days prior to the date of the occurrence of any such event, a notice specifying such date.  In the event the Company authorizes or approves, enters into any agreement contemplating, or solicits stockholder approval for any Fundamental Transaction, the Company shall mail to the Holder, at least twenty (20) days prior to the date of the closing of such event, a notice specifying such date.  Notwithstanding the foregoing, the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

4.           Adjustment of Exercise Price and Shares.

The Exercise Price and number of Exercise Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 4.

(A)          If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event.  Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5

(B)          If the Company, at any time while this Warrant is outstanding, distributes to holders of Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (in each case, “Distributed Property”), then in each such case the Holder shall be entitled upon exercise of this Warrant for the purchase of any or all of the Exercise Shares, to receive the amount of Distributed Property which would have been payable to the Holder had such Holder been the holder of such Exercise Shares on the record date for the determination of stockholders entitled to such Distributed Property.  The Company will at all times set aside in escrow and keep available for distribution to such holder upon exercise of this Warrant a portion of the Distributed Property to satisfy the distribution to which such Holder is entitled pursuant to the preceding sentence.

(C)          Upon the occurrence of each adjustment pursuant to this Section 4, the Company at its expense will, at the written request of the Holder, promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Exercise Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based.  Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s transfer agent.

5.           Fractional Shares.  No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto.  All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share.  If, after aggregation, the exercise would result in the issuance of a fractional share (a) the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then-current fair market value of an Exercise Share by such fraction and (b) the number of Exercise Shares to be issued will be rounded down to the nearest whole share.

6.           Fundamental Transactions.  The Company shall not enter into or be party to a Fundamental Transaction unless the Successor Entity assumes this Warrant in accordance with the provisions of this Section 6.  Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein. Prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to ensure that the Holder will thereafter have the right to receive upon an exercise of this Warrant at any time after the consummation of the Fundamental Transaction but prior to the Expiration Date, in lieu of the Exercise Shares (or other securities, cash, assets or other property) purchasable upon the exercise of the Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had the Warrant been exercised immediately prior to such Fundamental Transaction, provided, however that in the event of a Corporate Event in which (x) the Common Stock is converted into or exchanged for anything other than solely equity securities, and (y) the common stock of the Successor Entity is publicly traded, then, as part of such Corporate Event, (i) the Holder will thereafter have the right to receive upon an exercise of this Warrant such number of shares of common stock of the Successor Entity as is determined by multiplying (A) the number of shares of Common Stock subject to this Warrant immediately prior to such Corporate Event by (B) a fraction, the numerator of which is the Fair Market Value per share of Common Stock as of immediately prior to the effectiveness of such Corporate Event, and the denominator of which is the fair market value per share of common stock of the Successor Entity, as determined in good faith by the Board of Directors of the Company (using the same principles set forth in the definition of Fair Market Value to the extent applicable), and (ii) the exercise price per share of common stock of the acquiring or surviving company shall be the Exercise Price divided by the fraction referred to in clause (B) above, and in any such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Holder, to the end that the provisions set forth in this Section 6 shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities, cash or other property thereafter deliverable upon the exercise of this Warrant. Provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Holder.  The provisions of this Section 6 shall apply similarly and equally to successive Fundamental Transactions and Corporate Events and shall be applied without regard to any limitations on the exercise of this Warrant.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6

7.            No Stockholder Rights.  Other than as provided in Section 3.2 or otherwise herein, this Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

8.            Transfer of Warrant.  Subject to applicable laws and any restrictions on transfer set forth in the Purchase Agreement, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder.  The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company and its counsel.  Any purported transfer of all or any portion of this Warrant in violation of the provisions of this Warrant shall be null and void.

9.            Lost, Stolen, Mutilated or Destroyed Warrant.  If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.  Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

10.          Notices, Etc.  All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile to the facsimile number specified in writing by the recipient if sent during normal business hours of the recipient on a Trading Day, if not, then on the next Trading Day, (c) the next Trading Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the Company at the address listed on the signature page hereto and to Holder at the applicable address set forth on the applicable signature page to the Purchase Agreement or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other parties hereto.

11.          Acceptance.  Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

12.          Governing Law.  This Warrant and all rights, obligations and liabilities hereunder shall be governed by, and construed in accordance with, the internal laws of the State of California, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7

13.          Amendment or Waiver.  Any term of this Warrant may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the Purchaser or Purchasers holding or having the right to acquire, at the time of such amendment, at least a majority-in-interest of the total Unit Shares then held by any Purchaser.  No waivers of any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.  The Holder acknowledges that the Purchaser or Purchasers holding or having the right to acquire, at the time of such amendment, at least a majority-in-interest of the total Unit Shares then held by any Purchaser have the power to bind all of the Holders.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

8

In Witness Whereof, the Company has caused this Warrant to be executed by its duly authorized officer as of [___________], 2009.

SUNESIS PHARMACEUTICALS, INC.

By:
Name: Daniel N. Swisher, Jr.
Title: President and Chief Executive Officer

Address:	395 Oyster Point Boulevard
Suite 400
South San Francisco, CA 94080

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

9

NOTICE OF EXERCISE

TO:          SUNESIS PHARMACEUTICALS, INC.

(1)                 The undersigned hereby elects to purchase [____] shares of the common stock, par value $0.0001 per share (the “Common Stock”), of SUNESIS PHARMACEUTICALS, INC. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

[_] The undersigned hereby elects to purchase [____] shares of Common Stock of the Company pursuant to the terms of the net exercise provisions set forth in Section 2.2 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

(2)                 Please issue the certificate for shares of Common Stock in the name of:

Print or type name

 Social Security or other Identifying Number

 Street Address

 City State Zip Code

(3)                 If such number of shares shall not be all the shares purchasable upon the exercise of the Warrants evidenced by this Warrant, a new warrant certificate for the balance of such Warrants remaining unexercised shall be registered in the name of and delivered to:

Please insert social security or other identifying number: _____________

(Please print name and address)

Dated:

(Date)
(Signature)

(Print name)

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information.  Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to:

Name:
(Please Print)

Address:
(Please Print)

Dated:           , 20[__]

Holder’s Signature: __________________________

Holder’s Address: ___________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

EXHIBIT C

INVESTOR RIGHTS AGREEMENT

This Investor Rights Agreement (this “Agreement”) is made and entered into as of April 3, 2009, by and among Sunesis Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the several investors signatory hereto (including any successor or assign of any investor signatory hereto, each an “Investor” and, collectively, the “Investors”).

This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof, by and  between the Company and each Investor (the “Purchase Agreement”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each of the Investors agree as follows:

1. Definitions.  Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement.  As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 4(b).

“Common Stock Equivalents” means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Company Notice” shall have the meaning set forth in Section 7(a)(2).

“Effective Date” means the date that a Registration Statement filed pursuant to Section 2(a) is first declared effective by the Commission.

“Effectiveness Deadline” means, with respect to each Initial Registration Statement or New Registration Statement, the earlier of: (i) the ninetieth (90th) calendar day following the applicable Filing Deadline; provided, that, if the Commission reviews and has written comments to a filed Registration Statement, then the Effectiveness Deadline under this clause (i) shall be the one hundred twentieth (120th) calendar day following the applicable Filing Deadline, and (ii) the fifth (5th) Business Day following the date on which the Company is notified by the Commission that the applicable Registration Statement will not be reviewed or is no longer subject to further review and comments and the effectiveness of such Registration Statement may be accelerated; provided, however, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business.

“Effectiveness Period” shall have the meaning set forth in Section 2(b).

“Excluded Securities” means any issuance of (a) securities pursuant to stock splits, stock dividends or similar transactions, (b) Common Stock to employees, consultants, officers or directors of the Company pursuant to any duly-adopted equity incentive or equity compensation plan, to the extent approved by the Board or a committee of non-employee directors established for such purpose, (c) securities upon the exercise, exchange or conversion of any securities issued or issuable under the Purchase Agreement and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise, exchange or conversion price of such securities, or (d) securities issued or issuable in a transaction or series of related transactions in which the Majority Investors have agreed in writing will be excluded from the preemptive rights set forth in Section 7(a).

“Filing Deadline” means, with respect to the Initial Registration Statement required to be filed pursuant to Section 2(a), (i) the forty-fifth (45th) calendar day following (A) the consummation of the Common Equity Closing or (B) the consummation of an Alternative Common Stock Financing, (ii) the sixtieth (60th) calendar day following the delivery of a Non-Participation Notice, or (iii) the earlier of March 31, 2011 or five (5) Business Days following the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 with the Commission, in the event that the Common Equity Closing or an Alternative Common Stock Financing has not been consummated and a Non-Participation Notice has not been delivered on or prior to December 31, 2010; provided, however, that if the Filing Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Filing Deadline shall be extended to the next Business Day on which the Commission is open for business.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.

“FINRA” means the Financial Industry Regulatory Authority, Inc. or any successor entity or entities.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 6(c).

“Indemnifying Party” shall have the meaning set forth in Section 6(c).

“Initial Registration Statement” shall have the meaning set forth in Section 2(a).

“Initiating Holders” shall have the meaning set forth in Section 2(f).

“Investor Designee” shall have the meaning set forth in Section 7(b)(1).

“Issuer Filing” shall have the meaning set forth in Section 3(p).

“Losses” shall have the meaning set forth in Section 6(a).

“Majority Investors” shall have the meaning set forth in Section 7(b)(1).

“New Registration Statement” shall have the meaning set forth in Section 2(a).

“Pro Rata Share” shall have the meaning set forth in Section 7(a)(1).

 “Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the Securities Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” means all of (i) the Conversion Shares, the Warrant Shares and, if issued, the Common Equity Shares and (ii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing, provided, that the Shares shall cease to be Registrable Securities upon the earliest to occur of the following:  (A) sale pursuant to a Registration Statement or Rule 144 under the Securities Act (in which case, only such security sold shall cease to be a Registrable Security); or (B) to the extent all of the Shares held by a Holder may be immediately sold to the public without registration or restriction (including without limitation as to volume by each holder thereof) under the Securities Act, including pursuant to Rule 144 in a single or series of related transactions on a single day.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4.

“Registration Statements” means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement (including without limitation any Initial Registration Statements, New Registration Statements and Remainder Registration Statements), amendments and supplements to such Registration Statements, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statements.

“Remainder Registration Statements” shall have the meaning set forth in Section 2(a).

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff and (ii) the Securities Act, in each case, as reasonably interpreted in good faith upon the mutual agreement of the Company and the Lead Purchasers, or counsel selected by the Lead Purchasers.

“Selling Stockholder Questionnaire” means a questionnaire in the form attached as Annex A hereto, or such other form of questionnaire as may reasonably be adopted by the Company from time to time.

“Special Registration Statement” shall mean a registration statement relating to any employee benefit plan under Form S-8 or similar form or with respect to any corporate reorganization or other transaction under Rule 145 of the Securities Act.

“Suspension Certificate” shall have the meaning set forth in Section 4(a).

“Suspension Period” shall have the meaning set forth in Section 4(a).

“Violations” shall have the meaning set forth in Section 6(a).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.

2. Registration.

(a)           On or prior to the Filing Deadline, the Company shall prepare and file with the Commission a “shelf” Registration Statement covering the resale of all of the then outstanding Registrable Securities or Registrable Securities issuable upon exercise of then outstanding Warrants not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 or, if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Holders may reasonably specify (each, an “Initial Registration Statement”).  Each Initial Registration Statement shall be on Form S-3 (except as provided in Section 2(d) below) subject to the provisions of Section 2(d) and shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” section approved by the Majority Investors.  Notwithstanding the registration obligations set forth in this subsection (a) and subsection (b) of this Section 2, in the event the Commission informs the Company that all of the Registrable Securities required to be included in an Initial Registration Statement cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the Holders thereof and file amendments to the applicable Initial Registration Statement as required by the Commission and/or (ii) withdraw such Initial Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities required to be included in an Initial Registration Statement and permitted to be registered by the Commission, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its commercially reasonable best efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with SEC Guidance, including without limitation, the Manual of Publicly Available Telephone Interpretations D.29.  Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation of the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used commercially reasonable best efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced on a pro rata basis based on the total number of unregistered Shares held by such Holders.  In the event the Company amends an Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statements”).

(b)           The Company shall use its commercially reasonable best efforts to cause each Registration Statement to be declared effective by the Commission as soon as practicable and, with respect to each Initial Registration Statement or New Registration Statement, as applicable, shall cause each Registration Statement to be declared effective by the Commission no later than the Effectiveness Deadline (including filing with the Commission a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act within five (5) Business Days after the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed,” or will not be subject to further review and that the effectiveness of such Registration Statement may be accelerated) and shall, subject to Section 3(c) hereof, use its commercially reasonable best efforts to keep each such Registration Statement continuously effective under the Securities Act until such time as all of the Shares (including any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing) shall cease to be Registrable Securities hereunder (the “Effectiveness Period”).  The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and Prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of Prospectuses, in the light of the circumstances in which they were made) not misleading.  Each Registration Statement shall also cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities.  The Company shall request effectiveness of a Registration Statement as of 5:00 p.m. Eastern Time on the Effective Date.  The Company shall promptly notify the Holders via facsimile or e-mail of the effectiveness of a Registration Statement within one (1) Business Day of the date on which the Company telephonically confirms effectiveness with the Commission, which confirmation shall initially be the date requested for effectiveness of a Registration Statement.  To the extent deemed required under the Securities Act, the Company shall, by 9:30 a.m. Eastern Time on the first Business Day after the Effective Date, file a Rule 424(b) prospectus with the Commission.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6.

(c)           The Company shall not, prior to the Effective Date of the Registration Statements covering the resale of the Registrable Securities issued or issuable at, or upon exercise or conversion of securities issued at, the First Unit Closing, or during the period between the Second Unit Closing and the Effective Date of the Registration Statement covering the resale of the Registrable Securities issued or issuable at, or upon exercise or conversion of securities issued at, the Second Unit Closing, if any, or during the period between the Common Equity Closing and the Effective Date of the Registration Statement covering the resale of the Registrable Securities issued or issuable at the Common Equity Closing, if any, prepare and file with the Commission any registration statement under the Securities Act covering any of its securities other than a registration statement on Form S-8 or Form S-4.

(d)           In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the Holders, including a registration statement on Form S-1, and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that, subject to Section 3 hereof, the Company shall maintain the effectiveness of such Registration Statement that is on a form other than Form S-3 then in effect, until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.

(e)           Each Holder agrees to furnish to the Company a completed Selling Stockholder Questionnaire not less than three (3) Business Days prior to the Initial Filing Deadline and not less than three (3) Business Days prior to the filing of any other Registration Statement.  Each Holder further agrees that it shall not be entitled to be named as a selling securityholder in a Registration Statement until such Holder has returned to the Company a completed and signed Selling Stockholder Questionnaire or use the Prospectus for offers and resales of Registrable Securities until such Holder is identified as a selling security holder in an effective Registration Statement.  If a Holder of Registrable Securities returns a Selling Stockholder Questionnaire after the deadline specified in this Section 2(e), the Company shall take such actions as are required to name such Holder as a selling security holder in the applicable Registration Statement or any pre-effective or post-effective amendment thereto and to include (to the extent not theretofore included) in such Registration Statement the Registrable Securities identified in such late Selling Stockholder Questionnaire. Each Holder acknowledges and agrees that the information in the Selling Stockholder Questionnaire will be used by the Company in the preparation of one or more Registration Statements covering such Holder’s Registrable Securities and hereby consents to the inclusion of such information in such Registration Statements.

(f)           To the extent that in accordance with subsection (a) of this Section 2, the Commission informs the Company that all of the Registrable Securities required to be included in an Initial Registration Statement cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, for so long as that continues to be the case, the following demand provisions shall apply:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7.

1.           If (x) the per share fair market value (or the per share Closing Bid Price of the Common Stock is quoted on the NASDAQ Global Market, NYSE or other national stock exchange quotation system) of the Common Stock has been equal to at least $0.66 for a period of thirty (30) trading days with an average daily trading volume during such thirty (30) trading days equal to or greater than two hundred thousand (200,000) shares, subject to adjustment for any stock dividends, combinations, splits, recapitalizations and the like, as reported by such exchange, and (y) the Company shall receive from the Holders of at least a majority of the Registrable Securities (the “Initiating Holders”) a written request that the Company file a registration statement with respect to the Registrable Securities for an underwritten offering managed by an underwriter of national standing, provided, the anticipated aggregate offering price of the Registrable Securities requested to be so registered shall be equal to or exceed $10,000,000 (prior to the deduction of underwriter discounts or commissions and offering expenses);

then (z) the Company will use commercially reasonable efforts to:

(A)         within ten days of the receipt by the Company of such notice, give written notice of the proposed registration statement to all other Holders of Registrable Securities; and

(B)         as soon as practicable thereafter, effect such registration under the Securities Act as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such Holders’ request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in written requests received by the Company within ten (10) days after delivery of such written notice by the Company.

Notwithstanding the foregoing, the Company shall not be obligated to take any action to effect any such registration pursuant to this subsection (f) of this Section 2:

(A)         In any particular jurisdiction in which the Company would be required to qualify as a foreign corporation, subject itself to taxation in that jurisdiction or execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required under the Securities Act;

(B)         During the period starting with the date sixty (60) days prior to the Company’s good faith estimated date of filing of, and ending on the date six (6) months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a Registration Statement otherwise filed for the benefit of Holders pursuant to this Agreement or a registration statement on Form S-8 or Form S-4 or any successor form(s) thereto), provided that the Company is actively employing in good faith all commercially reasonable efforts to cause such registration statement to become effective;

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

8.

(C)          After the Company has filed two (2) such registrations pursuant to this subsection (f) of this Section (2), and such registrations have been declared or ordered effective;

(D)          If the Initiating Holders are unable to obtain the commitment of a nationally recognized underwriter to firmly underwrite the offering; or

(E)          If the Company shall furnish to the Initiating Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed and it is therefore necessary to defer the filing of such registration statement, then the Company shall have the right to defer such filing for a period not to exceed 60 days from the date of receipt of the written request from the Initiating Holders; provided, however, that the Company shall not exercise such right more than once in any twelve-month period, and the Company shall not register any securities for the account of itself or any other stockholders of the Company during such period (other than a Registration Statement otherwise filed for the benefit of Holders pursuant to this Agreement or a registration statement on Form S-8 or Form S-4 or any successor form(s) thereto).

2.           The right of any Holder to registration pursuant to this subsection (f) of this Section 2 shall be conditioned upon such Holder’s participation in the underwriting arrangements required by this subsection.

3.           The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter. The managing underwriter shall be selected by the Company and shall be reasonably acceptable to the Initiating Holders. Notwithstanding any other provision of this subsection (f) of this Section 2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities  to be distributed through such underwriting. The Company shall so advise all Holders distributing their securities through such underwriting of such limitation, and the number of shares of Registrable Securities that may be included in the registration shall be allocated among all Holders requesting to include Registrable Securities in such registration statement based on the pro rata percentage of Registrable Securities held by such Holders. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or Holders to the nearest 100 shares. In no event shall the number of Registrable Securities underwritten in such a registration be limited unless and until all shares held by persons other than the holders of the Registrable Securities are completely excluded from such offering.

4.      The limitation on the number of registrations under this subsection (f) of this Section 2 shall not apply to any registration in which more than 50% of the Registrable Securities requested by Holders to be included in such registration are excluded pursuant to the preceding paragraph.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

9.

5.           If any Holder of Registrable Securities disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the other Holders participating in such registration statement. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration.

3. Registration Procedures

In connection with the Company’s registration obligations hereunder, the Company shall:

(a)         Not less than five (5) Business Days prior to the filing of a Registration Statement and not less than three (3) Business Days prior to the filing of any related Prospectus or any amendment or supplement thereto (except for annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K and any similar or successor reports), the Company shall furnish to the Holder copies of such Registration Statement, Prospectus or amendment or supplement thereto, as proposed to be filed, which documents will be subject to the review of such Holder.  The Company shall permit a single firm of counsel designated by the Holders of a majority of the Registrable Securities covered by a Registration Statement to review such Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) and use commercially reasonable best efforts to reflect in such documents any comments as such counsel may reasonably propose and will not request acceleration of such Registration Statement without prior notice to such counsel.  The Company shall not file a Registration Statement or any related Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities covered by such Registration Statement shall reasonably and timely object to in good faith.

(b)        Except in circumstances contemplated by Sections 3(c) and 4 below, and as provided therein: (i) prepare and file with the Commission such amendments (including post-effective amendments) and supplements to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period and prepare and file with the Commission such Remainder Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably practicable to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible, provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement but, except as agreed by a Holder, not any comments that would result in the disclosure to the Holders of material and non-public information concerning the Company; and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement until such time as all of such Registrable Securities shall have been disposed of (subject to the terms of this Agreement) in accordance with the intended methods of disposition by the Holders thereof as set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; provided, however, that each Holder shall be responsible for the delivery of the Prospectus to the Persons to whom such Holder sells any of the Shares (including in accordance with Rule 172 under the Securities Act), and each Holder agrees that sales of Registrable Securities pursuant to a Registration Statement shall be in compliance with the plan of distribution described in the applicable Registration Statement and otherwise in compliance with applicable federal and state securities laws. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Exchange Act report which created the requirement for the Company to amend or supplement such Registration Statement was filed.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

10.

(c)         Notify the Holders (which notice shall, pursuant to clauses (iii) through (v) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than three (3) Business Days prior to such filing, in the case of (iii) and (iv) below, not more than one (1) Business Day after such issuance or receipt, and in the case of (v) below, not less than one (1) Business Day after a determination by the Company that the financial statements in any Registration Statement have become ineligible for inclusion therein) and (if requested by any such Person) confirm such notice in writing no later than one Business Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on any Registration Statement (in which case the Company shall provide to each of the Holders true and complete copies of all comments that pertain to the Holders as a “Selling Stockholder” or to the “Plan of Distribution” and all written responses thereto, but not information that the Company believes would constitute material and non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information that pertains to the Holders as “Selling Stockholders” or the “Plan of Distribution”; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading, provided that any and all of such information shall remain confidential to each Holder until such information otherwise becomes public (other than disclosure to a Holder’s managers, employees, agents, affiliates, accountants, attorneys and advisors, provided such other party agrees to maintain the confidentiality of such information), unless disclosure by a Holder is required by law; provided, further, that notwithstanding each Holder’s agreement to keep such information confidential, the Holders make no acknowledgement that any such information is material, non-public information.

(d)         Use commercially reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable.

(e)         If requested by a Holder, furnish to such Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Holder (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR or similar system.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

11.

(f)         Prior to any resale of Registrable Securities by a Holder, register or qualify, or cooperate with the selling Holders in connection with the registration or qualification, unless an exemption from registration and qualification applies, the Registrable Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during any Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statements, provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject the Company to general service of process in any jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

(g)         If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to any Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement and under law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request.

(h)         Following the occurrence of any event contemplated by Section 3(c)(iii) through (v), as promptly as reasonably practicable, prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statement(s) or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading.

(i)         (i) In the time and manner required by the Principal Trading Market, prepare and file with such Principal Trading Market an additional shares listing application covering all of the Registrable Securities, (ii) use commercially reasonable best efforts to take all steps necessary to cause such Registrable Securities to be approved for listing on the Principal Trading Market as soon as possible thereafter, (iii) if requested by any Holder, provide such Holder evidence of such listing, and (iv) during each Effectiveness Period, use commercially reasonable best efforts to maintain the listing of such Registrable Securities on the Principal Trading Market.

(j)         In order to enable the Holders to sell Shares under Rule 144, for a period commencing on the date hereof until five (5) years after the date hereof, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. During such period, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Holders and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Person to sell Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act.  The Company agrees to furnish to the Holders so long as the Holders own Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act as required for applicable provisions of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Holders to sell such securities pursuant to Rule 144 without registration.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

12.

(k)       The Company may require each selling Holder to furnish to the Company a certified statement as to (i) the number of shares of Common Stock beneficially owned by such Holder and any Affiliate thereof, (ii) any FINRA affiliations required to be disclosed in Registration Statement or with respect to offerings thereof, (iii) if required by the Commission, any natural persons who have the power to vote or dispose of the Common Stock and (iv) any other information as may be requested by the Commission, FINRA or any state securities commission. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of Registrable Securities because any Holder fails to furnish such information within three (3) Business Days of the Company’s request, any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.

(l)       The Company shall hold in confidence and not make any disclosure of information concerning a Holder provided to the Company unless (i) disclosure of such information is reasonably believed to be necessary to comply with federal or state securities laws or the rules of any securities exchange or trading market on which the Company’s securities are then listed or traded, (ii) the disclosure of such information is reasonably believed to be necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Holder prior to making such disclosure, and allow such Holder, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(m)       The Company shall cooperate with each Holder who holds Registrable Securities being offered and the managing underwriter or underwriters as reasonably requested by them with respect to an applicable Registration Statement, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to such Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or a Holder may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or a Holder may request, and, within three (3) Business Days after a Registration Statement which includes Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to each Holder) an appropriate instruction and an opinion of such counsel in the form required by the transfer agent in order to issue such Registrable Securities free of restrictive legends upon the resale of such Registrable Securities pursuant to such Registration Statement.

(n)       At the reasonable request of a Holder, the Company shall prepare and file with the Commission such amendments (including post-effective amendments) and supplements to a Registration Statement and any prospectus used in connection with the Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement.  The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Holders of Registrable Securities pursuant to a Registration Statement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

13.

(o)       The Company shall use commercially reasonable best efforts to comply with all applicable laws related to a Registration Statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith (including without limitation the Securities Act and the Exchange Act and the rules and regulations promulgated by the Commission).

(p)       If required by the FINRA Corporate Financing Department or any similar entity, the Company shall promptly effect a filing with FINRA pursuant to FINRA Rule 5110 with respect to the public offering contemplated by resales of securities under the Registration Statement (an “Issuer Filing”), and pay the filing fee required by such Issuer Filing. The Company shall use commercially reasonable best efforts to pursue the Issuer Filing until FINRA issues a letter confirming that it does not object to the terms of the offering contemplated by the Registration Statement.

4. Holder Covenants.

(a)         Suspension of Trading. At any time after the Registrable Securities are covered by an effective Registration Statement, the Company may deliver to the Holders of such Registrable Securities a certificate (the “Suspension Certificate”) approved by the Chief Executive Officer or Chief Financial Officer of the Company and signed by an officer of the Company stating that sales of Registrable Securities under the applicable Registration Statement would:

1.           materially interfere with the consummation of any transaction that would require the Company to prepare financial statements under the Securities Act that the Company would otherwise not be required to prepare in order to comply with its obligations under the Exchange Act, or

2.           require public disclosure of a material transaction or event prior to the time such disclosure might otherwise be required.

Upon receipt of a Suspension Certificate by Holders of Registrable Securities, such Holders of Registrable Securities shall refrain from selling or otherwise transferring or disposing of any Registrable Securities then held by such Holders pursuant to a Registration Statement for a specified period of time (a “Suspension Period”) that is customary under the circumstances (not to exceed ten (10) Trading Days). Notwithstanding the foregoing sentence, the Company shall be permitted to cause Holders of Registrable Securities to so refrain from selling or otherwise transferring or disposing of any Registrable Securities pursuant to a Registration Statement on only two (2) occasions during each six (6) consecutive month period that such Registration Statement remains effective. The Company may impose stop transfer instructions to enforce any required agreement of the Holders under this Section 4(a).

(b)         Discontinued Disposition.  Each Holder agrees by its acquisition of Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(iii)-(v), such Holder will forthwith discontinue disposition of such Registrable Securities under the applicable Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed.  The Company may provide appropriate stop orders to enforce the provisions of this Section 4(b).  The Company will use its commercially reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

14.

5. Registration Expenses.  All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement.  The fees and expenses to be borne by the Company referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Principal Trading Market on which the Common Stock of the Company is then listed for trading, (B) with respect to compliance with applicable state securities or “blue sky” laws (including, without limitation, fees and disbursements of counsel for the Company in connection with “blue sky” qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders) and (C) with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with FINRA pursuant to FINRA Rule 5110 or similar rules, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the Holders of a majority of the Registrable Securities included in the applicable Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) reasonable fees and disbursements of one (1) counsel selected by the Holders of a majority of the Registrable Securities then being registered (such fees and disbursements not to exceed $100,000 with respect to a registration statement pursuant to subsection (f) of Section 2 of this Agreement, $40,000 with respect to the Initial Registration Statement and $20,000 with respect to any other Registration Statement filed pursuant to this Agreement), (vi) Securities Act liability insurance, if the Company so desires such insurance, and (vii) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including but not limited to fees and expenses of the Company’s independent registered public accounting firm. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any underwriting, broker or similar fees or commissions of any Holder or, except to the extent provided above or otherwise in any Transaction Document, any legal fees or other costs of the Holders.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

15.

6. Indemnification.

(a)         Indemnification by the Company.  The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless each Holder, the officers, directors, agents, partners, members, managers, stockholders, Affiliates and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, stockholders, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys’ fees) and expenses (each a “Loss” and collectively, “Losses”), as incurred, that arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary Prospectus if used prior to the effective date of such Registration Statement, or contained in the final Prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the Commission) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law, any “blue sky” laws of any jurisdiction in which Registrable Securities are offered, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”), except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved by such Holder expressly for use in the applicable Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto, or (B) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(v), related to the use by a Holder of an outdated or defective Prospectus in a transaction the order for which was placed after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice, but only if and to the extent that following the receipt of Advice the misstatement or omission giving rise to such Loss would have been corrected.  The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 6(c)) and shall survive the transfer of the Registrable Securities by the Holders.

(b)         Indemnification by Holders. Each Holder shall, notwithstanding any termination of this Agreement, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent that, such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, (ii) to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved by such Holder expressly for use in the applicable Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(v), to the extent related to the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice.  In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

16.

(c)         Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless:  (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest exists or may arise if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party), provided that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties except to the extent that an Indemnified Party shall have been advised by counsel that a conflict of interest exists or may arise if the same counsel were to represent such Indemnified Party and another Indemnified Party.  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within twenty (20) Business Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder). The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Party of any liability to the Indemnified Party under this Section 6, except to the extent that the Indemnifying Party is prejudiced in its ability to defend such action.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

17.

(d)        Contribution.  If a claim for indemnification under Section 6(a) or 6(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 6(d), (A) no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (B) no contribution will be made under circumstances where the maker of such contribution would not have been required to indemnify the Indemnified Party under the fault standards set forth in this Section 6.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of the indemnification provisions under the Purchase Agreement.

7. Other Agreements.

(a)        Preemptive Rights.

1.           Commencing from and after the First Unit Closing, and for so long as at least 250,000 Unit Shares remain outstanding, and subject to applicable securities laws, each Investor that holds Unit Shares shall have a right of first refusal to purchase its Pro Rata Share of all Common Stock Equivalents that the Company may, from time to time, propose to sell and issue, other than Excluded Securities.  Each Investor’s ”Pro Rata Share” is equal to the ratio of (A) the number of outstanding Unit Shares of which such Investor is a beneficial owner immediately prior to the issuance of such Common Stock Equivalents to (B) the total number of outstanding shares of Capital Stock of the Company immediately prior to the issuance of the Common Stock Equivalents.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

18.

2.           If the Company proposes to issue any Common Stock Equivalents, it shall give each Investor known to the Company to continue to beneficially own Unit Shares written notice of its intention, describing the Common Stock Equivalents, the price and the terms and conditions upon which the Company proposes to issue the same (the “Company Notice”).  Each Investor shall have ten (10) Business Days from the giving of the Company Notice to agree to purchase its Pro Rata Share of the Common Stock Equivalents (except as provided above) for the price and upon the terms and conditions specified in the Company Notice by giving written notice to the Company and stating therein the quantity of Unit Shares beneficially owned by such Investor and the quantity of Common Stock Equivalents elected to be purchased, up to its Pro Rata Share.  Notwithstanding the foregoing, the Company shall not be required to offer or sell such Common Stock Equivalents to any Investor who would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale.

3.           If not all of the Purchasers elect to purchase their Pro Rata Share of the available Common Stock Equivalents, then the Company shall promptly notify in writing the Purchasers who do so elect and shall offer such Purchasers the right to acquire, on a pro rata basis, such non-participating Purchaser or Purchasers’ Pro Rata Share(s).  Each such Purchaser shall have five (5) Business Days after receipt of such notice to notify the Company of its election to purchase all or a portion of the unsubscribed shares.  The Company shall have sixty (60) days thereafter to sell the Common Stock Equivalents in respect of which the Investors’ rights were not exercised, at a price not lower and upon general terms and conditions not materially more favorable to the purchasers thereof than specified in the Company’s Notice.  If the Company has not sold such Common Stock Equivalents within such sixty (60) day period, the Company shall not thereafter issue or sell any Common Stock Equivalents, without first offering such securities to the Investors in the manner provided above.

(b)        Board of Directors.

1.           From and after the First Unit Closing, subject to Section 7(b)(2) and 7(b)(6) below, the Company shall take all appropriate action to establish and maintain the size of the Board at eight (8) members, three (3) of which shall be designated in writing by the Investors holding a majority-in-interest of the then outstanding Registrable Securities (the “Majority Investors”) to be nominated by the Company to serve as a member of the Board (each, an “Investor Designee”). Alta BioPharma Partners III, L.P. (“Alta Partners”), Bay City Capital L.P. (“Bay City Capital”) and New Enterprise Associates (“NEA”), together with their respective affiliates, shall each have the right to designate one (1) such Investor Designee. From and after the First Unit Closing, Nextech Venture, together with its affiliates (“Nextech”), will be entitled to designate an observer to attend each meeting or meetings of the Board, subject to customary limitations.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

19.

2.           Subject to Section 7(b)(6) below, from and after the earlier to occur of (i) the Second Unit Closing, (ii) the Common Equity Closing and (iii) the closing of an Alternative Common Stock Financing in which the Investors exercise preemptive rights pursuant to the terms of this Agreement and, as a result, beneficially own greater than a majority of the Company’s voting stock as of such closing, the Company shall take all appropriate action to promptly establish and maintain the size of the Board at nine (9) members, five (5) of which shall be Investor Designees and nominated in accordance with the provisions of this Section 7(b).  Alta Partners, Bay City Capital, NEA and Nextech, together with their respective affiliates, shall each have the right to designate one (1) such Investor Designee.  On or prior to January 20 of each year in which the Majority Investors have rights pursuant to this Section 7(b) (assuming the Company has made a request therefor at least five (5) Trading Days prior thereto), and within five (5) Trading Days of the request by the Company in connection with the preparation of a proxy statement with respect to the election of members of the Board or a vacancy created on the Board by the resignation, death or disability of an Investor Designee or the failure of an Investor Designee to be elected at a meeting of the Company at any time at which the Majority Investors have rights pursuant to this Section 7(b), each Investor shall notify the Company of the number of voting shares of the Company’s capital stock beneficially owned by such Investor as of a date within five (5) Trading Days of the delivery of such notice.

3.           The Company (including any appropriate committee thereof) shall nominate the Investor Designees for election (in case of the initial election of an Investor Designee) or re-election (including, in the case of the end of the term of an Investor Designee), as applicable, as a director of the Company as part of the slate proposed by the Company that is included in the proxy statement (or consent solicitation or similar document) of the Company relating to the election of its directors, and shall provide the same level of support for each Investor Designee as it provides to other members of the Board or other persons standing for election as a director of the Company as part of a slate proposed by the Company, subject to Section 7(b)(6) below.  In the event that a vacancy is created on the Board at any time by the resignation, death or disability of an Investor Designee, or the failure of an Investor Designee to be elected at a meeting of the Company, a majority of the Investor Designees may designate another person as Investor Designee to fill the vacancy created thereby, and the Company hereby agrees to take, at any time and from time to time, all actions necessary to fill the vacancy as provided in the foregoing, subject to Section 7(b)(6) below.

4.           The Company shall provide each Investor Designee with all notices, minutes, consents and other materials, financial or otherwise, which the Company provides to the other members of the Board and committees thereof in their capacity as such.  Subject to Section 7(b)(6) below, an Investor Designee shall be a member of each committee of the Board, and Investor Designees shall represent a majority of the Compensation Committee of the Board, which shall consist of no more than three (3) members, subject to applicable law and the rules and regulations of the Commission and the Principal Trading Market.

5.           The Company shall reimburse each Investor Designee for his or her out-of-pocket expenses incurred in connection with his or her participation as a member of the Board, in a manner consistent with the Company’s policies for reimbursing such expenses of the members of the Board. In addition, the Company shall pay each Investor Designee, in his or her capacity as a non-employee member of the Board, the same compensation as to which all non-employee members of the Board are entitled, in their capacity as such, subject to compliance with applicable law. The Company shall indemnify each Investor Designee to the same extent it indemnifies its other directors pursuant to its organizational documents and applicable law.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

20.

6.           Notwithstanding the foregoing, at any time at which the Company is subject to the NASDAQ Voting Rights Rule and Policy, as currently set forth in NASDAQ Rule 4351 and IM-4351, and applicable rules, or any related or successor regulations or amendments thereto, the aggregate number of Investor Designees may be reduced, in the sole discretion of the Company, to the extent such reduction is required by such policy, rules and regulations.  In the event of any such reduction, each of Alta Partners, Bay City Capital and NEA shall retain its designation right so long as at least three (3) Investor Designees are permitted and such entity or its affiliates continue to beneficially own Shares, and Alta Partners, Bay City Capital and NEA shall mutually determine the appropriate Investor Designees in the event that less than three (3) Investor Designees are permitted.  The number of Investor Designees that the Investors shall have the right to designate shall also be adjusted to the extent otherwise required by applicable law and the rules and regulations of the Commission and the Principal Trading Market.

8. Miscellaneous.

(a)         Remedies.  In the event of a breach by the Company or by an Investor of any of their obligations under this Agreement, each Investor or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  The Company and each Investor agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)         Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.  This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter, except for, and as provided in the Transaction Documents.

(c)         Amendments and Waivers.  The provisions of Sections 2 through 6 and 8 of this Agreement, including definitions in Section 1 with respect to such sections, may not be amended, modified, supplemented or waived unless the same shall be in writing and signed by the Company and the Majority Investors.  The provisions of Section 7(a) of this Agreement, including the definitions in Section 1 and the provisions of this sentence with respect to such section, may not be amended, modified, supplemented or waived unless the same shall be in writing and signed by the Company and the Investors holding a majority-in-interest of the Registrable Securities to which such amendment, modification, supplement or waiver relates.  The provisions of Section 7(b) of this Agreement, including the definitions in Section 1 and the provisions of this sentence with respect to such section, may not be amended, modified, supplemented or waived unless the same shall be in writing and signed by the Company, the Majority Investors, Alta Partners, Bay City Capital, NEA and Nextech.  Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by all Holders to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the first sentence of this Section 8(c). Each Holder acknowledges that, except with respect to Sections 7(a) and 7(b) of this Agreement (which require the consent of the Investors holding a majority-in-interest of the Registrable Securities to which an amendment, modification, supplement or waiver relates and the consent of Majority Investors, Alta Partners, Bay City Capital, NEA and Nextech, respectively, to bind all of the Investors), including the definitions in Section 1 and the provisions of this section with respect to such sections, the Majority Investors have the power to bind all of the Investors.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

21.

(d)         Term.  The registration rights provided to the Holders of Registrable Securities hereunder, and the Company’s obligation to keep the Registration Statements effective, shall terminate at such time as there are no Registrable Securities.  Notwithstanding the foregoing, Section 5, Section 6, Section 7 and Section 8 shall survive the termination of this Agreement.

(e)         Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

(f)         Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Investor.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.  The Company may not assign its rights or obligations under Sections 2 through 6 hereof without the prior written consent of the Majority Investors.  The Company may not assign its rights or obligations under Section 7(a) of this Agreement, including the definitions in Section 1 and the provisions of this sentence with respect to such section, without the prior written consent of a majority of the Investors with rights under such Section.  The Company may not assign its rights or obligations under Section 7(b) of this Agreement, including the definitions in Section 1 and the provisions of this sentence with respect to such section, without the prior written consent of the Majority Investors and each of Alta Partners, Bay City Capital, NEA and Nextech. The rights of the Investors hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, may be assigned by each Investor to transferees or assignees of all or any portion of the Registrable Securities, but only if (i) the Investor agrees in writing with the transferee or assignee to assign such rights and related obligations under this Agreement, and for the transferee or assignee to assume such obligations, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (iii) at or before the time the Company received the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein and (iv) the transferee is an “accredited investor,” as that term is defined in Rule 501 of Regulation D.

(g)         Execution and Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature were the original thereof.

(h)         Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

(i)          Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

22.

(j)       Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(k)       Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(l)       Currency.  Unless otherwise indicated, all dollar amounts referred to in this Agreement are in United States Dollars.  All amounts owing under this Agreement are in United States Dollars.  All amounts denominated in other currencies shall be converted in the United States Dollar equivalent amount in accordance with the applicable exchange rate in effect on the date of calculation.

(m)       Further Assurances.  The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
SIGNATURE PAGES TO FOLLOW]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

23.

IN WITNESS WHEREOF, each of the parties has executed this Investor Rights Agreement as of the date first written above.

SUNESIS PHARMACEUTICALS, INC.

By:
Name: Daniel N. Swisher, Jr.
Title: President and Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
SIGNATURE PAGES OF HOLDERS TO FOLLOW]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, each of the parties has executed this Investor Rights Agreement as of the date first written above.

NAME OF INVESTOR

AUTHORIZED SIGNATORY

By:
Name:
Title:

ADDRESS FOR NOTICE

c/o: ______________________________________________

Street: ____________________________________________

City/State/Zip: ______________________________________

Attention: _________________________________________

Tel: ______________________________________________

Fax: ______________________________________________

Email: ____________________________________________

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Annex A

SELLING STOCKHOLDER NOTICE AND QUESTIONNAIRE

The undersigned holder of shares of common stock, warrants to purchase shares of common stock and/or preferred stock convertible into shares of the common stock, par value $0.0001 per share, of Sunesis Pharmaceuticals, Inc., a Delaware corporation (the “Company”), issued pursuant to that certain Securities Purchase Agreement by and among the Company and the Purchasers as defined therein, dated as of March 31, 2009 (the “Purchase Agreement”), understands that the Company intends to file with the Commission a registration statement on Form S-3 (except if the Company is ineligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on a registration statement on Form S-1) (the “Resale Registration Statement”) for the registration and the resale under Rule 415 of the Securities Act of Registrable Securities in accordance with the terms of that certain Investor Rights Agreement, dated as of April 3, 2009 by and among the Company and the Investors as defined therein, to which this Notice and Questionnaire is attached as Annex A (the “Agreement”). All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

In order to sell or otherwise dispose of any Registrable Securities pursuant to the Resale Registration Statement, a holder of Registrable Securities generally will be required to be named as a selling stockholder in the related prospectus or a supplement thereto (as so supplemented, the “Prospectus”), deliver such Prospectus to purchasers of Registrable Securities (including pursuant to Rule 172 under the Securities Act) and be bound by the provisions of the Agreement (including certain indemnification provisions, as described below). Holders must complete and deliver this Notice and Questionnaire in order to be named as selling stockholders in the Prospectus.

Certain legal consequences arise from being named as a selling stockholder in the Resale Registration Statement and the Prospectus. Holders of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not named as a selling stockholder in the Resale Registration Statement and the Prospectus.

NOTICE

The undersigned holder (the “Selling Stockholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities owned by it and listed below in Item (3), unless otherwise specified in Item (3), pursuant to the Resale Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands and agrees that it will be bound by the terms and conditions of this Notice and Questionnaire and the Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

QUESTIONNAIRE

1.  Name.

(a)	Full Legal Name of Selling Stockholder:

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)
Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Notice and Questionnaire):

2.  Address for Notices to Selling Stockholder:

Telephone:
Fax:
Contact Person:
E-mail Address of Contact Person:

3.  Beneficial Ownership of Registrable Securities Issuable Pursuant to the Purchase Agreement:

(a)	Type and Number of Registrable Securities beneficially owned and issued pursuant to the Purchase Agreement:

(b)	Number of shares of common stock to be registered pursuant to this Notice and Questionnaire for resale:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4.  Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes   ☐                                 No   ☐

(b)	If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes   ☐                                 No   ☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes   ☐                                No   ☐

Note:	If yes, provide a narrative explanation below:

(c)
If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes   ☐                                No   ☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.  Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

(a)	Type and amount of other securities beneficially owned:

6.  Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

State any exceptions here:

7.  Plan of Distribution:

The undersigned has reviewed the form of Plan of Distribution provided by the Company, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.

State any exceptions here:

***********

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of any applicable Resale Registration Statement. All notices hereunder shall be made as provided in the Agreement. In the absence of any such notification, the Company shall be entitled to continue to rely on the accuracy of the information in this Notice and Questionnaire.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (7) above and the inclusion of such information in the Resale Registration Statement and the Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Registration Statement and the Prospectus.

By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M in connection with any offering of Registrable Securities pursuant to the Resale Registration Statement. The undersigned also acknowledges that it understands that the answers to this Notice and Questionnaire are furnished for use in connection with Registration Statements filed pursuant to the Investor Rights Agreement and any amendments or supplements thereto filed with the Commission pursuant to the Securities Act.

The undersigned hereby acknowledges and is advised of the following Interpretation A.65 of the July 1997 SEC Manual of Publicly Available Telephone Interpretations regarding short selling:

“An Issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective.  One of the selling stockholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date.  The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made.  There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

By returning this Notice and Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation.

I confirm that, to the best of my knowledge and belief, the foregoing statements (including without limitation the answers to this Notice and Questionnaire) are correct.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:___________________	Beneficial Owner:

By:
Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Cooley Godward Kronish LLP
Five Palo Alto Square
3000 El Camino Real
Palo Alto, California 94306-2155
Telephone No.:  (650) 843-5180
Facsimile No.:  (650) 849-7400
Attention:  Suzanne Sawochka Hooper

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT D

STOCK CERTIFICATE QUESTIONNAIRE

Pursuant to Section 2.1(c) of the Agreement, please provide us with the following information:

1. The exact name that the Securities are to be registered in (this is the name that will appear on the stock certificate(s) and warrant(s)). You may use a nominee name if appropriate:

2. The relationship between the Purchaser of the Securities and the Registered Holder listed in response to Item 1 above:

3. The mailing address, telephone and telecopy number of the Registered Holder listed in response to Item 1 above:

4. The Tax Identification Number (or, if an individual, the Social Security Number) of the Registered Holder listed in response to Item 1 above:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E-1

FORM OF OPINION OF COMPANY COUNSEL
(FIRST UNIT CLOSING AND SECOND UNIT CLOSING)

1.	The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware.

2.
The Company has the requisite corporate power to own, lease and operate its property and assets, to conduct its business as described in the SEC Reports and to execute and deliver the Financing Agreements and to perform its obligations thereunder to be performed at the [First Unit Closing/Second Unit Closing], including, without limitation, to issue, sell and deliver the Units under the Purchase Agreement, to issue the Conversion Shares issuable upon conversion of the Preferred Stock and to issue the Warrant Shares issuable upon exercise of the Warrants.

3.	The Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of the State of California.

4.
 All corporate action on the part of the Company necessary for the authorization, execution and delivery of the Financing Agreements by the Company, the authorization, sale, issuance and delivery of the Securities and the performance by the Company of its obligations under the Financing Agreements to be performed at the [First Unit Closing/Second Unit Closing] has been taken.

5.
Each of the Financing Agreements has been duly and validly authorized, executed and delivered by the Company, and each such agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium or other similar laws affecting creditors’ rights generally, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance.

6.
The Company’s authorized capital stock consists of (a) one hundred million (100,000,000) shares of Common Stock, par value $0.0001 per share, and (b) five million (5,000,000) shares of Preferred Stock, par value $0.0001 per share. The Units have been duly authorized and, when issued and paid for by the Purchasers pursuant to the Purchase Agreement, the Preferred Stock underlying the Units will be validly issued, fully paid and nonassessable. The Conversion Shares have been duly authorized and, when issued  upon conversion in accordance with the terms of the Certificate of Designation, will be validly issued, fully paid and nonassessable.  The Warrant Shares have been duly authorized and, when sold and issued and paid for by the Purchasers in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable.  The holders of outstanding shares of capital stock of the Company are not entitled to preemptive rights under the Company’s Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws, the Certificate of Designation or Delaware law or, to our knowledge, rights of first refusal or other similar rights to subscribe for the Securities (other than rights which have been waived in writing or otherwise satisfied).

7.
The execution and delivery of the Financing Agreements and the issuance of the Units, the Conversion Shares (assuming conversion of the Shares at the [First Unit Closing/Second Unit Closing]) and the Warrant Shares (assuming exercise of the Warrants at the [First Unit Closing/Second Unit Closing]) pursuant thereto do not violate any provision of the Company’s Amended and Restated Certificate of Incorporation, Amended and Restated Bylaws or the Certificate of Designation, do not constitute a default under, a material breach of or result in any acceleration of rights under any Material Agreement and do not violate (a) any governmental statute, rule or regulation that in our experience is typically applicable to transactions of the nature contemplated by the Financing Agreements or (b) any order, writ, judgment, injunction, decree, determination or award which has been entered against the Company and of which we are aware.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

8.
To our knowledge, there is (i) no action, suit or proceeding by or before any court or other governmental agency, authority or body or any arbitrator pending or overtly threatened against the Company or its properties by a third party that questions the validity of the Financing Agreements or of a character required to be disclosed in the SEC Reports as required by the Securities Act and the rules thereunder and (ii) no indenture, contract, lease, mortgage, deed of trust, note agreement, loan or other agreement or instrument of a character required to be filed as an exhibit to the SEC Reports, which is not filed as required by the Securities Act and the rules thereunder.

9.
All consents, approvals, authorizations, or orders of, and filings, registrations and qualifications with any U.S. Federal or California regulatory authority or governmental body required for the issuance of the Securities have been made or obtained, except for the filing of a Form D pursuant to Securities and Exchange Commission Regulation D.

10.
The offer and sale of the Securities are exempt from the registration requirements of the Securities Act, subject to the timely filing of a Form D pursuant to Securities and Exchange Commission Regulation D.

11.
The Company is not, and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof, will not be an “investment company” as defined in the Investment Company Act.

12.
To our knowledge, there are no written contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived in writing or otherwise satisfied) to require the Company to include any securities of the Company in any registration statement contemplated by Section 2 of the Investor Rights Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E-2

FORM OF OPINION OF COMPANY COUNSEL
(COMMON EQUITY CLOSING)

1.	The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware.

2.
The Company has the requisite corporate power to own, lease and operate its property and assets, to conduct its business as described in the SEC Reports and to perform its obligations under the Financing Agreements, including, without limitation, to issue, sell and deliver the Shares under the Purchase Agreement.

3.	The Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of the State of California.

4.
 All corporate action on the part of the Company necessary for the authorization, execution and delivery of the Financing Agreements by the Company, the authorization, sale, issuance and delivery of the Shares and the performance by the Company of its obligations under the Financing Agreements to be performed at the Common Equity Closing has been taken.

5.
Each of the Financing Agreements has been duly and validly authorized, executed and delivered by the Company, and each such agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium or other similar laws affecting creditors’ rights generally, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance.

6.
The Company’s authorized capital stock consists of (a) [_______________] ([___________]) shares of Common Stock, par value $0.0001 per share, and (b) ten million (10,000,000) shares of Preferred Stock, par value $0.0001 per share. The Shares have been duly authorized and, when issued and paid for by the Purchasers pursuant to the Purchase Agreement, will be validly issued, fully paid and nonassessable. The holders of outstanding shares of capital stock of the Company are not entitled to preemptive rights under the Company’s Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws, the Certificate of Designation or Delaware law or, to our knowledge, rights of first refusal or other similar rights to subscribe for the Shares (other than rights which have been waived in writing or otherwise satisfied).

7.
The execution and delivery of the Financing Agreements and the issuance of the Shares pursuant thereto do not violate any provision of the Company’s Amended and Restated Certificate of Incorporation, Amended and Restated Bylaws or the Certificate of Designation, do not constitute a default under, a material breach of or result in any acceleration of rights under any Material Agreement and do not violate (a) any governmental statute, rule or regulation that in our experience is typically applicable to transactions of the nature contemplated by the Financing Agreements or (b) any order, writ, judgment, injunction, decree, determination or award which has been entered against the Company and of which we are aware.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

8.
To our knowledge, there is (i) no action, suit or proceeding by or before any court or other governmental agency, authority or body or any arbitrator pending or overtly threatened against the Company or its properties by a third party that questions the validity of the Financing Agreements or of a character required to be disclosed in the SEC Reports as required by the Securities Act and the rules thereunder and (ii) no indenture, contract, lease, mortgage, deed of trust, note agreement, loan or other agreement or instrument of a character required to be filed as an exhibit to the SEC Reports, which is not filed as required by the Securities Act and the rules thereunder.

9.
All consents, approvals, authorizations, or orders of, and filings, registrations and qualifications with any U.S. Federal or California regulatory authority or governmental body required for the issuance of the Shares have been made or obtained, except for the filing of a Form D pursuant to Securities and Exchange Commission Regulation D.

10.
The offer and sale of the Shares are exempt from the registration requirements of the Securities Act, subject to the timely filing of a Form D pursuant to Securities and Exchange Commission Regulation D.

11.
The Company is not, and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof, will not be an “investment company” as defined in the Investment Company Act.

12.
To our knowledge, there are no written contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived in writing or otherwise satisfied) to require the Company to include any securities of the Company in any registration statement contemplated by Section 2 of the Investor Rights Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT F

Form of Irrevocable Transfer Agent Instructions

As of April __, 2009

American Stock Transfer & Trust Company
6201 - 15th Avenue
Brooklyn, N.Y.  11219
Attn:  _________________

Ladies and Gentlemen:

Reference is made to that certain Securities Purchase Agreement, dated as of March 31, 2009 (the “Agreement”), by and among Sunesis Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the purchasers named on the signature pages thereto (collectively, such purchasers and their permitted transferees, the “Holders”), pursuant to which, among other things, (a) the Company is issuing to certain Holders in one or more closings units (the “Units”), consisting of shares of the Series A Preferred Stock of the Company, par value $0.0001 per share (the “Preferred Stock”), that are convertible into shares of the common stock of the Company, par value $0.0001 per share (the “Common Stock”), and warrants (the “Warrants”) that are exercisable for Common Stock and (b) the Company may issue at a subsequent closing to the Holders shares of Common Stock (all shares of Common Stock issuable directly or indirectly pursuant to the Agreement being referred to as the “Securities”).

This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time and the conditions set forth in this letter are satisfied), subject to any stop transfer instructions that we may issue to you from time to time, if any:

(i)            to issue certificates representing shares of Common Stock upon transfer or resale of the Securities;

(ii)           to issue shares of Common Stock upon conversion of the Preferred Stock by a Holder thereof (or by such Holder’s designee) from time to time upon delivery to you of a properly completed and duly executed Conversion Notice, in the form attached hereto as Annex I, which has been acknowledged by the Company as indicated by the signature of a duly authorized officer of the Company thereon, or, in the alternative, upon confirmation to you by the Company of the conversion of the Preferred Stock; and

(iii)            to issue shares of Common Stock upon the exercise of the Warrants issued to the Holder thereof (or to such Holder’s designee) from time to time upon delivery to you of a properly completed and duly executed Exercise Form, in the form attached hereto as Annex II, which has been acknowledged by the Company as indicated by the signature of a duly authorized officer of the Company thereon together with indication of receipt of the exercise price therefor.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

You acknowledge and agree that so long as you have received (a) written confirmation from the Company’s legal counsel that a registration statement covering resales of the Securities has been declared effective by the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), a copy of such registration statement and a completed and signed certificate from a Holder confirming the sale or transfer of the Securities pursuant to such effective registration statement, (b) written confirmation from the Company’s legal counsel that the Securities are eligible for sale in conformity with Rule 144 under the Securities Act (“Rule 144”) and customary documentation from a Holder’s broker with respect to a sale pursuant to Rule 144 or (c) written confirmation from the Company’s legal counsel that the Securities are eligible for sale in conformity with Rule 144 under the Securities Act without being subject to the volume or other restrictions thereunder, then, unless otherwise required by law, within five (5) business days of delivery by a Holder to the Company or to you (with concurrent notice to the Company) of a notice of sale and documentation required pursuant to clause (a) or (b) above, as applicable, or a request from a Holder for the issuance of an unlegended certificate in the event that the Securities are eligible for sale in conformity with Rule 144 under the Securities Act without being subject to the volume or other restrictions thereunder, together with a legended certificate representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer), you shall issue the certificate(s) representing the Securities registered in the names of the purchaser of such Securities or the Holder, as the case may be, and such certificates shall not bear any legend restricting transfer of the Securities thereby and should not be subject to any stop-transfer restriction. To the extent a Holder is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of the Holder, you are authorized, in lieu of issuing certificates representing the Securities, to credit the number of shares of Common Stock to which the the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal At Custodian system.

In the event that you have not received the documentation required pursuant to clause (a) or (b) of the immediately preceding paragraph or such Securities are not eligible for sale in conformity with Rule 144 under the Securities Act without being subject to the volume or other restrictions thereunder, then the certificates for such Securities shall bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED EXCEPT AS PROVIDED BY ARTICLE IV OF THAT CERTAIN SECURITIES PURCHASE AGREEMENT, DATED AS OF MARCH [__], 2009, BY AND AMONG SUNESIS PHARMACEUTICALS, INC. AND THE PURCHASERS IDENTIFIED ON THE SIGNATURE PAGES THERETO.

                Please be advised that the Holders are relying upon this letter as an inducement to enter into the Agreement and, accordingly, each Holder is a third party beneficiary to these instructions.

THE FOREGOING INSTRUCTIONS SUPERSEDE ANY PRIOR INSTRUCTIONS YOU HAVE RECEIVED FROM THE COMPANY WITH RESPECT TO THE MATTERS SET FORTH HEREIN.

                 Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions.

Very truly yours,

SUNESIS PHARMACEUTICALS, INC.

By:
Name:
Title:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Annex I

Form of Conversion Notice

(To be executed by the Holder to convert shares of Series A Preferred Stock into shares of Common Stock)

SUNESIS PHARMACEUTICALS, INC.
CONVERSION NOTICE

Reference is made to the Series A Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), of Sunesis Pharmaceuticals, Inc., a Delaware corporation (the “Company”).  In accordance with and pursuant to the provisions of the Certificate of Designation of the Series A Preferred Stock (the “Certificate of Designation”) filed and currently effective with the Delaware Secretary of State, the undersigned hereby elects to convert the Preferred Stock indicated below into shares of the Common Stock of the Company, par value $0.0001 per share (the “Common Stock”), as of the date specified below.  Each share of Preferred Stock is convertible into ten (10) shares of Common Stock, subject to adjustment in accordance with the terms of the Certificate of Designation.

Date of Conversion:

Aggregate Number of Shares to be Converted:

Please confirm the following information:

Number of Shares of Common Stock to be issued:

Please issue the shares of Common Stock  into which the Preferred Stock is being converted in the following name and to the following address:

Issue to:

Address:

Facsimile Number:

EIN (Federal Tax Id) Number:

DTC Participant Number and Name (if electronic book entry transfer):

Account Number (if electronic book entry transfer):

Authorization:
By:
Title:

Dated:____________________________________________

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ACKNOWLEDGEMENT

                The Company hereby acknowledges this Conversion Notice and hereby directs American Stock Transfer & Trust Company to issue the above indicated number of shares of Common Stock in accordance with the Irrevocable Transfer Agent Instructions dated April __, 2009, from the Company and acknowledged and agreed to by American Stock Transfer & Trust Company.

SUNESIS PHARMACEUTICALS, INC.

By:
Name:
Title:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Annex II

Form of Exercise Form

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the Warrants)

TO:  SUNESIS PHARMACEUTICALS, INC.

CHECK THE APPLICABLE BOX:

☐	Cash Exercise

The undersigned hereby irrevocably exercises the attached warrant (the “Warrant”) with respect to ________shares of Common Stock, par value $0.0001 per share (the “Common Stock”), of Sunesis Pharmaceuticals, Inc., a Delaware corporation (the “Company”).

☐	Cashless Exercise

The undersigned hereby irrevocably exercises the Warrant with respect to _______ shares of Common Stock of the Company and herewith makes payment of the Exercise Price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

1.
The undersigned agrees not to sell, transfer, assign, pledge, hypothecate or otherwise dispose of any of the Common Stock obtained on Exercise of the Warrant, except in accordance with applicable securities laws and the provisions of Section 4.1 of the Purchase Agreement.

2.
The undersigned requests that a warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the undersigned and delivered to the undersigned at the address set forth below.

3.	Capitalized terms used but not otherwise defined in this Exercise Form shall have the meaning ascribed thereto in the Warrant.

4.	In the event of any conflict between the term of this Exercise Form and any provisions of this Warrant, the terms of the Warrant shall govern.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.	Please issue the Common Stock to be issued upon Exercise of this Warrant in the following name and to the following address:

Issue to:_____________________________________________________________________________________

Address:_____________________________________________________________________________________

Facsimile Number:_____________________________________________________________________________

EIN (Federal Tax Id) Number:____________________________________________________________________

DTC Participant Number and Name (if electronic book entry transfer):____________________________________

Account Number  (if electronic book entry transfer):__________________________________________________

________________________________________________________________________________________

Facsimile Number:_____________________________________________________________________________

Dated: _____________________

Signature

Print Name

Address

NOTICE

The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ACKNOWLEDGEMENT

                The Company hereby acknowledges this Exercise Form and receipt of the appropriate exercise price and hereby directs American Stock Transfer & Trust Company to issue the above indicated number of shares of Common Stock in accordance with the Irrevocable Transfer Agent Instructions dated April __, 2009, from the Company and acknowledged and agreed to by American Stock Transfer & Trust Company.

SUNESIS PHARMACEUTICALS, INC.

By:
Name:
Title:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT G

Form of Secretary’s Certificate

The undersigned hereby certifies that she is the duly elected, qualified and acting Secretary of Sunesis Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and that as such she is authorized to execute and deliver this certificate in the name and on behalf of the Company and in connection with the Securities Purchase Agreement, dated as of March 31, 2009, by and among the Company and the purchasers party thereto (the “Agreement”), and further certifies in her official capacity, in the name and on behalf of the Company, the items set forth below.  Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Agreement.

1.
Attached hereto as Exhibit A is a true, correct and complete copy of the resolutions duly adopted by the Board at a meeting of the Board held on March 30, 2009.  Such resolutions have not in any way been amended, modified, revoked or rescinded, and have been in full force and effect since their adoption up to and including the date hereof and are now in full force and effect.

2.
Attached hereto as Exhibit B is a true, correct and complete copy of the Amended and Restated Certificate of Incorporation of the Company, together with any and all certificates of designation and amendments thereto currently in effect, and no action has been taken to further amend, modify or repeal such Amended and Restated Certificate of Incorporation, the same being in full force and effect in the attached form as of the date hereof.

3.
Attached hereto as Exhibit C is a true, correct and complete copy of the Amended and Restated Bylaws of the Company and any and all amendments thereto currently in effect, and no action has been taken to further amend, modify or repeal such Bylaws, the same being in full force and effect in the attached form as of the date hereof.

4.
Each person listed below has been duly elected or appointed to the position(s) indicated opposite his name and is duly authorized to sign the Agreement and each of the other Transaction Documents on behalf of the Company, and the signature appearing opposite such person’s name below is such person’s genuine signature.

Name	Position	Signature

Daniel N. Swisher, Jr.	Chief Executive Officer and President

Eric H. Bjerkholt	Senior Vice President, Corporate Development and Finance, Chief Financial Officer

Valerie L. Pierce	Senior Vice President, General Counsel and Corporate Secretary

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the undersigned has executed this certificate this ___ day of [______], 20[__]. [Insert First Unit Closing Date, Second Unit Closing Date, or Common Equity Closing Date, as applicable, in the foregoing sentence.]

Valerie L. Pierce
Senior Vice President, General Counsel and Corporate Secretary

I, Daniel N. Swisher, Jr., Chief Executive Officer and President of the Company, hereby certify that Valerie L. Pierce is the duly elected, qualified and acting Senior Vice President, General Counsel and Corporate Secretary of the Company and that the signature set forth above is her true signature.

Daniel N. Swisher, Jr.
Chief Executive Officer and President

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT A

Board Resolutions

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT B

Amended and Restated Certificate of Incorporation

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT C

Amended and Restated Bylaws

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT H

Form of Officer’s Certificate

The undersigned, the Chief Executive Officer and President of Sunesis Pharmaceuticals, Inc., a Delaware corporation (the “Company”), pursuant to Section [5.1(f)][5.3(g)][5.5(h)] of the Securities Purchase Agreement, dated as of March 31, 2009, by and among the Company and the purchasers signatory thereto (the “Agreement”), hereby represents, warrants and certifies to such purchasers as follows (capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Agreement):

1.
The representations and warranties of the Company contained in the Purchase Agreement are true and correct [in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties are true and correct in all respects)]1 as of the date when made and as of the [First Unit Closing Date][Second Unit Closing Date][Common Equity Closing Date], as though made on and as of such date, except for such representations and warranties that speak as of a specific date, which shall have been true and correct [in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties are true in correct in all respects)]2 as of such date.

2.
The Company has performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the [First Unit Closing][Second Unit Closing][Common Equity Closing].

3.
The Company has obtained in a timely fashion all consents, permits, approvals, registrations and waivers necessary for the consummation of the purchase and sale of the [Units at the [First Unit Closing][Second Unit Closing]][Common Stock at the Common Equity Closing] (including, without limitation, all Required Approvals[, other than the Stockholder Approval,]3 and any other necessary regulatory and third party consents and approvals), all of which shall be and remain so long as necessary in full force and effect.

4.
[A Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation (or, in lieu thereof, a new Amended and Restated Certificate of Incorporation) containing the amendments to the Company’s Amended and Restated Certificate of Incorporation described on Exhibit I to the Purchase Agreement has been duly filed by the Company with the Secretary of State of the State of Delaware in accordance with the DGCL, and the Purchasers have received evidence of such filing in form and substance reasonably satisfactory to the Purchasers.]4

1 To be included at Second Unit Closing and Common Equity Closing only.
2 To be included at Second Unit Closing and Common Equity Closing only.
3 To be included at First Unit Closing only.
4 To be included at Common Equity Closing only.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.	The Company has delivered the Company Deliverables in accordance with Section [2.2(a)][2.2(b)][2.2(c)].

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the undersigned has executed this certificate this ___ day of [______], 200[__]. [Insert First Unit Closing Date, Second Unit Closing Date, or Common Equity Closing Date, as applicable, in the foregoing sentence.]

Daniel N. Swisher, Jr.
Chief Executive Officer and President

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT I

Description of Charter Amendments

The following is a description of proposed amendments to the Amended and Restated Certificate of Incorporation of the Company, originally filed with the Secretary of State of the State of Delaware on September 30, 2005 (the “Charter”), subject to approval by the stockholders of the Company (capitalized terms used and not otherwise defined herein that are defined in the Securities Purchase Agreement, dated as of March 31, 2009, by and among the Company and the Purchasers identified therein, to which this “Description of Charter Amendments” is attached as Exhibit I (the “Agreement”), shall have the meanings given such terms in the Agreement):

•
Increase the number of authorized shares of (i) Common Stock from one hundred million (100,000,000) shares to four hundred million (400,000,000) shares and (ii) Preferred Stock from five million (5,000,000) shares to ten million (10,000,000) shares;

•
Amend the Charter, as necessary, to comply with applicable listing standards of the Company’s Principal Trading Market, including effecting a reverse split of the Common Stock and Preferred Stock on a ratio determined by the Board; and

•
Make such other changes to the Charter as deemed necessary or appropriate by the officers of the Company, in consultation with legal counsel, and as agreed to by the Lead Purchasers, to effectuate the transactions contemplated under the Agreement or the other Transaction Documents.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT J

Summary of Terms of Retention Plan

Carve-out pool to be established for Sunesis employees based on net proceeds upon a change of control:

	Transaction Value	Carve Out Pool

o	≤$30M:	10.5%
o	$30M to $45M:	11.0%
o	$45M to $60M:	11.5%
o	≥$60M:	12.0%

Allocation among Sunesis participants:

Chairman of the Board	3%

CEO	20%

SVP, Finance and SVP, R&D	12.5% each

VPs	[ * ]

Employees at or above the level of Associate Director	[ * ]

Employees below the level of Associate Director	[ * ]

Existing executive severance benefits agreements for continuing executives will be modified to provide that, in the event of a termination in connection with a change-of-control transaction, the executive will get the greater of a) the amount currently provided for a non-change-of-control “Covered Termination” under his or her existing executive severance benefits agreement and b) the proceeds due each individual executive based on overall net transaction value and individual allocation percentage pursuant to the Retention Plan.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Existing severance benefit plan for non-executives will be modified to provide that, in the event of a termination in connection with a change-of-control transaction, the non-executive will get the greater of a) the amount currently provided for a non-change-of-control “Qualifying Termination” under the existing severance benefit plan and b) the proceeds due each individual non-executive based on overall net transaction value and individual allocation percentage determined by the Compensation Committee.

If additional executives are employed by Sunesis after the First Unit Closing, the then existing allocations among existing plan participants and participant pools will be reallocated by the Compensation Committee on a proportional basis; provided, however,  that the total pool size under the Retention Plan shall not increase.

Retention Plan to remain in effect until the earlier of:

o	conclusion of a change-of-control transaction and payout under the Retention Plan (can be paid out in stock if the change-of-control transaction is a stock deal); or
o	six months following the earlier of (a) the Common Equity Closing or the (b) conversion of all outstanding preferred stock.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE I TO SPA (allocations)

Purchaser Commitments

	Total	First Unit Closing	Second Unit Closing	Total Units	Common Equity Closing
Financing	$43,500,000	$10,000,000	$5,000,000	$15,000,000	$28,500,000
		23.0%	11.5%	34.5%	65.5%

Investor
Bay City Capital	$10,000,000	$2,298,851	$1,149,425	$3,448,276	$6,551,724	$10,000,000
NEA	$10,000,000	$2,298,851	$1,149,425	$3,448,276	$6,551,724	$20,000,000
Merlin Nexus	$5,100,000	$1,172,414	$586,207	$1,758,621	$3,341,379	$25,100,000
Alta Partners	$5,000,000	$1,149,425	$574,713	$1,724,138	$3,275,862	$30,100,000
Nextech Venture	$5,000,000	$1,149,425	$574,713	$1,724,138	$3,275,862	$35,100,000
Vision Capital Advisors	$3,000,000	$689,655	$344,828	$1,034,483	$1,965,517	$38,100,000
Caxton Advantage	$2,500,000	$574,713	$287,356	$862,069	$1,637,931	$40,600,000
Venrock	$2,000,000	$459,770	$229,885	$689,655	$1,310,345	$42,600,000
OpusPoint	$500,000	$114,943	$57,471	$172,414	$327,586	$43,100,000
Swisher Revocable Trust	$200,000	$45,977	$22,989	$68,966	$131,034	$43,300,000
Bjerkholt/Hahn Family Trust	$100,000	$22,989	$11,494	$34,483	$65,517	$43,400,000
Steve Ketchum	$100,000	$22,989	$11,494	$34,483	$65,517	$43,500,000

	$43,500,000	$10,000,000	$5,000,000	$15,000,000	$28,500,000

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Annex B

CERTIFICATE OF AMENDMENT TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF SUNESIS PHARMACEUTICALS, INC.

Sunesis Pharmaceuticals, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST:    The name of the Corporation is Sunesis Pharmaceuticals, Inc.

SECOND:    The original name of this company was Mosaic Pharmaceuticals, Inc., and the date of filing the original Certificate of Incorporation of this company with the Secretary of State of the State of Delaware was February 10, 1998.

THIRD:    The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, adopted resolutions amending its Amended and Restated Certificate of Incorporation as follows:

Article IV, Paragraph A shall be amended to add the following provision in its entirety to the existing provisions of Article IV, Paragraph A:

“Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment to the Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware (the “Effective Time”), each [______________]1 shares of the Corporation’s Common Stock, par value $0.0001 per share, issued and outstanding prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $0.0001 per share, of the Corporation, and each [______________]1 shares of the Corporation’s Preferred Stock, par value $0.0001 per share, issued and outstanding prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Preferred Stock, par value $0.0001 per share, of the Corporation. No fractional shares shall be issued and, in lieu thereof, any holder of less than one share of Common Stock shall, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, be entitled to receive cash for such holder’s fractional share based upon the closing sales price of the Corporation’s Common Stock as reported on The NASDAQ Global Market on the date this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation is filed with the Secretary of State of the State of Delaware, and any holder of less than one share of Preferred Stock shall, upon surrender after the Effective Time of a certificate which formerly represented shares of Preferred Stock that were issued and outstanding immediately prior to the Effective Time, be entitled to receive cash for such holder’s fractional share based upon the then fair value of the Preferred Stock as determined by the Board of Directors.”

FOURTH:    This Certificate of Amendment to the Amended and Restated Certificate of Incorporation was submitted to the stockholders of the Corporation and was duly adopted and approved in accordance with the provisions of Sections 228 and 242 of the General Corporate Law of the State of Delaware at the annual meeting of the stockholders of the Corporation.

*   *   *   *   *

[1]
By approving these amendments, stockholders will approve the combination of any whole number of shares of Common Stock between and including five (5) and fifteen (15) into one (1) share of Common Stock, and the combination of such whole number of shares of Preferred Stock between and including five (5) and fifteen (15) into one (1) share of Preferred Stock. The Certificate of Amendment filed with the Secretary of State of the State of Delaware will include only that number determined by the Board of Directors to be in the best interests of the Corporation and its stockholders. In accordance with these resolutions, the Board of Directors will not implement any amendment providing for a different split ratio.

IN WITNESS WHEREOF, Sunesis Pharmaceuticals, Inc. has caused this Certificate of Amendment to be signed by its Chief Executive Officer as of  _____________________, 2009.

Sunesis Pharmaceuticals, Inc.

By:
Name:
Title:

Annex C

CERTIFICATE OF AMENDMENT TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF SUNESIS PHARMACEUTICALS, INC.

Sunesis Pharmaceuticals, Inc., (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST:    The name of the Corporation is Sunesis Pharmaceuticals, Inc.

SECOND:    The original name of this company was Mosaic Pharmaceuticals, Inc., and the date of filing the original Certificate of Incorporation of this company with the Secretary of State of the State of Delaware was February 10, 1998.

THIRD:    The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, adopted resolutions amending its Amended and Restated Certificate of Incorporation as follows:

Article IV shall be amended to remove the following provision in its entirety:

“A. This Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that the Corporation is authorized to issue is one hundred five million (105,000,000) shares, one hundred million (100,000,000) shares of which shall be Common Stock and five million (5,000,000) shares of which shall be Preferred Stock. The Common Stock shall have a par value of $0.0001 per share and the Preferred Stock shall have a par value of $0.0001 per share.”

Article IV shall be amended to add the following provision in its entirety to the existing provisions of Article IV:

“A. This Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that the Corporation is authorized to issue is four hundred ten million (410,000,000) shares, four hundred million (400,000,000) shares of which shall be Common Stock and ten million (10,000,000) shares of which shall be Preferred Stock. The Common Stock shall have a par value of $0.0001 per share and the Preferred Stock shall have a par value of $0.0001 per share.”

THREE:         This Certificate of Amendment to the Amended and Restated Certificate of Incorporation was submitted to the stockholders of the Corporation and was duly adopted and approved in accordance with the provisions of Sections 228 and 242 of the General Corporate Law of the State of Delaware at the annual meeting of the stockholders of the Corporation.

*   *   *   *   *

        IN WITNESS WHEREOF, Sunesis Pharmaceuticals, Inc. has caused this Certificate of Amendment to be signed by its Chief Executive Officer as of  _____________________, 2009.

Sunesis Pharmaceuticals, Inc.

By:
Name:
Title:

2009 ANNUAL MEETING OF STOCKHOLDERS OF

SUNESIS PHARMACEUTICALS, INC.

June 18, 2009

PROXY VOTING INSTRUCTIONS

INTERNET - Access "www.voteproxy.com" and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at https://materials.proxyvote.com/867328

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20430303030000001000 9 061809

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR IN PROPOSAL NO. 1 AND A VOTE "FOR" PROPOSALS NO. 2, NO. 3, NO. 4 AND NO. 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Proposal No. 1: To elect four directors nominated by the Board of Directors to serve for the terms specified below, as more fully described in the accompanying proxy statement.

NOMINEES:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

○ Edward Hurwitz, to serve until the 2012 annual meeting.
○ Dayton Misfeldt, to serve until the 2012 annual meeting.
○ David C. Stump, M.D., to serve until the 2011 annual meeting.
○ James W. Young, Ph.D., to serve until the 2010 annual meeting.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

Other Matters: The Board of Directors knows of no other matters that will be presented for consideration at the 2009 Annual Meeting. If any other matters are properly brought before the 2009 Annual Meeting, it is the intention of the persons named in the proxy card to vote on such matters in accordance with their best judgment.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

□

PROXY

SUNESIS PHARMACEUTICALS, INC.

PROXY FOR 2009 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of SUNESIS PHARMACEUTICALS, INC., a Delaware corporation, hereby acknowledges receipt of the notice of annual meeting of stockholders and proxy statement for the 2009 annual meeting of stockholders of Sunesis Pharmaceuticals, Inc., and hereby appoints Daniel N. Swisher, Jr. and Eric H. Bjerkholt, and each of them, jointly and severally, as proxies and attorneys-in-fact, with full power of substitution, on behalf and in name of the undersigned, to represent the undersigned at the 2009 annual meeting of stockholders of Sunesis Pharmaceuticals, Inc. to be held on Thursday, June 18, 2009 at 10:00 a.m., local time, at 395 Oyster Point Boulevard, Suite 400, South San Francisco, California 94080 and at any and all adjournments, continuations or postponement thereof, and to vote all shares of common stock and preferred stock which the undersigned would be entitled to vote, if personally present, on the matters set forth on the reverse side and, in accordance with their discretion, on any other business that may come before the meeting, and revokes all proxies previously given by the undersigned with respect to the shares covered hereby.

This proxy will be voted as directed, or if no contrary direction is indicated, will be voted (i) FOR the election of all nominees for director in Proposal No. 1, (ii) FOR Proposals No. 2, No. 3, No. 4 and No. 5, and (iii) as said proxies deem advisable, on such other matters as may properly come before the meeting.

PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

14475